INVESTMENT ADVISOR:

Pacific Alliance Capital Management
a division of Union Bank of California, N.A.

SUB ADVISORS:

Bank of Tokyo--Mitsubishi Trust Company
   Government Securities Fund
   Emerging Growth Fund
   Convertible Securities Fund
   Blue Chip Growth Fund

Tokyo--Mitsubishi Asset Management (U.K.), Ltd.
   International Equity Fund

DISTRIBUTOR:

SEI Financial Services Company




This information must be preceded or accompanied by a current prospectus for each Fund described.




STS-F-001-01

[GRAPHIC]
                               STEPSTONE FUNDS(R)
                                ANNUAL FINANCIAL
                                     REPORT
                                JANUARY 31, 1997
                                ----------------
                                NOT FDIC INSURED

                                                             STEPSTONE FUNDS(R)
ANNUAL REPORT -- CHAIRMAN'S LETTER
--------------------------------------------------------------------------------
DEAR SHAREHOLDER:

We are pleased to report another strong period for the Stepstone Funds for the year ended January 31, 1997. The period was characterized by a surging stock market but modest returns for bonds. The Stepstone Funds performed well against their peer groups and versus the standard benchmarks of investment performance.

We are keenly aware that we are in the midst of one of the longest bull markets in history, with the Dow Jones Industrial Average closing above 7000 on February 13, 1997. It is clearly a time for caution, as the current economic expansion reaches seven years. As a means of controlling risk, mutual funds such as the Stepstone Funds offer professional management as well as broad diversification by investing in a wide array of securities in a variety of industry groups.

MUTUAL FUND FAMILIES MERGE

On April 1, 1996, Union Bank, N.A. and The Bank of California merged to become Union Bank of California, N.A. Each of the former banks had its own proprietary mutual fund family. The Fund families--the Stepstone Funds (Union Bank) and The HighMark Group (The Bank of California) are similar in many ways. As a result, the Boards of Trustees of both the Stepstone and HighMark Funds believe it is in the best interest of shareholders that the two fund families merge, and recently voted in favor of combining the funds.

The merger of the two fund groups is scheduled to begin on April 25, 1997, subject to the required approvals. The combined fund family, to be called HighMark Funds, will create a $5 billion fund family with a stronger lineup of funds and expanded array of investment options. Pacific Alliance Capital Management will continue as the investment advisor for the funds.

A COMMITMENT TO SERVICE

This annual report includes interviews with portfolio managers followed by a Statement of Net Assets, which provides a list of each fund's holdings. We urge you to read the entire report closely to help you monitor the progress of your investment in the Stepstone Funds.

If you have any questions about your investment in the Stepstone Funds, or would like a prospectus or other information about any of our funds, please call your investment representative or the Stepstone Funds at 1-800-734-2922. As always, we thank you for the confidence you have placed in us as manager of your assets and look forward to serving your investment needs in the future.

Sincerely,



William R. Howell
Chairman
Stepstone Funds
February 14, 1997

STEPSTONE FUNDS(R)                                             TABLE OF CONTENTS
--------------------------------------------------------------------------------

Message from the Investment Advisor ...................   1
Managers' Discussion and Analysis of Fund Performance .   2
Statement of Net Assets ...............................  18
Statement of Operations ...............................  59
Statement of Changes in Net Assets ....................  62
Financial Highlights ..................................  66
Notes to Financial Statements .........................  72
Report of Independent Public Accountants ..............  80
Notice to Shareholders ................................  81

                       MESSAGE FROM THE INVESTMENT ADVISOR
DEAR SHAREHOLDER:

The twelve-month period ending January 31, 1997 was an extremely strong period for stocks, with the Standard & Poors 500 Stock Index up 26.33%. This surge came after a brief correction which took place early in the summer. Meanwhile, the bond market produced modest returns during the past six months, as long-term interest rates tracked a volatile range from a peak of 7.20% to a trough of about 6.35%.

STOCKS: YET ANOTHER PLEASANT SURPRISE

The stock market continues to surprise investors. In late 1996, we forecasted corporate profit growth for 1997 in the 8-10% range, and we projected that the stock market would rise by a similar amount. However, by mid-February of 1997, the market had already risen 9% for the year. Corporate profits continue to come in stronger than expected, and that may likely translate into higher gains for the stock market in the months ahead. However, we are finding it increasingly difficult to identify stocks that represent good value. As the market continues to exceed all expectations, a true 10% correction has not yet taken place. Instead, we often see a few down days but then the market resumes its advance. After rising 60% during the past two years, we don't expect 1997 to continue at the same pace. However, we have been pleasantly surprised many times in the past few years.

INFLATION REMAINS CALM

One reason that the Dow Jones Industrial Average reached 7000 -- it was 4000 just two years ago -- is that inflation and interest rates remain subdued. Indeed, the Federal Reserve Board has suggested that inflation may actually be lower than reported. The markets are behaving as if inflation is more like 2% rather than 3%, as reported by the Consumer Price Index. However, adjusting the CPI to reflect a more realistic portrait of inflation is a very contentious political issue, because entitlement payments are based on it.

A TRADING RANGE FOR INTEREST RATES

Because of modest inflation, we expect long-term interest rates to remain in a trading range over the next six months. That suggests a modestly positive bond market, in which investors earn a stream of current income plus modest capital gains. The Federal Reserve Board has kept short-term interest rates at the same level -- 5.25% -- for more than a year. Moderate economic growth and subdued inflation suggests a neutral Fed policy over the next several months.

A STRONG DOLLAR: THE U.S. ECONOMY GETS RESPECT

The U.S. economy continues to grow at a moderate rate with low inflation. In contrast, Japan's economy is struggling. Europe's economy is sluggish as governments cut spending to prepare for a unified currency. In Germany, unemployment is running at a double-digit rate, as the country continues to face difficulty in absorbing the former Eastern Germany. Throughout the world, investors have looked to the U.S. for the most stable economy, a strong currency, and the best performing equity market in recent years.

LOOKING AHEAD

The S&P 500 Index is trading at 21 times trailing earnings and at 19 times projected 1997 earnings. Dividend yields are below 2%, an all-time low. We recognize that the stock market has come a long way very quickly. However, there is some historical precedence for these high valuation levels. In the 1960s, when economic growth was moderate and inflation was low, price/earnings multiples also reached into the low 20s. Indeed, excluding the Great Depression of the 1920s and the energy crises of the 1970s, the current valuation may be the norm rather than the exception. Nevertheless, the market remains extremely volatile, as investors overreact to every economic report. We remain optimistic but cautious on stocks in 1997, as they continue to move into uncharted territory.

Sincerely,

/S/SIGNATURE
Clark R. Gates
President
Pacific Alliance Capital Management
1

STEPSTONE FUNDS -- TREASURY MONEY MARKET FUND
                   MONEY MARKET FUND
                   CALIFORNIA TAX-FREE MONEY MARKET FUND

For the year ended January 31, 1997, the Stepstone Treasury Money Market Fund (Institutional Class) produced a total return of 4.99%. The Stepstone Money Market Fund (Institutional Class) produced a total return of 5.03%. The Stepstone California Tax-Free Money Market Fund (Institutional Class) produced a total return of 3.12%.

The Stepstone Treasury Money Market Fund and the Stepstone Money Market Fund are both managed by Kirk Lynch, who has 7 years of experience in the investment field. Mr. Lynch holds an MBA from the University of San Francisco and a bachelor's degree from Colorado State University. He is a Chartered Financial Analyst (CFA).

STEPSTONE TREASURY MONEY MARKET FUND

The Fund invests in U.S. Treasury securities and repurchase agreements backed by U.S. Treasury securities. As of January 31, 1997, the Fund's seven-day compounded yield was 5.09%.

Despite intermittent fears about the U.S. economy's ability to maintain forward momentum without igniting price pressures, the Federal Reserve held short-term interest rates steady during the Fund's fiscal year. During periods in which short-term rates rose due to market forces, our strategy was to moderately extend the Fund's average maturity to lock in higher yields. The Fund began the period with an average maturity of 35 days. It was extended to 53 days last spring as yields rose in response to reports of stronger economic growth. As of January 31, 1997, the Fund's maturity was 41 days.

STEPSTONE MONEY MARKET FUND

The Fund invests in a mixture of commercial paper, certificates of deposit, U.S. Treasury securities and repurchase agreements backed by U.S. government obligations. As of January 31, 1997, the Fund's seven-day compounded yield was 5.16%.

During the year, we have generally kept the Fund's maturity shorter than our benchmark given the uncertainty in the economic outlook. As was the case with the Treasury Fund, this Fund's average maturity was periodically extended to capitalize on opportunities to secure higher yields. Our 1997 forecast is for continued slow growth and low inflation. Therefore, we believe the Federal Reserve Board will not feel the need to act for awhile.

STEPSTONE CALIFORNIA TAX-FREE MONEY MARKET FUND

The Stepstone California Tax-Free Money Market Fund is managed by Raymond Mow, who has 7 years of experience in the investment field. Mr. Mow holds a bachelor's degree in finance from the University of Hawaii.

The Fund's maturity began the year at 29 days and ended the year at 24 days. We kept the maturity shorter than average because there wasn't much value to be earned by extending it. Because of volatility in the interest rate market, variable rate products -- whose rates reset daily or weekly -- performed better than fixed rate products such as notes and fixed rate bonds. As of January 31, 1997, the Fund's seven-day compounded yield was 3.18%.

The California economy continues to improve, led by a diverse expansion in the high technology, entertainment and retail sectors. The credit rating of the State was upgraded to "A+" from "A" by the S&P and Fitch rating agencies. All investment decisions shall meet appropriate credit and liquidity requirements and have a competitive yield.

                 STEPSTONE FUNDS -- INTERMEDIATE-TERM BOND FUND

For the year ended January 31, 1997, the Stepstone Intermediate-Term Bond Fund had a total return of 1.43% (Institutional Class). In contrast, the unmanaged Salomon Brothers Broad Investment Grade Index reflected a return of 3.31%.

The Intermediate-Term Bond Fund strategy team is led by James Atkinson, who has more than 30 years of experience in the investment field. Mr. Atkinson holds a bachelor's degree in economics from Boston College.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

Because we expected lower interest rates during early 1996, the duration (sensitivity to interest rates) of the Fund was longer than average during the first half of the year. However, interest rates rose significantly in early 1996. In a period of rising interest rates, a Fund with longer duration falls further in value. In addition, because the Fund was positioned for lower rates earlier in the year, it did not have a mortgage component. Mortgages comprise 30% of the Salomon Brothers index, and tend to do better on a total return basis in a rising interest rate market than do corporates or governments.

HOW WOULD YOU DESCRIBE THE FUND'S CURRENT COMPOSITION?

We began to use mortgage-backed securities in May, increasing that percentage to 26% of the portfolio by January 31, 1997. Corporate bonds, which have outperformed government bonds for most of the year, remain over-weighted as of year end. In the corporate sector, the strongest performers were in the lower-rated credits. The best performing bonds in the portfolio were in the brokerage industry, specifically Salomon Brothers and Lehman Brothers obligations. However, reflecting a conservative strategy, most of our corporate bonds are rated at least A. The average credit quality of the portfolio is AA-.

WHAT IS YOUR OUTLOOK?

As we move through 1997, it appears that economic growth may be stronger than anticipated one month ago. Nevertheless, we believe that inflationary pressures will continue to be moderate. Although we believe that growth may accelerate, it will remain within the "speed limits" favorable to securities markets. As such, we see a stable period for interest rates, with a bias towards lower rates by the end of the first calendar quarter. As a result, the Fund is currently at a similar duration to the market as measured by the Salomon Brothers Broad Index.

[LINEGRAPH]

A line graph depicting the comparison of change in the value of a $10,000 investment in the Stepstone Intermediate-Term Bond Fund, Institutional Class, versus the Salomon Broad Investment Grade Bond Index

                                                              2/28/91  1/31/92  1/31/93  1/31/94  1/31/95  1/31/96  1/31/97
Stepstone Intermediate-Term Bond Fund, Institutional Class    $10,000  $11,288  $12,470  $13,621  $13,061  $15,226  $15,444
Salomon Broad Investment Grade Bond Index                     $10,000  $11,237  $12,493  $13,639  $13,344  $15,605  $16,122

                          Average Annual Total Return

                                One Year     Annualized     Annualized     Annualized
                                 Return        3-Year         5-Year       Inception
                                               Return         Return        to Date

Intermediate-Term Bond            1.43%         4.28%          6.48%          7.70%
  Fund (Institutional)

  For the period ended January 31, 1997. Past performance is not predictive of future performance.

[LINEGRAPH]

A line graph depicting the comparison of change in the value of a $10,000 investment in the Stepstone Intermediate-Term Bond, Investment Class, versus the Salomon Broad Investment Grade Bond Index

                                                             2/29/92   1/31/93  1/31/94  1/31/95  1/31/96  1/31/97
Stepstone Intermediate-Term Bond Fund, Investment Class      $ 9,700   $10,686  $11,672  $11,192  $13,037  $13,237
Salomon Broad Investment Grade Bond Index                    $10,000   $11,047  $12,060  $11,799  $13,798  $14,255

                          Average Annual Total Return

                                One Year     Annualized     Annualized
                                 Return        3-Year       Inception
                                               Return        to Date

Intermediate-Term
  Bond (Investment)              -1.54%         4.28%         6.48%
  with Load                      -1.53%         3.23%         5.85%

  For the period ended January 31, 1997. Past performance is not predictive of future performance. The performance of the Investment Class Shares with load reflects the maximum sales charge of 3.0%.

               STEPSTONE FUNDS -- LIMITED MATURITY GOVERNMENT FUND

For the year ended January 31, 1997, the Stepstone Limited Maturity Government Fund produced a total return of 4.20% (Institutional Class). In contrast, the unmanaged Merrill Lynch 1-3 Year Short-Term Treasury Index reflected a return of 4.58%.

The Limited Maturity Government Fund strategy team is led by Martin Standish, who has 10 years of experience in the investment field. Mr. Standish holds an MBA from the University of Texas and a bachelor's degree in business administration from Colorado State University.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

The Fund's duration (sensitivity to interest rates) was somewhat longer at the beginning of the year which hurt performance. A longer than average duration means that bond prices fall faster in a period of rising interest rates. During the second quarter, we became more neutral in relation to the benchmark. By the third quarter, we were more bullish on the market and extended durations. Due to the bond market rally in the third and fourth calendar quarters, we picked up some performance that was lost in the first half of the year.

WHAT WOULD BE AN EXAMPLE OF THE FUND'S STRATEGY DURING THE PAST YEAR?

In the latter part of the year, we invested in Treasury "Strips," which perform very well in a declining interest rate environment. They are a form of zero coupon bond, offering no interest but issued at a deep discount. When interest rates are declining, it is advantageous not to have to reinvest coupon income. During the year, the Fund's duration was within 20% of the Merrill Lynch index.

WHAT IS YOUR OUTLOOK?

As we move through 1997, it appears that economic growth may be stronger than anticipated one month ago. Nevertheless, we do not see signs of inflation at this time. Although we believe that growth may accelerate, it will remain within the "speed limits" favorable to securities markets. As such, we see a stable period for interest rates, with a bias towards lower rates by the end of the first calendar quarter. As a result, the Fund is currently longer in duration than the market as measured by the Merrill Lynch index. (See Note 7)

[LINEGRAPH]

A line graph depicting the comparison of change in the value of a $10,000 investment in the Stepstone Limited Maturity Government Fund, Institutional Class, versus the Merrill Lynch 1-3 Year Short-Term Treasury Index, and the Merrill Lynch 1-Year Treasury Bill Index


                                                                5/31/93   1/31/94   1/31/95   1/31/96   1/31/97
Stepstone Limited Maturity Government Fund, Institutional Class $10,000   $10,313   $10,238   $11,091   $11,557
Merrill Lynch 1-3 Year Short-Term Treasury Index                $10,000   $10,345   $10,481   $11,570   $12,100
Merrill Lynch 1 Year Treasury Bill Index                        $10,000   $10,264   $10,581   $11,378   $11,987

                          Average Annual Total Return

                                One Year     Annualized      Annualized
                                 Return        3-Year        Inception
                                               Return         to Date

Limited Maturity Government       4.20%         3.87%           3.82%
  Fund (Institutional)

  For the period ended January 31, 1997. Past performance is not predictive of future performance.

A line graph depicting the comparison of change in the value of a $10,000 investment in the Stepstone Limited Maturity Government Fund, Investment Class, versus the Merrill Lynch 1-3 Year Short-Term Treasury Index, and the Merrill Lynch 1-Year Treasury Bill Index

[LINEGRAPH]

                                                              8/31/93  1/31/94  1/31/95  1/31/96   1/31/97
Stepstone Limited Maturity Government Fund, Investment Class  $10,000  $10,143  $10,068  $10,906   $11,363
Merrill Lynch 1-3 Year Short-Term Treasury Index              $10,000  $10,157  $10,291  $11,360   $11,880
Merrill Lynch 1-Year Treasury Bill Index                      $10,000  $10,143  $10,456  $11,244   $11,845


Average Annual Total Return

                                One Year     Annualized     Annualized
                                 Return        3-Year       Inception
                                               Return        to Date

Limited Maturity Government
  Funds (Investment)              4.19%         3.86%         3.89

  For the period ended January 31, 1997. Past performance is not predictive of future performance. The performance of the Investment Class Shares with load reflects the maximum sales charge of 3.0%.

         STEPSTONE FUNDS -- CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

For the year ended January 31, 1997, the Stepstone California Intermediate Tax-Free Bond Fund produced a total return of 3.72% (Institutional Class). In contrast, the unmanaged Lehman Brothers 7 Year General Obligation Index reflected a return of 3.85%.

The California Intermediate Tax-Free Bond Fund strategy team is led by Robert L. Bigelow, who has more than 10 years of experience in the investment field. Mr. Bigelow holds an MBA and a bachelor's degree from Pepperdine University.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

Municipal bonds as a group outperformed U.S. Treasury securities in 1996. Early in the year, presidential politics adversely affected municipals because of the debate over tax legislation that would have limited the relative tax advantage of these securities. By mid-year, discussions regarding tax legislation ended, and munis rebounded as compared to Treasuries. Another factor positively affecting this portfolio was the improving California economy, led by such industries as technology and entertainment.

WHAT IS YOUR CURRENT STRATEGY?

We have and continue to focus on higher quality bonds, many of which are insured. This represents our shareholders' desires as well as the declining relative value of lower quality bonds. Over the past few months, we have kept a duration somewhat neutral to the benchmark, while purchasing bonds with full coupons to protect against a rise in rates.

WHAT IS YOUR OUTLOOK?

We believe that the market will remain strong as inflation remains at benign levels. In addition, supply will be limited due to political constraints. In November, voters approved Proposition 218 which requires voter approval for certain tax increases. This continues to reduce the financial flexibility of municipal entities, making it more difficult to raise money in the bond market. Though the State's rating was upgraded from A to A+, cities such as San Diego and Los Angeles received downgrades based on this reduced flexibility. However, California municipal bonds continue to offer attractive after-tax yields to investors, especially for high income tax brackets.

[LINEGRAPH]

A line graph depicting comparison of change in the value of a $10,000 investment in the Stepstone California Intermediate Tax-Free Bond Fund, Institutional Class, versus the Stepstone California Tax-Free Income Fund, Investment Class, the Lehman Brothers 10-Year G.O. Index, and the Lehman Brothers 7-Year G.O. Index


                                                                      10/31/93  1/31/94  1/31/95  1/31/96  1/31/97
Stepstone California Tax-Free Income Fund, Institutional Class         $10,000  $10,237   $9,590  $11,108  $11,521
Stepstone California Tax-Free Income Fund, Investment Class            $ 9,700   $9,920   $9,292  $10,764  $11,153
Lehman Brothers 10-Year G.O. Index                                     $10,000  $10,266   $9,862  $11,399  $11,847
Lehman Brothers 7-Year G.O. Index                                      $10,000  $10,229   $9,975  $11,335  $11,772



                          Average Annual Total Return

                                One Year     Annualized     Annualized
                                 Return        3-Year       Inception
                                               Return        to Date

California Intermediate
  Tax-Free Bond Fund
  (Institutional)                 3.72%         4.02%         4.11%
California Intermediate
  Tax-Free Bond Fund
  (Investment)                    3.62%         3.99%         4.05%
Investment Class With Load        0.55%         2.94%         3.09%

  For the period ended January 31, 1997. Past performance is not predictive of future performance. The performance of the Investment Class Shares with load reflects the maximum sales charge of 3.0%.

                 STEPSTONE FUNDS -- CONVERTIBLE SECURITIES FUND

For the year ended January 31, 1997, the Stepstone Convertible Securities Fund produced a total return of 17.72% (Institutional Class). In contrast, the unmanaged Merrill Lynch Investment Grade Convertible Securities Index reflected a return of 13.47%.

The Convertible Securities Fund strategy team is led by Robert Freund, who has 5 years of experience working with convertible securities. Mr. Freund holds a bachelor's degree in economics from Boston College.

WHAT IS YOUR STRATEGY WITH THIS PORTFOLIO?

Convertible securities are hybrids between stocks and bonds. They're issued in the form of a fixed income instrument but have the option to convert into an underlying equity. If the price of the stock should appreciate, then that option becomes more valuable, and therefore drives the price of the convertible security higher. Our goal in investing in convertible securities is to capture most of the upside in the equity market, while limiting our downside exposure. Convertibles come in all sorts of forms. Some forms are more skewed towards the performance of the underlying equity, while others trade more like fixed income instruments. We tend to buy convertibles that trade more like equities.

WHAT SECURITIES PERFORMED PARTICULARLY WELL DURING THE YEAR?

One of the Fund's larger holdings is Conseco (4.0% of the portfolio), an insurance company that sells many different types of insurance products such as life, health and annuities. Conseco's primary focus is on selling supplemental health insurance to the senior market. This focus takes advantage of the aging trend and growing consumer concern over cuts in Medicare/Medicaid. Conseco has been acquiring small insurance companies and consolidating the back office while expanding their distribution and sales force channel. Another consolidation player is U.S. Filter (3.8%), the nation's leading water purification company. The industry is extremely fragmented and U.S. Filter is leveraging its dominant position acquiring weaker rivals, cutting redundant costs and rapidly expanding earnings. The number of potential acquisition targets are numerous and this will fuel earnings growth for many more years. At the same time, the demand for purified water is increasing dramatically, not only for drinking, but for high technology manufacturing such as computer chips where clean water is essential. HFS (3.1%) is a franchiser with rights to names such as Days Inn, Ramada, Howard Johnson, Avis and Century 21. The long-term goal of HFS is to promote their well recognized brand names and create cross-selling synergies with these services. HFS is an aggressive acquirer of synergistic businesses that are non-dilutive. In addition, HFS has very little capital expenditure requirements and generates huge sums of free cash flow. The common thread among these three companies is excellent management teams that are disciplined, experienced and shareholder oriented. All of the management teams own large percentages of their respective companies.

WHAT IS YOUR OUTLOOK?

Since convertibles offer a 4 percentage-point yield advantage over stocks, and because the Dow Jones Industrial Average at 7000 is richly valued, we believe that convertibles will perform very well relative to stocks in 1997.

[LINEGRAPH]


A line graph depicting the comparison of change in the value of a $10,000 investment in the Stepstone Convertible Securities Fund, Institutional Class, versus the Merrill Investment Grade Convertible Securities Index


                                                              2/28/94  1/31/95  1/31/96  1/31/97
Stepstone Convertible Securities Fund, Institutional Class    $10,000   $9,514  $11,386  $13,403
Merrill Investment Grade Convertible Securities Index         $10,000   $9,433  $12,036  $13,657



                          Average Annual Total Return

                                One Year     Annualized
                                 Return      Inception
                                               Return

Convertible Securities Fund
  (Institutional)                 17.72%        9.90%

  For the period ended January 31, 1997. Past performance is not predictive of future performance.

                  STEPSTONE FUNDS -- GOVERNMENT SECURITIES FUND

For the year ended January 31, 1997, the Stepstone Government Securities Fund produced a total return of 0.34% (Institutional Class). In contrast, the unmanaged Lehman Brothers Government Bond Index reflected a return of 2.26%.

The Government Securities Fund is managed by Steven Blocklin, who has 15 years of experience in the investment field. Mr. Blocklin holds an MBA from George Washington University and a bachelor's degree in economics from Miami University.

WHAT FACTORS AFFECTED YOUR PERFORMANCE?

Our view going into 1996 was that the economy was entering a recession as soon as March. During a recession, the Federal Reserve tries to stimulate the economy by lowering interest rates to increase economic activity, causing bond prices to rise. However, just the opposite occurred as second quarter GDP measured 4.7% causing heightened inflation worries and higher rates. So the portfolio was designed to take advantage of falling rates with its duration (sensitivity to interest rates) set close to 20% longer than the market benchmark. This in fact explains most of the underperformance which occurred in the first half of the year. In hindsight, it would have been better to have held more mortgages in the portfolio, since mortgages were the top performing sector for the year.

WHAT IS YOUR CURRENT STRATEGY?

The portfolio continues to be duration-neutral. We do not think it is prudent to make a large duration "play" at this time. Instead, we are adding value by using corporate bonds for extra yield. If interest rates continue to fall, we will add mortgage-backed securities, which outperform when interest rates are rising.

WHAT IS YOUR OUTLOOK?

We think interest rates will be "range bound" with the 30 year Treasury trading between 6.25% and 7.25%. One event that could prompt the Fed to tighten is if payroll gains an average of more than 220,000 per month for three months running. We would anticipate higher rates and a reversal in monetary policy (tightening) if this occurs.

[LINEGRAPH]

A line graph depicting the comparison of change in the value of a $10,000 investment in the Stepstone Government Securities Fund, Institutional Class, versus the Lehman Government Bond Index


                                                              2/28/94  1/31/95  1/31/96  1/31/97
Stepstone Government Securities Fund, Institutional Class     $10,000  $9,814   $11,400  $11,439
Lehman Government Bond Index                                  $10,000  $9,920   $11,594  $11,856


                          Average Annual Total Return

                                One Year     Annualized
                                 Return      Inception
                                               Return

Government Securities Fund
  (Institutional)                0.34%          3.65%

  For the period ended January 31, 1997. Past performance is not predictive of future performance.

                        STEPSTONE FUNDS -- BALANCED FUND

For the year ended January 31, 1997, the Stepstone Balanced Fund produced a total return of 16.30% (Institutional Class). In contrast, the unmanaged Salomon Brothers Broad Investment Grade Bond Index reflected a return of 3.31% and the Standard & Poors 500 Composite Index was up 26.33%. Our performance placed us in the top quartile of all balanced funds for 1996 as measured by Lipper Analytical Services.

The Balanced Fund strategy team is led by Carl Colombo, who has 23 years of experience in the investment field. Mr. Colombo holds an MBA from San Diego State University and a bachelor's degree in business administration from Florida State University. Mr. Colombo is also a Chartered Financial Analyst (CFA).

HOW DID YOUR ALLOCATION BETWEEN STOCKS, BONDS AND CASH CHANGE DURING THE PERIOD?

Between February 1, 1996 and January 31, 1997, we increased our allocation to bonds from 31.3% to 36.0% while the allocation to stocks declined from 63.3% to 59.4%. The shift had to do with one fundamental change that occurred: interest rates rose in 1996, making bonds appear more attractive. At the same time, stock prices rose, making them somewhat less attractive. Despite the run-up in stocks, we didn't make a dramatic shift out of stocks because there were a number of things happening that suggested that stocks could continue to do pretty well. One of those fundamental factors had to do with the amount of new cash coming into the equity market by way of mutual fund purchases. A second factor was the amount of share repurchases by Corporate America with excess cash. This indicates a commitment to shareholder value. A third factor in favor of stocks was that the Federal Reserve Board was staying on the sidelines and not acting in a way that would hurt the stock market. Fourth, corporate earnings came through strongly last year, and finally, merger & acquisition activity was strong in 1996, with a number of companies within the portfolio the subject of takeovers.

WHAT STOCKS PERFORMED WELL DURING THE YEAR?

The equity portion is divided into two investment styles -- 60% in value and 40% in growth. In terms of a good growth stock, Compaq Computer reflects a company with extraordinary management, very good profitability and a very well-defined strategic direction. On the value side, PHH Corp. is a company in many different service activities such as financial services and relocation services. The company had a very attractive valuation, and now it is being acquired. It is a good example of one of the outcomes that you can get when you own value stocks where the market perception is less than what buyers are willing to pay for a company. Conrail is another example where there is an intrinsic value in the unique assets that this organization has that makes other companies willing to bid significant premiums to acquire its assets.

HOW DID THE BOND PORTION OF THE FUND CHANGE DURING THE YEAR?

The fixed income portfolio is a mixture of maturities and sectors including U.S. Treasuries, corporate bonds, mortgage-backed securities and asset-backed securities. In 1996, we did increase the proportion of mortgages. Given the uncertainties about the direction of interest rates, we felt that the incremental yield that we could get from mortgages was worth the prepayment risk inherent in mortgages when interest rates fall.

WHAT IS YOUR OUTLOOK?

Over the long term, the equity portion of the portfolio is going to average 60%. It will not go below 50% or above 70%. We think that the stock market as a whole looks fully valued. However, we see the stock market as a heterogeneous market where we continue to think there are good investments in individual securities and industries. On the other hand, all bonds are going to move with interest rates, so we're remaining close to our benchmark in terms of interest rate sensitivity.

[LINEGRAPH]

A line graph depicting the comparison of change in the value of a $10,000 investment in the Stepstone Balanced Fund, Institutional Class, versus the Salomon Broad Investment Grade Bond Index, and the Standard & Poor's 500 Composite Index


                                                     2/28/91  1/31/92  1/31/93  1/31/94 1/31/95  1/31/96  1/31/97
Stepstone Balanced Fund, Institutional Class         $10,000  $11,324  $12,315  $13,779 $13,372  $17,241  $20,051
Salomon Broad Investment Grade Bond Index            $10,000  $11,237  $12,493  $13,639 $13,344  $15,605  $16,122
Standard & Poor's 500 Composite Index                $10,000  $11,453  $12,664  $14,251 $14,326  $19,859  $25,088


                          Average Annual Total Return

                                One Year     Annualized     Annualized     Annualized
                                 Return        3-Year         5-Year       Inception
                                               Return         Return        to Date

Balanced Fund                    16.30%        13.32%         12.11%          13.02%
  (Institutional)

  For the period ended January 31, 1997. Past performance is not predictive of future performance.


[LINEGRAPH]

A line graph depicting the comparison of change in the value of a $10,000 investment in the Stepstone Balanced Fund, Investment Class, versus the Salomon Broad Investment Grade Bond Index, and the Standard & Poor's 500 Composite Index


                                            11/30/92  1/31/93  1/31/94  1/31/95  1/31/96  1/31/97
Stepstone Balanced Fund, Investment Class   $ 9,550   $ 9,908  $11,076  $10,749  $13,837  $16,057
Salomon Broad Investment Grade Bond Index   $10,000   $10,361  $11,311  $11,067  $12,942  $13,370
Standard & Poor's 500 Composite Index       $10,000   $10,208  $11,487  $11,548  $16,008  $20,223


                          Average Annual Total Return

                                One Year     Annualized     Annualized
                                 Return        3-Year       Inception
                                               Return        to Date

Balanced Fund                    16.04%        13.18%         13.30%
  (Investment)
  With Load                      22.93%        10.08%         10.87%


  For the period ended January 31, 1997. Past performance is not predictive of future performance. The performance of the Investment Class Shares with load reflects the maximum sales charge of 4.5%.

                      STEPSTONE FUNDS -- GROWTH EQUITY FUND

For the year ended January 31, 1997, the Stepstone Growth Equity Fund produced a total return of 26.31% (Institutional Class). In contrast, the unmanaged Russell 1000 Growth Index reflected a return of 27.49% and the Standard & Poors 500 Composite Index was up 26.33%. The average growth fund as measured by Lipper Analytical Services was up 20.72% for the period.

The Growth Equity Fund strategy team is led by Scott Chapman, who has 17 years of experience in the investment field. Mr. Chapman holds an MBA from Golden Gate University and a bachelor's degree in accounting from Santa Clara University. Mr. Chapman is also a Chartered Financial Analyst (CFA).

WHAT FACTORS CONTRIBUTED TO YOUR PERFORMANCE?

The Stepstone Growth Equity Fund had very large weightings in top-performing securities such as Intel (4.6% of the portfolio), Cisco Systems (3.1%) and Microsoft (3.4%). Aside from technology, other industries heavily represented in the portfolio include financial services, pharmaceuticals, personal care products and oil & gas.

WHAT INDIVIDUAL STOCKS PERFORMED PARTICULARLY WELL?

Intel, our largest holding, historically traded at a discount to the overall market's price/earnings ratio due to its cyclical earnings. However, Intel now commands 90% of the market for microprocessors installed in personal computers. Even though the stock has tripled over the last year, it is now just selling at an average market multiple. Another successful company is Travelers (0.6%), which was up 61% during the year. Travelers is a diversified financial services company, including the Smith Barney brokerage firm as well as property & casualty insurance. Travelers has a very predictable earnings stream with a diverse product line. The lines of distinction between financial services firms are blurring, and the successful companies will take advantage of cross-selling opportunities to encircle the aging baby boomer who needs broad portfolio advice. Schering Plough (2.1%), which was up 41% for the year, manufactures a very successful antihistamine which treats allergies. Recently, Schering Plough received news that one of its competitors' products was taken off the market, and that has contributed to its excellent earnings growth.

WHAT IS YOUR OUTLOOK?

Since the U.S. has been through six years of an economic expansion, it wouldn't be surprising to see an economic slowdown, which is typically when growth stocks shine. In the early stages of an economic recovery, cyclical companies report huge earnings increases because they're compared to low bases. Growth becomes a commodity. But in an economic slowdown, cars, office equipment and other big ticket products start showing deteriorating performance. The companies with consistent earnings are valued at a premium. If we do enter a period of economic slowdown, then that should be a positive for the financial companies in our portfolio since interest rates would typically decline. We're also over-weighted in companies such as Disney (1.9%) and Fannie Mae (2.6%) that will continue to report earnings growth despite a slowing economy.

[LINEGRAPH]

A line graph depicting comparison of change in the value of a $10,000 investment in the Stepstone Growth Equity Fund, Institutional Class, versus the Frank Russell 1000 Growth Index

                                                     2/28/91  1/31/92  1/31/93  1/31/94 1/31/95  1/31/96  1/31/97
Stepstone Growth Equity Fund, Institutional Class    $10,000  $11,668  $12,780  $14,109 $13,406  $17,821  $22,510
Frank Russell 1000 Growth Index                      $10,000  $12,139  $12,912  $13,752 $14,093  $19,563  $24,941


[LINEGRAPH]

                          Average Annual Total Return

                                One Year     Annualized     Annualized     Annualized
                                 Return        3-Year         5-Year        Inception
                                               Return         Return         to Date

Growth Equity                     26.31%        16.85%        14.05%          16.31%
  Fund (Institutional)

  For the period ended January 31, 1997. Past performance is not predictive of future performance.

[LINEGRAPH]

A line graph depicting the comparison of change in the value of a $10,000 investment in the Stepstone Growth Equity Fund Investment Class, versus the Frank Russell 1000 Growth Index

                                                     2/28/91  1/31/92  1/31/93  1/31/94 1/31/95  1/31/96  1/31/97
Stepstone Growth Equity Fund,
  Investment Class                                   $ 9,550  $11,026  $12,080  $13,362 $12,671  $16,826  $21,201
Frank Russell Growth Index                           $10,000  $11,137  $11,846  $12,616 $12,929  $17,948  $22,882


[LINEGRAPH]

                          Average Annual Total Return

                                One Year     Annualized     Annualized     Annualized
                                 Return        3-Year         5-Year        Inception
                                               Return         Return         to Date

Growth Equity                     26.00%        16.64%        13.97%          15.10%
  Fund (Investment)
  with Load                       20.33%        14.85%        12.92%          14.09%


  For the period ended January 31, 1997. Past performance is not predictive of future performance. The performance of the investment Class shares with load reflects the maximum sales charge of 4.5%.

                     STEPSTONE FUNDS -- VALUE MOMENTUM FUND

For the year ended January 31, 1997, the Stepstone Value Momentum Fund produced a total return of 27.33% (Institutional Class). In contrast, the Standard & Poors 500 Composite Index was up 26.33%.

The Stepstone Value Momentum Fund strategy team is led by Richard Earnest, who has more than 30 years of experience in the investment field. Mr. Earnest holds an MBA in finance and a bachelor's degree in economics from Stanford University.

HOW WOULD YOU DESCRIBE THE VALUE MOMENTUM APPROACH?

We're seeking value but we're also trying to outperform the market over each cycle. When the market is rising, we want stocks that can rise as least as well as the market. When the market is declining, we hope that the slightly lower price/earnings ratio and higher dividend yield of our stocks will give us some protection so we won't fall as much as the market. We use quantitative screens and qualitative judgment based on many years of experience in the selection of companies that we think are priced at less than what they're worth. Momentum's role is to aid in avoiding the two problems that value investors face -- buying and selling too soon. By applying some momentum overlays, we are trying to defer buying where we think a company might still be deteriorating. We also try to stay with some stocks that have risen out of our value range, but still have upward momentum.

WHAT IS A GOOD EXAMPLE OF A STOCK THAT HAS PERFORMED WELL USING THIS APPROACH?

For example, Monsanto (0.7% of the portfolio) was bought about six years ago at a price/earnings multiple of 10. It was a chemical company that had been a poor performer in an industry that hadn't done all that well. But the stock was cheap, and the company had been commencing efforts in biotechnology. Ultimately, the biotech division became very profitable in the agricultural field, and Monsanto had the distribution network in place to sell these new products. At the same time, the company began selling off some of the more lackluster parts of their chemical business, realizing cash and using that cash to buy back stock and pay down debt. Now, Monsanto is regarded by Wall Street as a high growth company, and it sells at more than 20 times earnings. Three years ago, it passed out of the value range where we bought it, but the momentum in terms of relative price strength and earnings progress has been so strong that we have stayed with the stock.

WHY HAVE YOU EMPHASIZED REITS INSTEAD OF UTILITIES DURING THE PAST YEAR?

We made a decision that electric utilities and the regional Bell Telephone companies were going to face a series of regulatory issues that would keep a cloud on them for some time to come. Typically these companies offer yield and stability in a value fund. We decided that the risks were greater than the possible rewards so we wanted to reduce our exposure and did so by putting the money into real estate investment trusts. REITs were yielding about 8% when we bought them -- and we thought the dividends on those would rise at a 5-8% rate while the dividends on the Bells and utilities would rise at just a 2-3% rate. That happened and the REITs expanded in price by 20-40%.
12

WHAT IS YOUR OUTLOOK?

Although the stock market is at record levels, we believe that it is not substantially overvalued. In 1996, earnings for a broad range of companies came in well above expectations. A continuing issue is merger and acquisition activity. Companies are generating excess cash flow, but it becomes difficult to generate sales growth when the U.S. economy is only growing at a 2-3% rate. Acquiring companies with expertise is a good way to grow. It also raises the benchmark level of corporate valuations. In 1996, the market was driven by better than expected earnings growth, M&A activity and relatively low interest rates. We have a good chance to repeat that in 1997.

[LINEGRAPH]

A line graph depicting the comparison of change in the value of a $10,000 investment in the Stepstone Growth Value Momentum Fund, Institutional Class, versus the Standard and Poor's 500 Composite Index

                                                     2/28/91  1/31/92  1/31/93  1/31/94 1/31/95  1/31/96  1/31/97
Stepstone Value Momentum Fund, Institutional Class   $10,000  $11,334  $12,727  $14,581 $14,073  $19,826  $25,245
Standard & Poor's 500 Composite Index                $10,000  $11,453  $12,664  $14,289 $14,364  $19,912  $25,155


[LINEGRAPH]

                          Average Annual Total Return

                                One Year     Annualized     Annualized     Annualized
                                 Return        3-Year         5-Year        Inception
                                               Return         Return         to Date

Value Momentum                   27.33%        20.08%        17.38%          17.86%
  Fund (Institutional)

  For the period ended January 31, 1997. Past performance is not predictive of future performance.

[LINEGRAPH]

A line graph depicting the comparison of change in the value of a $10,000 investment in the Stepstone Growth Value Momentum Fund, Investment Class, versus the Standard and Poor's 500 Composite Index

                                                     4/30/92  1/31/93  1/31/94 1/31/95  1/31/96  1/31/97
Stepstone Value Momentum Fund,
  Investment Class                                   $ 9,550  $10,464  $11,997  $11,580 $16,301  $20,709
Standard & Poor's 500 Composite Index                $10,000  $10,816  $12,203  $12,268 $17,006  $21,483


[LINEGRAPH]

                          Average Annual Total Return

                                One Year     Annualized     Annualized
                                 Return        3-Year        Inception
                                               Return         to Date

Growth Equity                     27.04%        19.96%         18.17%
  Fund (Investment)
  with Load                       21.33%        18.14%         17.05%


  For the period ended January 31, 1997. Past performance is not predictive of future performance. The performance of the investment Class shares with load reflects the maximum sales charge of 4.5%.

                    STEPSTONE FUNDS -- BLUE CHIP GROWTH FUND

For the year ended January 31, 1997, the Stepstone Blue Chip Growth Fund produced a total return of 21.11% (Institutional Class). In contrast, the Standard & Poors 500 Composite Index was up 26.33%. The average growth fund as measured by Lipper Analytical Services was up 20.72%.

The Stepstone Blue Chip Growth Fund is managed by Edmond Chin, who has 14 years of experience in the investment field. Mr. Chin graduated from Cornell University with a bachelor's degree in biology and is a Chartered Financial Analyst.

WHAT IS MEANT BY "BLUE CHIP GROWTH?"

For this Fund, blue chip means large capitalization stocks issued by companies with long-term track records of consistent earnings fueled by revenue growth. As a whole, companies in the portfolio should generate earnings growth in excess of the market as a whole. We do not make large sector bets. Instead, we're looking for the best companies using a bottom-up approach.

WHAT FACTORS AFFECTED YOUR PERFORMANCE?

The stock selection in technology and financial services was a strong positive for the Fund. In particular, Intel (2.0% of the portfolio) shares tripled during the fiscal year. Intel is the dominant producer of microprocessors for personal computers. It has little competition and a great deal of pricing flexibility. We also held large positions in Citicorp (1.9%) and a basket of regional bank stocks. Citicorp's earnings were very strong in 1996, a year in which interest rates, though volatile, stayed relatively low. For the regional banks, the consolidation trend of the early to mid-1990s began to produce benefits to earnings. On the downside, retailing stocks were weak. In the latter half of 1996, there were concerns that the economy was slowing, and retail sales were mixed.

WHAT IS YOUR OUTLOOK?

We continue to believe that corporate earnings will be positive and that cash inflows into the market will remain strong. Although we look for the stock market to record gains in 1997, we believe that returns will be more modest than the past two years because of concerns about high stock prices as well as potential inflation pressures.

[LINE GRAPH]

A line graph depicting the comparison of change in the value of a $10,000 investment in the Stepstone Blue Chip Growth Fund, Institutional Class, versus the Standard and Poor's 500 Composite Index


[LINEGRAPH]

A line graph depicting the comparison of change in the value of a $10,000 investment in the Stepstone Blue Chip Growth Fund, Institutional Class, versus the Frank Russell 2000 Growth Index, and the Standard and Poor's 600 Small Cap Index


[LINEGRAPH]



[/TABLE]

  For the period ended January 31, 1997. Past performance is not predictive of future performance.

                                                     2/28/94 1/31/95  1/31/96  1/31/97
Stepstone Blue Chip Growth Fund, Institutional Class $10,000   $9,890  $13,544  $16,403
Standard & Poor's 500 Composite Index                $10,000  $10,332  $14,323  $18,094


[LINEGRAPH]

                          Average Annual Total Return

                                One Year     Annualized
                                 Return       Inception
                                               to Date

Blue Chip Growth                 21.11%        17.15%
  Fund (Institutional)

  For the period ended January 31, 1997. Past performance is not predictive of future performance.

                     STEPSTONE FUNDS -- EMERGING GROWTH FUND

For the year ended January 31, 1997, the Stepstone Emerging Growth Fund produced a total return of 21.79% (Institutional Class). In contrast, the Standard & Poors 600 Small Cap Index was up 23.17% while the Russell 2000 Index was up 14.91%. The Standard & Poors 500 Composite Index was up 26.33%.


The Stepstone Emerging Growth Fund is managed by Seth Shalov, who has 13 years of experience in the investment field. Mr. Shalov holds an MBA and a bachelor's degree in finance from Rutgers University.

HOW DO YOU DEFINE "EMERGING GROWTH?"

We look for companies with strong revenue growth and improving margins that have a minimum market capitalization of $50 million. The largest market capitalization for new stocks is $750 million, but we are not compelled to sell the stock when it rises above that level. The Fund includes more than 150 companies because we don't want a particular company to have a material negative impact on the portfolio. We feel very confident that our research, screening and maintenance capabilities can handle 150-200 names.

WHAT AREAS OF THE MARKET APPEAR ATTRACTIVE?

We like biotechnology. One of the themes that we have been playing is stocks involved with AIDS research. Two companies in that category are Agouron Pharmaceutical (0.6% of the portfolio) and Biochem Pharma (1.6%). Also, pure technology has been a theme. We like companies that enhance productivity through some innovation. For instance, Speedfam International has developed a chemical mechanical polishing process used to fabricate thin film memory disks, semiconductor wafers and semiconductor components. The company is ramping up sales, increasing earnings and has a solid balance sheet.

WHAT IS YOUR OUTLOOK?

My outlook for this portfolio is more positive than it is for large capitalization stocks. Over the past few years, the small caps have under-performed large caps. The reason: the money that has flowed into the market has gone into larger stocks with better liquidity. However, if you look at the fundamentals, small cap stocks have better earnings growth potential and are trading at very attractive price/earnings multiples. In addition, the stronger dollar bodes well for small cap stocks because they have less exposure to overseas sales than some of the larger companies.

[LINEGRAPH]

A line graph depicting the comparison of change in the value of a $10,000 investment in the Stepstone Emerging Growth Fund, Institutional Class, versus the Frank Russell 2000 Growth Index, and the Standard and Poor's 600 Small Cap Index

                                                     4/30/94  1/31/95  1/31/96 1/31/97
Stepstone Emerging Growth Fund,
  Investment Class                                   $10,000  $9,722  $12,662  $15,421
Frank Russell 2000 Growth Index                      $10,000  $9,353  $12,406  $14,256
Standard & Poor's 600 Small Cap Index                $10,000  $9,193  $12,142  $14,955


[LINEGRAPH]

                          Average Annual Total Return

                                One Year     Annualized
                                 Return      Inception
                                              to Date

Emerging Growth                   21.79%        14.88%
  Fund (Insitutional)


  For the period ended January 31, 1997. Past performance is not predictive of future performance.

                  STEPSTONE FUNDS -- INTERNATIONAL EQUITY FUND

For the year ended January 31, 1997, the Stepstone International Equity Fund (Institutional Class) produced a total return of (2.14%), compared with the Morgan Stanley EAFE Index return of 1.93% during the period.

The Stepstone International Equity Fund is managed by Andrew Richmond, who has over 20 years of experience in equity management; he holds a Law degree from Glasgow University and qualified as a Scottish Chartered Accountant.

HOW WOULD YOU ASSESS YOUR PERFORMANCE?

It was a story of two very different halves; in the first half of the period, our investment strategy, stock selection and currency overlay all contributed to a good performance relative to the EAFE Index. The second half, however, did not quite go in our favor. We held a double-weighted exposure to the Pacific region, neutral against the benchmark in Japan and thus underweighted in Europe. However, Europe performed strongly during the second half of the year, while Japan was down sharply. At the stock selection level, performance returns against the local index remained reassuringly positive, particularly in the European markets.

WHY DOES JAPAN CONTINUE TO STRUGGLE?

The Japanese economy and stock market continue to suffer from deflation in real estate prices, which has exerted tremendous pressure on the banking and financial services sector. The level of consumer confidence remains very low and the economy's sluggishness persists despite government efforts to stimulate growth through low interest rates. In addition, labor costs have risen sharply in Japan over the past decades and the country faces increasing competition from the skilled and available workforce elsewhere in the Pacific region; such competition makes it increasingly problematic for Japanese companies to prosper. We anticipate economic growth in Japan to exceed 1.5% in 1997, which by historic Japanese standards, does not inspire. On a more positive track, the weakness in the yen is helpful to exporters such as Sony and Canon, which should benefit from the global economic expansion.

[LINE GRAPH]

[LINEGRAPH]

A line graph depicting the comparison of change in the value of a $10,000 investment in the Stepstone International Equity Fund, Institutional Class, versus the Morgan Stanley MSCI EAFE Index

                                                     2/28/95  1/31/96  1/31/97
Stepstone International Equity
  Fund, Institutional Class                          $10,000  $11,476  $11,231
Morgan Stanley MSCI EAFE Index                       $10,000  $11,646  $11,871


[LINEGRAPH]

                          Average Annual Total Return

                                One Year     Annualized
                                 Return      Inception
                                              to Date

International Equity             -2.14%        5.42%
  Fund (Insitutional)


  For the period ended January 31, 1997. Past performance is not predictive of future performance.

HOW WOULD YOU ASSESS EUROPE'S PROSPECTS?

The majority of European equity markets have fared well over recent months. Economic growth prospects for 1997 appear reasonably encouraging; the interest rate environment remains relatively benign, as does the inflationary background. We forecast Continental European economic growth in 1997 rising to 2.5%, with momentum increasing as the year progresses. The effect on corporate profits, earnings and dividends will be very healthy towards investor sentiment and goes some way to justify the current high equity valuation levels. Within individual markets, we currently remain optimistic for the outlook for the financial and pharmaceutical sectors in the U.K. while in Germany, the auto and chemical sectors may well continue to forge ahead in performance terms, where our holdings in Bayer (0.8%), BASF (0.9%) and Daimler Benz (0.6%) should prove beneficial.

WHAT IS THE OUTLOOK FOR 1997?

In the short term, we do not envision a speedy solution to Japan's current economic problems and anticipate that market sentiment may well remain fragile over the course of the next few months. On Europe, we believe further progress will be made and corporate growth expectations more than justify current valuation levels; domestic demand for equities should continue to grow. Pacific Basin markets are expected to remain volatile and the forthcoming transfer of Hong Kong from British sovereignty may well create uncertainty. Looking ahead, however, the region continues to offer superior economic growth opportunities, which we believe will ultimately be reflected in stock prices. Our enthusiasm for the region remains intact.
17

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
Stepstone Treasury Money Market Fund

                                       FACE
                                      AMOUNT     VALUE
                                       (000)     (000)
                                      -----------------
U.S. TREASURY OBLIGATIONS (31.1%) (A)
U.S. Treasury Bills
   5.120%, 05/01/97                  $ 20,000  $ 19,747
   5.060%, 05/08/97                    10,000     9,865
   5.040%, 05/22/97                    10,000     9,846
   5.220%, 05/29/97                    15,000    14,745
   5.200%, 08/21/97                    20,000    19,424
U.S. Treasury Notes
   6.750%, 02/28/97                    10,000    10,010
   6.875%, 02/28/97                     5,000     5,006
   6.625%, 03/31/97                    15,000    15,028
   8.500%, 04/15/97                     5,000     5,026
   6.500%, 04/30/97                    15,000    15,034
   6.500%, 05/15/97                     8,000     8,014
   5.625%, 06/30/97                    15,000    15,017
   8.500%, 07/15/97                    15,000    15,207
   5.875%, 07/31/97                     5,000     5,001
   6.500%, 08/15/97                     5,000     5,019
   5.750%, 10/31/97                    15,000    15,030

-------------------------------------------------------
     Total U.S. Treasury Obligations
       (Cost $187,019)                          187,019
-------------------------------------------------------
REPURCHASE AGREEMENTS (71.5%)
BZW Securities, Inc.
   5.47%, dated 01/31/97, matures, 02/03/97,
   repurchase price $25,018,921
   (collateralized by various U.S.
   Treasury Notes, total par value
   $24,998,000, 5.625%-8.875%,
   06/30/97-11/30/97: total market
   value $25,508,251) (B)              25,008    25,008
Deutsche Morgan Grenfell/C.J. Lawrence, Inc.
   5.50%, dated 01/31/97, matures
   02/03/97, repurchase price $129,466,410
   (collateralized by various U.S. Treasury
   Notes, total par value $57,905,000,
   6.25%-8.50%, 04/15/97-11/15/04:
   various U.S. Treasury Bonds, total par
   value $51,258,000, 6.75%-14.00%,
   08/15/04-08/15/26: U.S. Treasury
   STRIPS, total par value $10,225,000,
   05/15/19: total market value
   $131,996,020) (B)                  129,407   129,407

                                       FACE
                                      AMOUNT     VALUE
                                       (000)     (000)
                                      -----------------
JP Morgan Securities, Inc.
   5.50%, dated 01/31/97, matures
   02/03/97, repurchase price
   $27,026,776 (collateralized by various
   U.S. Treasury Notes, total par value
   $25,303,000, 6.50%-8.875%,
   11/15/97-5/31/01: U.S Treasury
   Bond, total par value $1,295,000,
   11.125%, 08/15/03: total market
   value $27,555,330) (B)            $ 27,014  $ 27,014
Merrill Lynch Government Securities, Inc.
   5.45%, dated 01/31/97, matures
   02/03/97, repurchase price $27,928,113
   (collateralized by various U.S.
   Treasury STRIPS, total par value
   $111,452,000, 7.25%-10.625%,
   08/15/15-05/15/17: total market
   value $28,474,813) (B)              27,915    27,915
Morgan Stanley & Company, Inc.
   5.48%, dated 01/31/97, matures
   02/03/97, repurchase price $28,978,658
   (collateralized by U.S. Treasury Note,
   par value $29,635,000, 4.75%, matures
   09/30/98: total market value
   $29,578,125) (B)                    28,965    28,965
Nomura Securities International, Inc.
   5.51%, dated 01/31/97, matures
   02/03/97, repurchase price $24,074,951
   (collateralized by U.S. Treasury STRIPS,
   total par value $104,137,000, matures
   08/15/17: market value
   $24,545,403) (B)                    24,064    24,064
SBC Warburg, Inc.
   5.48%, dated 01/31/97, matures
   02/03/97, repurchase price $41,324,446
   (collateralized by various U.S. Treasury
   Notes, total par value $41,881,000,
   5.875%-7.125%, 11/15/99-02/29/00:
   total market value $42,136,255) (B) 41,306    41,306
UBS Securities, LLC
   5.50%, dated 01/31/97, matures
   02/03/97, repurchase price $125,741,734
   (collateralized by various U.S. Treasury
   STRIPS, total par value $160,740,000
   02/15/00-05/15/03; total market
   value $128,200,185) (B)            125,684   125,684
18

STEPSTONE FUNDS(R)                                             January 31, 1997
--------------------------------------------------------------------------------
TREASURY MONEY MARKET FUND (CONT'D)


                                                 VALUE
                                                 (000)
                                               --------
REPURCHASE AGREEMENTS (CONTINUED)
--------------------------------------------------------
     Total Repurchase Agreements
       (Cost $429,363)                         $429,363
-------------------------------------------------------
     Total Investments (102.6%)
       (Cost $616,382)                          616,382
-------------------------------------------------------
Other Assets and Liabilities,
   Net (-2.6%)                                  (15,575)
-------------------------------------------------------
NET ASSETS:
Fund Shares of Institutional Class (unlimited
   authorization -- no par value)
   based on 170,970,864 outstanding
   shares of beneficial interest                170,971
Fund Shares of Investment Class (unlimited
   authorization -- no par value) based
   on 429,829,780 outstanding shares of
   beneficial interest                         $429,830
Accumulated net realized gain
   on investments                                     6
-------------------------------------------------------
Total Net Assets: (100.0%)                     $600,807
-------------------------------------------------------
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE --
   INSTITUTIONAL CLASS                            $1.00
-------------------------------------------------------
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE --
   INVESTMENT CLASS                               $1.00
-------------------------------------------------------
(A) THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS REPRESENTS THE SECURITY'S EFFECTIVE YIELD.
(B) TRI-PARTY REPURCHASE AGREEMENT

STRIPS -- SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
19

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
Stepstone Money Market Fund

                                       FACE
                                      AMOUNT     VALUE
                                       (000)     (000)
                                      ----------------
CERTIFICATES OF DEPOSIT--YANKEE (18.9%)
Bank of Nova Scotia, Portland
   5.400%, 03/31/97                   $45,000  $ 45,001
Dai-Ichi Kangyo Bank Ltd., New York
   5.620%, 03/19/97                    20,000    20,000
Deutsche Bank AG, New York
   5.530%, 04/02/97                    10,000     9,997
Dresdner Bank AG, New York
   5.010%, 02/26/97                    13,000    12,996
Industrial Bank of Japan Ltd.,
New York
   5.560%, 04/07/97                    50,000    50,002
Royal Bank of Canada, New York
   5.580%, 12/11/97                    30,000    29,995
Societe Generale, New York
   5.720%, 04/14/97                     5,000     4,999
Sumitomo Bank Ltd, Los Angeles
   5.750%, 02/19/97                    25,000    25,000
Swiss Bank Corporation, New York
   5.960%, 06/03/97                    10,000    10,002
-------------------------------------------------------
     Total Certificates of Deposit --
       Yankee (Cost $207,992)                   207,992
-------------------------------------------------------
CERTIFICATES OF DEPOSIT--EURO (5.5%)
ABN AMRO Bank, London
   5.480%, 04/08/97                    35,000    35,004
Australia & New Zealand Banking
   Group, London
   5.520%, 04/15/97                    25,000    25,002
-------------------------------------------------------
     Total Certificates of Deposit --
       Euro (Cost $60,006)                       60,006
-------------------------------------------------------
BANK NOTES (0.5%)
NBD Bank, N.A., Detroit
   6.500%, 06/02/97                     5,000     5,009
-------------------------------------------------------
     Total Bank Notes
       (Cost $5,009)                              5,009
-------------------------------------------------------
COMMERCIAL PAPER (39.3%) (B)
Finance--Auto (2.7%)
Ford Motor Credit Company
   5.270%, 02/11/97                    30,000    29,956
-------------------------------------------------------
                                                 29,956
-------------------------------------------------------
                                       FACE
                                      AMOUNT     VALUE
                                       (000)     (000)
                                      -----------------

FINANCE--INVESTMENT BANKS/BROKERAGE (7.7%)
Goldman Sachs Group, LP
   5.280%, 02/06/97                  $ 25,000   $24,982
Merrill Lynch & Company, Inc.
   5.270%, 02/04/97                    30,000    29,987
Morgan Stanley Group, Inc.
   5.340%, 04/14/97                    30,000    29,680
-------------------------------------------------------
                                                 84,649
-------------------------------------------------------
FINANCE--OTHER (13.1%)
American Express Credit
   5.270%, 02/19/97                    25,000    24,934
Asset Securitization Cooperative Corp.
   5.340%, 05/01/97                    30,000    29,604
Ciesco, LP
   5.300%, 02/03/97                    30,000    29,991
Falcon Asset Securitization
   5.320%, 02/21/97                    30,000    29,911
International Lease Finance
   5.280%, 03/13/97                    30,000    29,824
-------------------------------------------------------
                                                144,264
-------------------------------------------------------
FOREIGN BANKS (10.4%)
Abbey National North America Inc. (B)
   5.310%, 03/03/97                    30,000    29,867
Commonwealth Bank of Australia
   5.330%, 04/10/97                    30,000    29,698
Toronto-Dominion Holdings (USA) Inc.
   5.290%, 03/10/97                    30,000    29,837
Westpac Capital
   5.270%, 05/27/97                    25,000    24,579
-------------------------------------------------------
                                                113,981
-------------------------------------------------------
INDUSTRIAL (5.4%)
Lucent Technologies
   5.340%, 03/17/97                    30,000    29,804
Philip Morris Companies, Inc.
   5.280%, 02/24/97                    30,000    29,899
-------------------------------------------------------
                                                 59,703
-------------------------------------------------------
     Total Commercial Paper
       (Cost $432,553)                          432,553
-------------------------------------------------------
20

STEPSTONE FUNDS(R)                                             January 31, 1997
--------------------------------------------------------------------------------
Money Market Fund (cont'd)

                                       FACE
                                      AMOUNT     VALUE
                                       (000)     (000)
                                      -----------------
CORPORATE OBLIGATIONS (4.1%)
Bear Stearns Companies, Inc. (A)
   5.495%, 05/20/97                   $30,000 $  30,000
Norwest Financial, Inc.
   6.500%, 05/15/97                    10,000    10,020
Wal-Mart Stores Inc.
   5.500%, 09/15/97                     5,000     4,996

-------------------------------------------------------
     Total Corporate Obligations
       (Cost $45,016)                            45,016
-------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (1.8%)
FHLB
   5.035%, 03/06/97                    20,000    19,997
-------------------------------------------------------
     Total U.S. Government Agency Obligations
       (Cost $19,997)                            19,997
-------------------------------------------------------
REPURCHASE AGREEMENTS (30.0%)
BZW Securities, Inc.
   5.55%, dated 01/31/97,
   matures 02/03/97, repurchase
   price $39,148,734 (collateralized
   by various U.S. Treasury Bills,
   par value $19,674,000, 05/29/97-
   07/17/97: U.S Treasury Note,
   par value $5,380,000, 7.75%,
   12/31/99: U.S. Treasury Bond,
   par value $9,959,000 11.25%,
   02/15/15 total market value
   $39,913,712) (C)                    39,131    39,131
Deutsche Morgan Grenfell/
   C.J. Lawrence, Inc.
   5.55%, dated 01/31/97, matures
   02/03/97, repurchase price
   $240,534,356 (collateralized by
   various FHLMC obligations,
   total par value $261,986,555,
   5.98%-8.75%, 09/01/01-01/01/27:
   various FNMA obligations,
   total par value $141,314,588,
   0.00%-7.477%, 11/01/24-08/01/34;
   total market value
   $245,231,624) (C)                  240,423   240,423
Nomura Securites International, Inc.
   5.58%, dated 01/31/97, matures
   02/03/97, repurchase price
   $31,532,754 (collateralized by
   GNMA, total par value $32,475,000,
   6.00%, 01/20/27: total market
   value $32,159,245) (C)              31,518    31,518


                                       FACE
                                      AMOUNT     VALUE
                                       (000)     (000)
                                      -----------------
JP Morgan Securities, Inc.
   5.55%, dated 01/31/97,
   matures 02/03/97, repurchase
   price $19,078,111 (collateralized
   by GNMA, par value $19,325,000,
   6.50%, 01/20/27: market value
   $19,468,017) (C)                   $19,069  $ 19,069
-------------------------------------------------------
     Total Repurchase Agreements
       (Cost $330,141)                          330,141
-------------------------------------------------------
     Total Investments (100.1%)
       (Cost $1,100,714)                      1,100,714
-------------------------------------------------------
Other Assets and Liabilities,
   Net (-0.1%)                                     (577)
-------------------------------------------------------
NET ASSETS:
Fund Shares of Institutional Class
   (unlimited authorization --
   no par value) based on 524,518,400
   outstanding shares of beneficial
   interest                                     524,518
Fund Shares of Investment Class
   (unlimited authorization --
   no par value) based on 576,704,461
   outstanding shares of beneficial
   interest                                     576,705
Undistributed net investment income                   5
Accumulated net realized loss
   on investments                                (1,091)
-------------------------------------------------------
Total Net Assets: (100.0%)                   $1,100,137
-------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INSTITUTIONAL CLASS         $1.00
-------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- INVESTMENT CLASS             $1.00
=======================================================
(A) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JANUARY 31, 1997.
(B) THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS REPRESENTS THE SECURITY'S DISCOUNT YIELD.
(C) TRI-PARTY REPURCHASE AGREEMENT
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION

-
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
Stepstone California Tax-Free Money Market Fund

                                       FACE
                                      AMOUNT     VALUE
                                       (000)     (000)
                                      -----------------

CALIFORNIA MUNICIPAL BONDS (92.4%)
Alameda County, Multi-Family Housing,
   VRDN, RB (A) (B) (C)
   3.450%, 02/07/97                   $   900  $    900
Anaheim Public Improvement Corporation,
   1995 Police Facilities Refinancing
   Project, COP, AMBAC Insured (A)
   3.400%, 02/07/97                     2,400     2,400
California Education Facilities
   Authority Carnegie Institute, TECP
   3.450%, 02/07/97                     2,000     2,000
   3.450%, 03/05/97                     1,000     1,000
   3.450%, 05/02/97                     2,000     2,000
California Education Facilities
   Authority Stanford University,
   Ser M, RB
   5.000%, 12/01/97                     1,035     1,047
California Education Facilities
   Authority, Stanford University,
   Ser L, VRDN, RB (A) (B)
   3.400%, 02/07/97                     4,000     4,000
California Health Facilities Finance
   Authority St. Francis Medical,
   Ser F, RB, MBIA Insured (A) (B)
   3.400%, 02/07/97                     3,000     3,000
California Health Facilities Finance
   Authority, Saint Joseph Health
   System, Ser B, VRDN, RB (A) (B)
   3.600%, 02/01/97                     1,895     1,895
California Health Facilities Financing
   Authority, Adventist Health Systems,
   VRDN, RB (A) (B) (C)
   3.500%, 02/07/97                     1,500     1,500
California Health Facilities Financing
   Authority, Catholic Health Care,
   Ser A, VRDN, RB, MBIA Insured
   (A) (B) 3.450%, 02/07/97             1,000     1,000
California Health Facilities Financing
   Authority, Kaiser Permanente,
   Ser A, 1993, VRDN, RB (A) (B)
   3.450%, 02/07/97                     5,000     5,000


                                       Face
                                      Amount     Value
                                       (000)     (000)
                                      -----------------
California Health Facilities
   Financing Authority, Memorial
   Health Services, VRDN, RB (A) (B)
   3.450%, 02/07/97                    $5,040 $   5,040
California Health Facilities Financing
   Authority, Pooled Loan Program,
   Ser B, VRDN, RB, FGIC Insured (A) (B)
   3.400%, 02/07/97                       500       500
California Health Facilities Financing
   Authority, Santa Barbara Cottage
   Hospital, VRDN, RB (A) (B) (C)
   3.500%, 02/07/97                     2,900     2,900
California Health Facilities Financing
   Authority, Sutter Health, Ser A,
   VRDN, RB (A) (B)
   3.600%, 02/01/97                     1,000     1,000
California Health Facilities Financing
   Authority, St. Joseph's Hospital,
   VRDN, RB (A) (B)
   3.550%, 02/01/97                     3,080     3,080
California Pollution Control Finance
   Authority Chevron U.S.A. Inc. Project,
   3.700%, 02/01/97                     1,460     1,460
California Pollution Control Finance
   Authority, Exxon Project, VRDN,
   RB (A) (B) (C)
   3.600%, 02/01/97                     5,000     5,000
California Pollution Control Finance
   Authority, Ser A, Shell Oil,
   VRDN, RB (A) (B)
   3.550%, 02/01/97                     4,400     4,400
California Pollution Control Finance
   Authority, Ser B, Shell Oil
   VRDN, RB (A) (B)
   3.550%, 02/01/97                     1,750     1,750
California Pollution Control Finance
   Authority, Ser C, Shell Oil
   VRDN, RB, (A) (B)
   3.550%, 02/01/97                       100       100
22

STEPSTONE FUNDS(R)                                              January 31, 1997
--------------------------------------------------------------------------------
California Tax-Free Money Market Fund (cont'd)

                                       FACE
                                      AMOUNT     VALUE
                                       (000)     (000)
                                      -----------------
CALIFORNIA MUNICIPAL BONDS (CONTINUED)
California Pollution Control Finance
   Authority, Southern California
   Edison, Ser A, VRDN, RB (A) (B)
   3.700%, 02/01/97                    $  500   $   500
California Pollution Control Finance
   Authority, Southern California
   Edison, Ser B, VRDN, RB (A) (B)
   3.700%, 02/01/97                       500       500
California Pollution Control Finance
   Authority, Southern California
   Edison, Ser D, VRDN, RB (A) (B)
   3.700%, 02/01/97                     3,000     3,000
California Pollution Control Finance,
   GO, Authority, Southern California
   Edison,  Ser C, VRDN, RB (A) (B)
   3.700%, 02/01/97                     1,900     1,900
California Pollution Control Finance
   Authority, Pacific Gas and Electric,
   VRDN, RB (A) (B)(C)
   3.650%, 02/01/97                     5,000     5,000
California State, TECP (C)
   3.350%, 03/07/97                     2,000     2,000
California Statewide Communities
   Development Authority, North
   California Retirement, VRDN,
   RB, (A) (B) (C)
   3.600%, 02/01/97                     5,500     5,500
California Statewide Communities
   Development Authority, Ser A,
   GO, FSA Insured
   4.750%, 06/30/97                     1,000     1,003
California Statewide Communities
   Development Authority, St. Joseph
   Health System, COP, VRDN, RB (A) (B)
   3.450%,02/07/97                      1,600     1,600
California Statewide Communities
   Development Authority, Sutter
   Health Group, VRDN, RB, (A)(B)
   AMBAC Insured
   3.600%, 02/01/97                       300       300
Downey Civic Center Project COP,
   MBIA Insured
   4.000%, 02/01/97                       500       500


                                       FACE
                                      AMOUNT     VALUE
                                       (000)     (000)
                                      -----------------
East Bay, Municipal Utility District,
   Wastewater, TECP
   3.400%, 03/20/97                    $2,400 $   2,400
   3.450%, 04/02/97                     1,300     1,300
East Bay, Municipal Utility District,
   Water System Revenue AMBAC
   Insured, Escrowed To Maturity
   8.875%, 06/01/97                       500       508
Eastern Municipal Water District,
   COP, Ser B, VRDN, RB,
   FGIC Insured (A) (B)
   3.450%, 02/07/97                       500       500
Healdsburg Community Redevelopment
   Agency, VRDN, RB (A) (B) (C)
   3.600%, 02/07/97                     3,735     3,735
Huntington Park Redevelopment
   Agency, Huntington Park Personal
   Storage I Project, VRDN,
   RB (A) (B) (C)
   3.700%, 02/07/97                     1,065     1,065
Irvine Ranch Water District,
   Ser - A (A) (B)(C)
   3.550%, 02/01/97                     1,300     1,300
Irvine Ranch Water District,
   Consolidated Ser 1989,
   VRDN, GO (A) (B) (C)
   3.550%, 02/01/97                     3,100     3,100
Irvine Ranch Water District,
   Ser B, VRDN, RB (A) (B) (C)
   3.550%, 02/01/97                     2,400     2,400
Irvine Ranch Water District, VRDN,
   RB (A) (B) (C)
   3.550%, 02/01/97                     3,600     3,600
Irvine Ranch Water District,
   Waterworks Bond, Improvement
   District #182, Ser A, VRDN,
   RB (A) (B) (C) 3.550%, 02/01/97      1,600     1,600
Irvine Ranch, Water Improvement
   District #282, Ser A, VRDN
   RB (A) (B) (C) 3.550%, 02/10/97        200       200
Kern County, California Public
   Facilities Proj, Ser B, COP,
   VRDN (A) (B) (C) 3.450%, 02/07/97    1,700     1,700
Long Beach, California TRAN,
   4.750%, 10/09/97                     2,000     2,010

STEPSTONE FUNDS(R)                                              January 31, 1997
--------------------------------------------------------------------------------
California Tax-Free Money Market Fund (cont'd)

                                       FACE
                                      AMOUNT     VALUE
                                       (000)     (000)
                                      -----------------
California Municipal Bonds (CONTINUED)
Los Angeles, California Department of
   Water & Power, TECP
   3.500%, 05/15/97                    $3,000  $  3,000
Los Angeles Community Redevelopment
   Agency, Multi-Family Housing Revenue,
   Skyline at South Park Phase II, VRDN,
   RB (A) (B) (C)
   3.650%, 02/07/97                       800       800
Los Angeles County Pension Obligation,
   Ser B, VRDN, GO (A) (B)(C)
   3.400%, 02/07/97                     2,000     2,000
Los Angeles County Pension Obligation,
   Ser C, VRDN, RB, AMBAC Insured
   (A) (B)(C)
   3.400%, 02/07/97                     2,000     2,000
Los Angeles County, Metropolitan
   Transportation Authority, Sales Tax
   Revenue, Ser A, VRDN, MBIA (A) (B)
   3.450%, 02/07/97                     9,000     9,000
Los Angeles, California Department of
   Water & Power, TECP
   3.450%, 02/20/97                     2,000     2,000
Sacramento County Multi-Family
   Housing, Riveroaks Apartments,
   VRDN, RB (A) (B) (C)
   3.700%, 02/07/97                     5,000     5,000
San Bernadino County Housing Authority,
   Victoria Terrace, Project A, VRDN,
   RB (A) (B) (C)
   3.550%, 02/07/97                     2,450     2,450
San Bernadino Multi-Family Housing,
   Western #3 Project, VRDN,
   RB (A) (B) (C) 3.300%, 02/07/97      2,500     2,500
San Bernadino Multi-Family Housing,
   Western #4 Project, VRDN,
   RB (A) (B) (C) 3.300%, 02/07/97      2,500     2,500
San Diego County, Regional
   Transportation Authority,
   Sales Tax Revenue, TECP (C)
   3.450%, 05/09/97                     4,600     4,600
San Diego Multi-Family Housing,
   University Town Center Apartments,
   1993 Issued, VRDN, RB (A) (B) (C)
   3.250%, 02/07/97                     2,000     2,000


                                       FACE
                                      AMOUNT     VALUE
                                       (000)     (000)
                                      -----------------
San Diego, California Housing
   Authority, Multi Family Housing
   VRDN (A) (B) (C)
   3.500%, 02/07/97                    $2,005  $  2,005
San Jose Unified School District,
   Santa Clara County, TRAN
   4.500%, 08/05/97                     2,000     2,005
San Mateo County, TRAN
   4.500%, 07/01/97                     3,000     3,007
San Mateo Union High School
   District, TRAN
   4.250%, 07/10/97                     1,000     1,001
Santa Clara Transport Authority,
   VRDN, RB (A) (B) (C)
   3.700%, 02/01/97                     1,000     1,000
Southern California Metro Water,
   TECP (C) 3.400%, 02/13/97            1,000     1,000
Southern California Metro Water
   District, Water Revenue VRDN,
   Ser 1996-A, RB, AMBAC Insured
   (A) (B) 3.450%, 02/07/97             4,400     4,400
Southern California Metro Water
   District, Ser B, TECP (C)
   3.300%, 03/14/97                     2,300     2,300
Southern California Public Power
   Authority, VRDN (A) (B) (C)
   3.450%, 02/07/97                     5,000     5,000
Tracy Multi-Family Housing Refunding,
   Sycamore Village Apartments,
   VRDN, RB (A) (B) (C)
   3.300%, 02/07/97                     2,300     2,300
Turlock Irrigation District
   Transmission Projects, COP,
   Ser A (A) (B) (C) 3.500%, 02/07/97     985       985
Tustin, California Improvement Board
   Act 1915, VRDN (A) (B) (C)
   3.600%, 02/01/97                     1,500     1,500
University of California
   Board of Regents, TECP (C)
   3.500%, 02/14/97                     1,000     1,000
   3.450%, 04/10/97                     1,000     1,000
24

STEPSTONE FUNDS(R)                                              January 31, 1997
--------------------------------------------------------------------------------
California Tax-Free Money Market Fund (cont'd)

                                       Face
                                      Amount     Value
                                       (000)     (000)
                                      -----------------
CALIFORNIA MUNICIPAL BONDS (CONTINUED)
Vallejo Housing Authority,
   Multi-Family Revenue, Crow Western
   Project Phase II,
   VRDN, RB (A) (B) (C)
   3.550%, 02/07/97                    $5,200  $  5,200
Vallejo Housing Authority, Multi-
   Family Revenue, Fountain Plaza
   Hills Apartments, 1992 A, VRDN, RB,
   FNMA Insured (A) (B)
   3.450%, 02/07/97                       900       900
West Covina Redevelopment Agency,
   Lakes Public Parking Project,
   VRDN, RB (A) (B) (C)
   3.500%, 02/07/97                     2,000     2,000
-------------------------------------------------------
     Total California Municipal Bonds
       (Cost $172,646)                          172,646
-------------------------------------------------------
Cash Equivalents (8.0%)
Provident California Tax Free
   Money Market                         8,000     8,000
SEI California Tax Free Money
   Market Portfolio                     7,063     7,063
-------------------------------------------------------
     Total Cash Equivalents
       (Cost $15,063)                            15,063
-------------------------------------------------------
     Total Investments (100.4%)
       (Cost $187,709)                          187,709
-------------------------------------------------------
Other Assets and Liabilities,
   Net (-0.4%)                                     (814)
-------------------------------------------------------

                                                 Value
                                                 (000)
                                                -------
NET ASSETS:
Fund Shares of Institutional Class
   (unlimited authorization --
   no par value) based on 36,205,114
   outstanding shares of beneficial
   interest                                    $ 36,205
Fund Shares of Investment Class
   (unlimited authorization --
   no par value) based on 150,691,369
   outstanding shares of beneficial interest    150,691
Accumulated net realized loss
   on investments                                    (1)
-------------------------------------------------------
Total Net Assets: (100.0%)                     $186,895
-------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INSTITUTIONAL CLASS         $1.00
-------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- INVESTMENT CLASS             $1.00
=======================================================

(A) FLOATING RATE SECURITY--THE RATE REFLECTED ON THE
    STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON
    JANUARY 31, 1997.
(B) PUT AND DEMAND FEATURE--THE DATE REPORTED IS THE
    LESSER OF THE MATURITY OR THE PUT DATE.
(C) SECURITIES ARE HELD IN CONJUNCTION WITH A LETTER
    OF CREDIT BY A MAJOR COMMERCIAL BANK OR FINANCIAL
    INSTITUTION.
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
COP -- CERTIFICATE OF PARTICIPATION
FGIC -- FEDERAL GUARANTY INSURANCE COMPANY
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA -- FINANCIAL SECURITY ASSURANCE
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE
RB -- REVENUE BOND
SER -- SERIES
TECP -- TAX EXEMPT COMMERCIAL PAPER
TRAN -- TAX AND REVENUE ANTICIPATION NOTE
VRDN -- VARIABLE RATE DEMAND NOTE

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
Stepstone Intermediate-Term Bond Fund

                                       FACE
                                      AMOUNT     VALUE
                                       (000)     (000)
                                      -----------------
CORPORATE OBLIGATIONS (39.7%)
BANKING & FINANCIAL SERVICES (20.0%)
Avco Financial Services
   7.375%, 08/15/01                  $  3,500  $  3,601
Bankers Trust
   7.250%, 01/15/03                     3,500     3,557
   7.500%, 11/15/15                     1,500     1,483
Banponce
   6.750%, 12/15/05                     2,000     1,933
Commercial Credit
   6.200%, 11/15/01                     3,500     3,434
Fleet Financial
   7.125%, 04/15/06                     2,000     1,993
Ford Motor Credit
   8.200%, 02/15/02                     4,000     4,240
Household Finance
   6.875%, 03/01/03                     2,500     2,516
Lehman Brothers Holdings
   8.750%, 05/15/02                     4,000     4,303
Salomon Brothers
   7.750%, 05/15/00                     2,000     2,068
Travelers/Aetna
   6.750%, 04/15/01                     2,000     2,008
-------------------------------------------------------
                                                 31,136
-------------------------------------------------------
FOREIGN GOVERNMENTS (4.5%)
Province of Manitoba
   6.125%, 01/19/04                     3,000     2,895
Province of Ontario
   7.375%, 01/27/03                     4,000     4,130
-------------------------------------------------------
                                                  7,025
-------------------------------------------------------
INDUSTRIAL (8.2%)
Bristol-Myers Squibb
   6.800%, 11/15/26                     5,000     4,738
Lockheed Martin
   7.450%, 06/15/04                     3,500     3,609
McDonnell Douglas
   6.875%, 11/01/06                     1,000       990
Pepsico
   5.875%, 06/01/00                     3,500     3,448
-------------------------------------------------------
                                                 12,785
-------------------------------------------------------
UTILITIES (7.0%)
Arkansas Electric Cooperative
   7.330%, 06/30/08                   $ 2,403   $ 2,428
Hydro-Quebec
   7.500%, 04/01/16                     2,500     2,494
Pacific Gas & Electric
   8.750%, 01/01/01                       780       839
   6.250%, 08/01/03                     2,000     1,948
Panhandle Eastern
   7.875%, 08/15/04                     3,000     3,139
-------------------------------------------------------
                                                 10,848
-------------------------------------------------------
     Total Corporate Obligations
       (Cost $61,437)                            61,794
-------------------------------------------------------
U.S. TREASURY OBLIGATIONS (22.2%)
U.S. Treasury Notes
   6.125%, 03/31/98                     2,000     2,009
   6.375%, 05/15/99                     3,000     3,025
   6.375%, 07/15/99                     1,000     1,009
   6.250%, 05/31/00                     7,000     7,020
   6.125%, 09/30/00                     9,000     8,980
   6.250%, 02/15/03                     2,000     1,991
   6.500%, 05/15/05                     2,000     2,001
   6.500%, 08/15/05                     3,300     3,300
U.S. Treasury Bond
   7.250%, 08/15/22                     5,000     5,199
-------------------------------------------------------
     Total U.S. Treasury Obligations
       (Cost $34,494)                            34,534
-------------------------------------------------------
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED OBLIGATIONS (25.6%)
FHLMC
   7.000%, 09/01/01                     9,777     9,881
FNMA
   7.000%, 02/01/04                     8,000     8,041
   8.000%, 09/01/11                     9,524     9,816
   8.000%, 08/01/24                    11,854    12,118
-------------------------------------------------------
     Total U.S. Government Agency
       Mortgage-Backed Obligations
       (Cost $39,543)                            39,856
-------------------------------------------------------
26

STEPSTONE FUNDS(R)                                              January 31, 1997
--------------------------------------------------------------------------------
Intermediate-Term Bond Fund (cont'd)

                                       FACE
                                      AMOUNT     VALUE
                                       (000)     (000)
                                      -----------------

ASSET BACKED SECURITIES (7.2%)
American Express Master Trust
   7.150%, 08/15/99                   $ 4,000   $ 4,056
Chase Manhattan Auto Grantor Trust
   6.610%, 09/15/02                     4,437     4,470
J.C. Penney Master Credit Card Trust
   9.625%, 06/15/00                     2,500     2,729
-------------------------------------------------------
     Total Asset Backed Securities
       (Cost $10,969)                            11,255
-------------------------------------------------------
REPURCHASE AGREEMENT (6.7%)
Deutsche Morgan Grenfell/C.J. Lawrence, Inc.
   5.55%, dated 01/31/97, matures
   02/03/97, repurchase price $10,456,390
   (collateralized by various FHLMC
   obligations, total par value $5,766,797,
   5.668%-7.00%, 09/01/13-01/01/27:
   FNMA obligation, total par value
   $5,421,476, 7.50%, 11/01/11: total
   market value $10,660,588) (A)       10,452    10,452
-------------------------------------------------------
     Total Repurchase Agreement
       (Cost $10,452)                            10,452
=======================================================
     Total Investments (101.4%)
       (Cost $156,895)                          157,891
-------------------------------------------------------
Other Assets and Liabilities,
   Net (-1.4%)                                   (2,267)
-------------------------------------------------------

                                                 VALUE
                                                 (000)
                                                -------
NET ASSETS:
Fund Shares of Institutional Class
   (unlimited authorization --
   no par value) based on 14,797,604
   outstanding shares of beneficial
   interest                                    $152,099
Fund Shares of Investment Class (unlimited
   authorization -- no par value) based
   on 513,329 outstanding shares of
   beneficial interest                            5,863
Undistributed net investment income                 231
Accumulated net realized loss
   on investments                                (3,565)
Net unrealized appreciation
   on investments                                   996
-------------------------------------------------------
Total Net Assets: (100.0%)                     $155,624
-------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INSTITUTIONAL CLASS        $10.16
-------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- INVESTMENT CLASS                 $10.16
-------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE --
   INVESTMENT CLASS ($10.16/97%)                 $10.47
=======================================================

(A) TRI-PARTY REPURCHASE AGREEMENT
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STEPSTONE LIMITED MATURITY GOVERNMENT FUND

                                       FACE     MARKET
                                      AMOUNT     VALUE
                                       (000)     (000)
                                      -----------------
U.S. TREASURY OBLIGATIONS (48.9%)
U.S. Treasury Notes
   5.875%, 04/30/98                    $1,000    $1,002
   4.750%, 10/31/98                       500       491
   5.000%, 02/15/99                     1,300     1,277
   6.375%, 05/15/99                     1,000     1,008
   7.125%, 09/30/99                     1,000     1,026
   5.625%, 02/28/01                     1,000       978
U.S. Treasury Bond
   6.000%, 08/15/99                       500       500
U.S. Treasury STRIPS
   0.000%, 02/15/01                     2,000     1,565
   0.000%, 08/15/01                     1,500     1,137
-------------------------------------------------------
     Total U.S. Treasury Obligations
       (Cost $8,939)                              8,984
-------------------------------------------------------
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED OBLIGATIONS (9.2%)
GNMA
   8.500%, 12/15/01                        29        30
   8.500%, 07/15/09                       102       108
   8.000%, 11/15/09                       291       302
   8.500%, 03/15/10                       655       685
   8.000%, 04/15/10                       549       570
-------------------------------------------------------
     Total U.S. Government Agency
       Mortgage-Backed Obligations
       (Cost $1,668)                              1,695
-------------------------------------------------------
BANKERS ACCEPTANCE (5.4%)
Chase Manhattan
   5.400%, 03/18/97                     1,000       993
-------------------------------------------------------
     Total Bankers Acceptance
       (Cost $993)                                  993
-------------------------------------------------------
CERTIFICATES OF DEPOSIT (5.5%)
Northern Trust, Chicago
   9.010%, 02/03/97                     1,000     1,000
-------------------------------------------------------
     Total Certificates of Deposit
       (Cost $1,000)                              1,000
-------------------------------------------------------

U.S. GOVERNMENT AGENCY
OBLIGATIONS (2.8%)
Tennessee Valley Authority
   6.500%, 08/20/01                    $  500    $  501
-------------------------------------------------------
     Total U.S. Government Agency
       Obligations (Cost $505)                      501
-------------------------------------------------------
REPURCHASE AGREEMENT (29.3%)
Morgan Stanley & Company, Inc.
   5.52% dated 01/31/97, matures
   02/03/97, repurchase price
   $5,388,777 (collateralized by
   FNMA obligation, total par value
   $5,623,000, 7.00%, 01/01/27: total
   market value $5,515,225) (A)         5,386     5,386
-------------------------------------------------------
     Total Repurchase Agreement
       (Cost $5,386)                              5,386
-------------------------------------------------------
     Total Investments (101.1%)
       (Cost $18,491)                            18,559
-------------------------------------------------------
Other Assets and Liabilities,
   Net (-1.1%)                                     (197)
-------------------------------------------------------
NET ASSETS:
Fund Shares of Institutional Class
   (unlimited authorization --
   no par value) based on 1,866,805
   outstanding shares of beneficial
   interest                                      19,514
 Fund Shares of Investment Class (unlimited
   authorization -- no par value) based
   on 53,555 outstanding shares of
   beneficial interest                              638
Accumulated net realized loss
   on investments                                (1,858)
Net unrealized appreciation
   on investments                                    68
-------------------------------------------------------
Total Net Assets: (100.0%)                      $18,362
-------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INSTITUTIONAL CLASS         $9.56
-------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INVESTMENT CLASS            $9.57
-------------------------------------------------------
(A)TRI-PARTY REPURCHASE AGREEMENT
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
STRIPS -- SEPARATE TRADING OF REGISTERED INTEREST
          AND PRINCIPAL OF SECURITIES

STATEMENT OF NET ASSETS                                         JANUARY 31, 1997
--------------------------------------------------------------------------------
STEPSTONE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

                                       FACE     MARKET
                                      AMOUNT     VALUE
                                       (000)     (000)
                                      -----------------
CALIFORNIA MUNICIPAL BONDS (93.3%)
Alameda County, Santa Rita Jail Project,
   COP, MBIA Insured
   5.250%, 12/01/04                    $  500    $  517
Anaheim Public Financing Authority,
   Electric Utililty Projects, RB,
   Callable 04/01/05 @ 100,
   MBIA Insured 5.500%, 10/01/10          250       252
Antioch Public Finance Authority,
   Police Facilities Project,
   Lease RB, MBIA Insured
   4.550%, 01/01/03                       500       498
Atascadero Unified School District,
   COP, Measure B, Capital Projects
   Ser 1996 A, MBIA Insured,
   5.100%, 08/01/07                       415       418
Berkeley Unified School District, GO,
   Ser D, FGIC Insured
   8.250%, 08/01/05                       345       426
California Educational Facilities
   Authority, Santa Clara University,
   RB, MBIA Insured,
   Callable 09/01/06 @ 102
   5.000%, 09/01/07                       400       400
California Educational Facilities,
   Pepperdine University, RB,
   Pre-refunded 03/17/97 @ 102
   6.750%, 01/15/06                       500       512
California Pollution Control Finance
   Authority, Shell Oil, VRDN, RB
   (A) (B) 3.550%, 02/01/97               400       400
California State, GO
   4.200%, 09/01/02                       250       243
Capistrano, Unified Public Financing
   Authority, Special Tax RB, First Lien,
   Ser A, AMBAC Insured
   4.500%, 09/01/01                       300       300
Contra Costa Transportation Authority,
   Sales Tax RB, Ser A,
   Escrowed to Maturity 6.300%, 03/01/00  250       264
Cupertino, COP, Callable 01/01/03 @ 102
   5.500%, 01/01/05                       500       510
East Bay Municipal Utility District
   Water System, RB, FGIC Insured
   6.000%, 06/01/01                       250       266


                                       FACE     MARKET
                                      AMOUNT     VALUE
                                       (000)     (000)
                                      -----------------
Gilroy Unified School District, COP,
   Measure J Capital Projects,
   FSA Insured
   5.750%, 09/01/05                    $  235    $  248
Los Angeles County Transportation
   Commision, Sales Tax RB, Ser A,
   FGIC Insured, Pre-Refunded
   07/01/01 @ 102
   6.750%, 07/01/18                       250       278
Los Angeles Department of Airports, RB,
   Ser B, FGIC Insured
   6.500%, 05/15/04                       500       558
Los Angeles, GO, FGIC Insured
   Callable 09/01/03 @ 101
   5.400%, 09/01/06                       300       310
Los Angeles, Wastewater System RB,
   Ser B, Callable 06/01/03 @ 102,
   MBIA Insured
   5.400%, 06/01/08                       300       305
M-S-R Public Power Agency, San Juan
   Project, RB, Ser F, AMBAC Insured,
   Callable 07/01/03 @ 102,
   Callable 07/01/05 @ 100
   6.000%, 07/01/08                       230       245
Midpeninsula Regional Open Space
   District Finance Authority, RB,
   AMBAC Insured
   4.900%, 09/01/02                       250       255
Moulton-Niguel Water District, COP,
   Callable 09/01/03 @ 102,
   AMBAC Insured
   4.750%, 09/01/04                       300       300
Orange County, Local Transportation
   Authority, Sales Tax Revenue,
   Measure M, RB
   6.000%, 02/15/07                       380       408
Sacramento Municipal Utility District,
   Electric Revenue, Ser C, FGIC Insured
   5.750%, 11/15/08                       550       572
San Bernadino County Transportation
   Authority, Sales Tax Revenue,
   RB, MBIA Insured
   6.000%, 03/01/06                       415       451
San Diego County Regional
   Transportation Commission,
   Sales Tax RB, Ser A, FGIC Insured
   5.250%, 04/01/06                       400       410

STEPSTONE FUNDS(R)
--------------------------------------------------------------------------------
California Intermediate Tax-Free Bond Fund (cont'd)

                                       FACE     MARKET
                                      AMOUNT     VALUE
                                       (000)     (000)
                                      -----------------
CALIFORNIA MUNICIPAL BONDS (CONTINUED)
San Diego County Water Authority,
   COP, Ser A, Callable 05/01/03 @ 100,
   Callable 05/01/01 @ 102
   6.250%, 05/01/04                    $  480    $  514
San Francisco Building Authority,
   Department General Services,
   Lease RB, Ser A
   4.500%, 10/01/00                       300       298
San Francisco City & County, GO,
   Utility Public Safety Improvement
   Project, Ser F, Callable
   06/15/01 @ 100 FGIC Insured
   6.500%, 06/15/08                       350       371
San Jose Redevelopment Agency, Tax
   Allocation, Merged Area Redevelopment
   Project, RB, MBIA Insured
   6.000%, 08/01/08                       450       487
Santa Clara, COP, AMBAC Insured
   6.000%, 05/15/12                       400       412
Santa Cruz County,  Public Facilities
   Financing Authority, Tax Allocation,
   Callable 09/01/03 @ 102, MBIA Insured
   5.100%, 09/01/05                       500       512
Tulare County Capital Improvement
   Program, COP, Ser A, MBIA Insured
   4.700%, 02/15/00                       200       202
United Water Conservation District,
   Water Systems Project, RB, FSA Insured
   4.300%, 03/01/03                       200       196
-------------------------------------------------------
     Total California Municipal Bonds
       (Cost $12,191)                            12,338
-------------------------------------------------------
CASH EQUIVALENTS (5.5%)
Provident California Tax Free
   Money Market                           321       321
SEI California Tax Free Money
   Market Portfolio                       405       405
-------------------------------------------------------
     Total Cash Equivalent
       (Cost $726)                                  726
-------------------------------------------------------
     Total Investments (98.8%)
       (Cost $12,917)                            13,064
-------------------------------------------------------
Other Assets and Liabilities,
   Net (1.2%)                                    $  162
-------------------------------------------------------
NET ASSETS:
Fund Shares of Institutional Class
   (unlimited authorization --
   no par value) based on 761,820
   outstanding shares of beneficial
   interest                                       8,482
Fund Shares of Investment Class
   (unlimited authorization --
   no par value) based
   on 594,284 outstanding shares of
   beneficial interest                            5,877
Undistributed net investment income                  27
Accumulated net realized loss
   on investments                                (1,308)
Net unrealized appreciation on investments          148
-------------------------------------------------------
Total Net Assets: (100.0%)                      $13,226
-------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INSTITUTIONAL CLASS         $9.76
-------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- INVESTMENT CLASS                  $9.74
-------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE --
   INVESTMENT CLASS ($9.74/97%)                  $10.04
=======================================================
(A) FLOATING RATE SECURITY--THE RATE
    REFLECTED ON THE STATEMENT OF NET ASSETS IS
    THE RATE IN EFFECT ON JANUARY 31, 1997.
(B) PUT AND DEMAND FEATURE -- THE DATE REPORTED
    IS THE LESSER OF THE MATURITY OR THE PUT DATE.
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
COP -- CERTIFICATES OF PARTICIPATION
FGIC -- FINANCIAL GUARANTY INSURANCE CORPORATION
FSA -- FINANCIAL SECURITY ASSURANCE
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE
RB -- REVENUE BOND
SER -- SERIES
VRDN -- VARIABLE RATE DEMAND NOTE

STATEMENT OF NET ASSETS                                         JANUARY 31, 1997
--------------------------------------------------------------------------------
STEPSTONE CONVERTIBLE SECURITIES FUND


                                       FACE     MARKET
                                      AMOUNT     VALUE
                                       (000)     (000)
                                      -----------------

CONVERTIBLE BONDS (64.1%)
AIR TRANSPORTATION (2.1%)
Alaska Air Group
   6.500%, 06/15/05                    $  400    $  454
-------------------------------------------------------
                                                    454
-------------------------------------------------------
AUTOMOTIVE (2.2%)
Magna International, Inc.
   5.000%, 10/15/02                       400       462
-------------------------------------------------------
                                                    462
-------------------------------------------------------
COMMUNICATIONS EQUIPMENT (2.9%)
Motorola, Inc.
   0.000%, 09/27/13                       475       390
U.S. Cellular Corp.
   0.000%, 06/15/15                       675       224
-------------------------------------------------------
                                                    614
-------------------------------------------------------
COMPUTERS & SOFTWARE SERVICES (5.9%)
3Com Corp.
   10.250%, 11/01/01                      200       401
The Learning Company, Inc.
   5.500%, 11/01/00                       425       350
Solectron Corp.
   6.000%, 03/01/06                       450       504
-------------------------------------------------------
                                                  1,255
-------------------------------------------------------
DRUGS (1.0%)
Chiron Corp.
   5.250%, 05/21/02                       225       215
-------------------------------------------------------
                                                    215
-------------------------------------------------------
ENTERTAINMENT (1.0%)
Time Warner, Inc.
   0.000%, 06/22/13                       500       218
-------------------------------------------------------
                                                    218
-------------------------------------------------------
ENVIRONMENTAL SERVICES (5.2%)
U.S. Filter Corp.
   4.500%, 12/15/01                       725       798
WMX Technologies
   2.000%, 01/24/05                       300       295
-------------------------------------------------------
                                                  1,093
-------------------------------------------------------


                                       FACE     MARKET
                                      AMOUNT     VALUE
                                       (000)     (000)
                                      -----------------

FINANCIAL SERVICES (2.8%)
Rac Financial Group
   7.250%, 08/15/03                    $  275    $  584
-------------------------------------------------------
                                                    584
-------------------------------------------------------
GAS/NATURAL GAS (1.3%)
Consolidated Natural Gas
   7.250%, 12/15/15                       250       276
-------------------------------------------------------
                                                    276
-------------------------------------------------------
HOTELS & LODGING (5.4%) HFS, Inc.
   4.750%, 03/01/03                       525       648
Hilton Hotels
   5.000%, 05/15/06                       450       481
-------------------------------------------------------
                                                  1,129
-------------------------------------------------------
INSURANCE (2.7%)
Penn Treaty American
   6.250%, 12/01/03                       500       574
-------------------------------------------------------
                                                    574
-------------------------------------------------------
MACHINERY (1.9%)
Thermo Electron
   4.250%, 01/01/03                       375       404
-------------------------------------------------------
                                                    404
-------------------------------------------------------
MANUFACTURING (2.3%)
Hexcel Corp.
   7.000%, 08/01/03                       350       480
-------------------------------------------------------
                                                    480
-------------------------------------------------------
MARINE TRANSPORTATION (2.3%)
Seacor Holdings
   5.375%, 11/15/06                       425       474
-------------------------------------------------------
                                                    474
-------------------------------------------------------
MEDICAL CARE (0.8%)
Columbia HCA Healthcare
   6.750%, 10/01/06                       150       151
-------------------------------------------------------
                                                    151
-------------------------------------------------------

STEPSTONE FUNDS(R)
-------------------------------------------------------
CONVERTIBLE SECURITIES FUND (CONT'D)

                                       Face
                                      Amount     Value
                                       (000)     (000)
                                      ----------------

CONVERTIBLE BONDS (CONTINUED)
MEDICAL PRODUCTS & SERVICES (7.4%)
Alza Corp.
   5.000%, 05/01/06                    $  500    $  499
Integrated Health Services
   5.750%, 01/01/01                       300       303
Olsten Corp.
   4.750%, 10/01/00                       475       433
Vencor, Inc.
   6.000%, 12/01/05                       325       336
-------------------------------------------------------
                                                  1,571
-------------------------------------------------------
METALS (0.8%)
Inco Limited
   7.750%, 03/15/16                       150       160
-------------------------------------------------------
                                                    160
-------------------------------------------------------
MISCELLANEOUS BUSINESS SERVICES (2.8%)
First Financial Management
   5.000%, 12/15/99                       350       596
-------------------------------------------------------
                                                    596
-------------------------------------------------------
PETROLEUM & FUEL PRODUCTS (1.2%)
Diamond Offshore
   3.750%, 02/15/07                       250       261
-------------------------------------------------------
                                                    261
-------------------------------------------------------
REAL ESTATE (1.8%)
Liberty Property Trust
   8.000%, 07/01/01                       300       388
-------------------------------------------------------
                                                    388
-------------------------------------------------------
RETAIL (8.8%)
Federated Department Stores
   5.000%, 10/01/03                       400       447
Home Depot, Inc.
   3.250%, 10/01/01                       475       464
Nine West Group
   5.500%, 07/15/03                       450       475
Staples, Inc.
   4.500%, 10/01/00                       425       481
-------------------------------------------------------
                                                  1,867
-------------------------------------------------------

                                       Face
                                      Amount     Value
                                   (000)/Shares  (000)
                                   --------------------

TELEPHONES & TELECOMMUNICATIONS (1.5%)
Tele Communications International
   4.500%, 02/15/06                    $  400     $ 319
-------------------------------------------------------
                                                    319
-------------------------------------------------------
     Total Convertible Bonds
       (Cost $12,277)                            13,545
-------------------------------------------------------
COMMON STOCKS (12.7%)
AIR TRANSPORTATION (1.4%)
AMR Corp.*                              3,797       306
-------------------------------------------------------
                                                    306
-------------------------------------------------------
AUTOMOTIVE (2.3%)
Chrysler Corp.                         14,000       488
-------------------------------------------------------
                                                    488
-------------------------------------------------------
BANKS (1.7%)
Citicorp                                3,000       349
-------------------------------------------------------
                                                    349
-------------------------------------------------------
COMPUTERS & SERVICES (3.5%)
Seagate Technology, Inc.*              14,500       747
-------------------------------------------------------
                                                    747
-------------------------------------------------------
MISCELLANEOUS BUSINESS SERVICES (2.5%)
Electronic Data Systems                11,500       529
-------------------------------------------------------
                                                    529
-------------------------------------------------------
TELEPHONES & TELECOMMUNICATION (1.3%)
Worldcom, Inc.*                        10,581       266
-------------------------------------------------------
                                                    266
-------------------------------------------------------
     Total Common Stocks (Cost $1,899)            2,685
-------------------------------------------------------
PREFERRED STOCKS (16.6%)
BANKS (1.2%)
Banc One Corp.                          3,000       263
-------------------------------------------------------
                                                    263
-------------------------------------------------------
FINANCIAL SERVICES (7.6%)
Conseco, Inc.                           6,500       846
The Money Store, Inc.                  18,000       461
SCI Finance LLC                         3,000       293
-------------------------------------------------------
                                                  1,600
-------------------------------------------------------

STEPSTONE FUNDS(R)                                              JANUARY 31, 1997
--------------------------------------------------------------------------------
CONVERTIBLE SECURITIES FUND (CONT'D)

                                    Shares/Face Market
                                      Amount     Value
                                       (000)     (000)
                                    ------------------
PREFERRED STOCKS (CONTINUED)
INSURANCE (2.7%)
SunAmerica, Inc.                       13,000  $    561
-------------------------------------------------------
                                                    561
-------------------------------------------------------
PAPER & PAPER PRODUCTS (1.4%)
International Paper                     6,500       300
-------------------------------------------------------
                                                    300
-------------------------------------------------------
PRINTING & PUBLISHING (2.1%)
Hollinger International                40,000       450
-------------------------------------------------------
                                                    450
-------------------------------------------------------
TELEPHONES & TELECOMMUNICATION (1.1%)
World Com, Inc.                         2,500       229
-------------------------------------------------------
                                                    229
-------------------------------------------------------
WHOLESALE (0.5%)
IKON Office Products                    1,000       100
-------------------------------------------------------
                                                    100
-------------------------------------------------------
     Total Preferred Stocks
       (Cost $2,768)                              3,503
-------------------------------------------------------
TIME DEPOSIT (4.7%)
Sanwa Bank Limited
   5.469%, 02/03/97                    $  989       989
-------------------------------------------------------
     Total Time Deposit
       (Cost $989)                                  989
-------------------------------------------------------
     Total Investments (98.1%)
       (Cost $17,933)                            20,722
-------------------------------------------------------


                                                Market
                                                 Value
                                                 (000)
                                               -------
Other Assets and Liabilities,
   Net (1.9%)                                  $    407
-------------------------------------------------------
NET ASSETS:
Fund Shares of Institutional Class
   (unlimited authorization --
   no par value) based on 1,824,449
   outstanding shares of beneficial
   interest                                      18,096
Undistributed net investment income                  22
Accumulated net realized gain
   on investments                                   222
Net unrealized appreciation
   on investments                                 2,789
-------------------------------------------------------
Total Net Assets: (100.0%)                      $21,129
-------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INSTITUTIONAL CLASS        $11.58
=======================================================

*NON INCOME PRODUCING SECURITY

The accompanying notes are an integral part of the financial statements.
33

STATEMENT OF NET ASSETS
---------------------------------------------------------
STEPSTONE GOVERNMENT SECURITIES FUND

                                        FACE    MARKET
                                       AMOUNT    VALUE
                                       (000)     (000)
                                      -----------------
U.S. TREASURY OBLIGATIONS (73.9%)
U.S. Treasury Notes
   5.250%, 12/31/97                    $2,300  $  2,294
   5.125%, 02/28/98                     1,000       994
   6.000%, 05/31/98                     5,250     5,266
   6.125%, 08/31/98                     2,000     2,009
   6.500%, 04/30/99                     6,750     6,825
   7.750%, 01/31/00                     1,500     1,567
   6.750%, 04/30/00                     1,000     1,017
   6.375%, 09/30/01                     2,000     2,008
   7.500%, 11/15/01                     2,000     2,099
   7.500%, 05/15/02                     1,100     1,159
   7.250%, 05/15/04                     2,180     2,282
   7.250%, 08/15/04                       200       209
   6.875%, 05/15/06                       300       307
   7.000%, 07/15/06                       250       258
   6.750%, 08/15/26                     8,650     8,557
U.S. Treasury Bond
   8.125%, 08/15/19                     1,000     1,138
-------------------------------------------------------
     Total U.S. Treasury Obligations
       (Cost $37,840)                            37,989
-------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (6.2%)
Aid-Israel
   7.125%, 08/15/99                     2,000     2,033
FHLMC
   7.000%, 02/15/08                     1,135     1,128
-------------------------------------------------------
     Total U.S. Government Agency
       Obligations (Cost $3,128)                  3,161
-------------------------------------------------------
CORPORATE OBLIGATIONS (16.7%)
BANKS (4.9%)
Capital One
   7.200%, 07/19/99                     1,500     1,521
First USA
   7.000%, 08/20/01                     1,000     1,006
-------------------------------------------------------
                                                  2,527
-------------------------------------------------------
FINANCE--REAL ESTATE (5.7%)
Meditrust
   7.250%, 08/16/99                     1,250     1,264
Simon Debartolo
   6.875%, 11/15/06                     1,700     1,643
-------------------------------------------------------
                                                  2,907
-------------------------------------------------------
                                       FACE     MARKET
                                      AMOUNT     VALUE
                                       (000)     (000)
                                      -----------------
FINANCIAL SERVICES (6.1%)
Phoenix Home Life
   6.950%, 12/01/06                    $1,000  $    973
Salomon Brothers
   9.250%, 05/01/01                     2,000     2,168
-------------------------------------------------------
                                                  3,141
-------------------------------------------------------
     Total Corporate Obligations
       (Cost $8,604)                              8,575
-------------------------------------------------------
TIME DEPOSIT (1.5%)
Sanwa Bank Limited
   5.469%, 02/03/97                       769       769
-------------------------------------------------------
     Total Time Deposit
       (Cost $769)                                  769
-------------------------------------------------------
     Total Investments (98.3%)
       (Cost $50,341)                            50,494
-------------------------------------------------------
Other Assets and Liabilities,
   Net (1.7%)                                       888
-------------------------------------------------------
NET ASSETS:
Fund Shares of Institutional Class
   (unlimited authorization --
   no par value) based on 5,443,449
   outstanding shares of beneficial
   interest                                      52,912
Undistributed net investment income                 111
Accumulated net realized loss
   on investments                                (1,793)
Net unrealized appreciation
   on investments                                   152
-------------------------------------------------------
Total Net Assets: (100.0%)                      $51,382
-------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INSTITUTIONAL CLASS         $9.44
=======================================================
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION

STATEMENT OF NET ASSETS                                      JANUARY 31, 1997
--------------------------------------------------------------------------------
STEPSTONE BALANCED FUND

                                                MARKET
                                                 VALUE
                                      SHARES     (000)
                                      ----------------
COMMON STOCKS (59.4%)
AEROSPACE & DEFENSE (0.5%)
Litton Industries*                     20,000   $   883
Watkins Johnson                        30,000       803

-------------------------------------------------------
                                                  1,686
-------------------------------------------------------
AGRICULTURE (0.2%)
Dole Food                              20,000       745
-------------------------------------------------------
                                                    745
-------------------------------------------------------
AIR TRANSPORTATION (0.3%)
KLM  Royal Dutch Air*                  36,250     1,088
-------------------------------------------------------
                                                  1,088
-------------------------------------------------------
AIRCRAFT (1.3%)
Lockheed Martin                        25,000     2,300
Textron                                20,000     1,948
-------------------------------------------------------
                                                  4,248
-------------------------------------------------------
APPAREL/TEXTILES (0.6%)
Donna Karan International*             80,000     1,040
Springs Industries, Cl A               20,000       845
-------------------------------------------------------
                                                  1,885
-------------------------------------------------------
AUTOMOTIVE (0.5%)
Chrysler                               45,610     1,591
-------------------------------------------------------
                                                  1,591
-------------------------------------------------------
AUTO RENTAL AND LEASING (1.0%)
PHH                                    42,000     2,021
Rollins Truck Leasing                  92,800     1,148
-------------------------------------------------------
                                                  3,169
-------------------------------------------------------
BANKS (2.5%)
Bank of Boston                         25,000     1,781
Bank of New York                       48,000     1,758
Bank United, Cl A*                     30,000       814
First Union                            10,000       836
J.P. Morgan                            13,000     1,339
Norwest                                10,000       476
Wilmington Trust                       19,000       784
-------------------------------------------------------
                                                  7,788
-------------------------------------------------------
                                                MARKET
                                                 VALUE
                                      SHARES     (000)
                                      -----------------
CHEMICALS (4.2%)
Agrium                                 90,000  $  1,361
Avery Dennison                         40,000     1,465
Cabot                                  66,000     1,576
E.I. du Pont de Nemours                17,500     1,918
Engelhard                              39,200       779
Georgia Gulf                           53,100     1,480
Monsanto                               50,000     1,894
Morton International                   25,000     1,016
W.R. Grace                             20,000       995
Wellman                                43,400       765
-------------------------------------------------------
                                                 13,249
-------------------------------------------------------
COMMUNICATIONS EQUIPMENT (0.9%)
Harris                                 17,600     1,340
Motorola                               24,000     1,638
-------------------------------------------------------
                                                  2,978
-------------------------------------------------------
COMPUTERS & SOFTWARE SERVICES (2.5%)
Compaq Computer*                       22,500     1,955
Computer Associates International      31,125     1,412
Hewlett Packard                        36,000     1,895
IBM                                    15,000     2,359
Network Equipment Technologies*        18,300       380
-------------------------------------------------------
                                                  8,001
-------------------------------------------------------
CONSTRUCTION MATERIALS (0.4%)
Lafarge                                55,000     1,176
-------------------------------------------------------
                                                  1,176
-------------------------------------------------------
DRUGS (4.1%)
American Home Products                 30,000     1,901
Astra, Cl A, ADR*                      30,000     1,436
Bristol-Myers Squibb                   15,000     1,905
Merck                                  20,000     1,815
Pharmacia & Upjohn                     40,000     1,490
SmithKline Beecham                     28,000     2,023
Warner Lambert                         30,000     2,415
-------------------------------------------------------
                                                 12,985
-------------------------------------------------------
ELECTRICAL UTILITIES (0.7%)
Illinova                               40,400     1,066
Ohio Edison                            50,700     1,172
-------------------------------------------------------
                                                  2,238
-------------------------------------------------------

STEPSTONE FUNDS(R)
--------------------------------------------------------
Balanced Fund (cont'd)

                                                Market
                                                 Value
                                      Shares     (000)
                                      -----------------
ENTERTAINMENT (0.7%)
Walt Disney                            30,000   $ 2,198
-------------------------------------------------------
                                                  2,198
-------------------------------------------------------
ENVIRONMENTAL SERVICES (0.1%)
Cuno*                                  20,000       338
-------------------------------------------------------
                                                    338
-------------------------------------------------------
FINANCIAL SERVICES (3.0%)
Aames Financial                        30,000     1,290
American Express                       30,000     1,871
Donaldson, Lufkin, & Jenrette          35,000     1,326
FNMA                                   60,000     2,370
Travelers                              49,465     2,591
-------------------------------------------------------
                                                  9,448
-------------------------------------------------------
FOOD, BEVERAGE & TOBACCO (1.9%)
Archer-Daniels-Midland                 70,612     1,395
IBP                                    60,000     1,380
Pepsico                                40,000     1,395
Sara Lee                               25,000       988
Universal Foods                        26,000       923
-------------------------------------------------------
                                                  6,081
-------------------------------------------------------
FORESTRY (0.3%)
Rayonier                               25,000       934
-------------------------------------------------------
                                                    934
-------------------------------------------------------
GAS/NATURAL GAS (1.3%)
Coastal                                35,000     1,693
Williams                               58,200     2,335
-------------------------------------------------------
                                                  4,028
-------------------------------------------------------
HOTELS & LODGING (0.8%)
Hilton Hotels                          40,000     1,140
TT*                                    25,000     1,428
-------------------------------------------------------
                                                  2,568
-------------------------------------------------------
HOUSEHOLD FURNITURE & FIXTURES (0.3%)
Leggett & Platt                        31,200     1,002
-------------------------------------------------------
                                                  1,002
-------------------------------------------------------


                                                Market
                                                 Value
                                      Shares     (000)
                                      -----------------
INSURANCE (3.3%)
AFLAC                                  37,500  $  1,495
Allstate                               25,759     1,694
Equitable                              60,000     1,658
ITT Hartford Group                     25,000     1,834
Lincoln National                       30,000     1,609
Loew's                                 10,000       989
USF&G                                  60,000     1,268
-------------------------------------------------------
                                                 10,547
-------------------------------------------------------
LEASING & RENTING (0.6%)
Comdisco                               42,250     1,304
Xtra                                   15,000       636
-------------------------------------------------------
                                                  1,940
-------------------------------------------------------
MACHINERY (4.0%)
Applied Materials*                     40,000     1,975
Briggs & Stratton                      20,000       903
Commercial Intertech                   45,100       558
Deere                                  37,500     1,603
Dresser Industries                     60,000     2,033
General Electric                       16,600     1,710
Global Industries Technologies*        60,000     1,095
Parker-Hannifin                        35,000     1,509
Toro                                   40,000     1,405
-------------------------------------------------------
                                                 12,791
-------------------------------------------------------
MEASURING DEVICES (0.8%)
Mallinckrodt                           35,000     1,435
Tektronix                              20,000       993
-------------------------------------------------------
                                                  2,428
-------------------------------------------------------
MEDICAL PRODUCTS & SERVICES (2.5%)
Bausch & Lomb                          30,000     1,016
Baxter International                   35,000     1,614
Columbia/HCA Healthcare                37,500     1,481
Fresenius National Medical Care, ADR*  20,981       624
Tenet Healthcare*                      60,000     1,620
Vencor*                                50,000     1,531
-------------------------------------------------------
                                                  7,886
-------------------------------------------------------

STEPSTONE FUNDS(R)
-------------------------------------------------------
Balanced Fund (cont'd)

                                                Market
                                                 Value
                                      Shares     (000)
                                      ----------------
MISCELLANEOUS BUSINESS SERVICES (0.8%)
Electronic Data Systems                25,000   $ 1,150
Equifax                                40,000     1,260
-------------------------------------------------------
                                                  2,410
-------------------------------------------------------
MISCELLANEOUS TRANSPORTATION (0.1%)
Fleetwood Enterprises                  10,000       268
-------------------------------------------------------
                                                    268
-------------------------------------------------------
PAPER & PAPER PRODUCTS (1.3%)
Kimberly-Clark                         10,000       975
Mead                                   19,000     1,069
Weyerhaeuser                           20,000       910
Willamette Industries                  19,000     1,195
-------------------------------------------------------
                                                  4,149
-------------------------------------------------------
PETROLEUM & FUEL PRODUCTS (1.1%)
Occidental Petroleum                   78,200     1,994
Union Pacific Resources Group          51,104     1,450
Union Texas Petroleum                  10,000       213
-------------------------------------------------------
                                                  3,657
-------------------------------------------------------
PETROLEUM REFINING (3.5%)
Ashland                                27,700     1,195
Chevron                                28,000     1,859
Mobil                                  15,000     1,969
Royal Dutch Petroleum, ADR              9,800     1,700
Ultramar Diamond Shamrock*             45,700     1,342
Unocal                                 30,000     1,264
USX-Marathon Group                     62,000     1,651
-------------------------------------------------------
                                                 10,980
-------------------------------------------------------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES (0.4%)
Eastman Kodak                          15,000     1,301
-------------------------------------------------------
                                                  1,301
-------------------------------------------------------
PRECIOUS METALS (0.6%)
Barrick Gold                           68,636     1,845
-------------------------------------------------------
                                                  1,845
-------------------------------------------------------

                                                Market
                                                 Value
                                      Shares     (000)
                                      -----------------

PRINTING & PUBLISHING (2.4%)
Belo, Cl A                             28,400  $  1,083
Houghton Mifflin                       25,000     1,353
Media General                          50,000     1,575
Time Warner                            50,000     1,925
Viacom, Cl B*                          50,000     1,713
-------------------------------------------------------
                                                  7,649
-------------------------------------------------------
RAILROADS (1.0%)
Burlington Northern Santa Fe           20,000     1,750
Conrail Holding                        12,554     1,346
-------------------------------------------------------
                                                  3,096
-------------------------------------------------------
REAL ESTATE (1.9%)
BRE Properties, Cl A                   53,600     1,327
CBL & Associates Properties            48,900     1,253
First Industrial Realty Trust          35,000     1,015
JP Realty                              52,000     1,398
Post Properties                        21,900       909
-------------------------------------------------------
                                                  5,902
-------------------------------------------------------
RETAIL (1.4%)
American Stores                        33,000     1,386
Price/Costco*                          45,000     1,198
Sears Roebuck                          37,000     1,776
-------------------------------------------------------
                                                  4,360
-------------------------------------------------------
RUBBER & PLASTIC (0.6%)
Mark IV Industries                     40,572       959
Tupperware                             20,000       938
-------------------------------------------------------
                                                  1,897
-------------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS (1.8%)
AMP                                    30,000     1,223
Intel                                  15,000     2,434
National Semiconductor*                70,000     1,943
-------------------------------------------------------
                                                  5,600
-------------------------------------------------------
STEEL & STEEL WORKS (0.2%)
Texas Industries                        9,600       530
-------------------------------------------------------
                                                    530
-------------------------------------------------------

STEPSTONE FUNDS(R)
--------------------------------------------------------
Balanced Fund (cont'd)

                                      Shares/
                                       Face     Market
                                      Amount     Value
                                       (000)     (000)
                                      -----------------

TELEPHONES & TELECOMMUNICATION (2.0%)
AT&T                                   17,271    $  680
Airtouch Communications*               40,000     1,035
Bell Atlantic                          20,000     1,345
Century Telephone Enterprises          30,000       941
Frontier                               43,400       949
NYNEX                                  25,000     1,266
-------------------------------------------------------
                                                  6,216
-------------------------------------------------------
TRANSPORTATION SERVICES (0.4%)
GATX                                   23,400     1,144
-------------------------------------------------------
                                                  1,144
-------------------------------------------------------
WHOLESALE (0.6%)
Arrow Electronics*                     28,000     1,572
Hughes Supply                          10,100       350
-------------------------------------------------------
                                                  1,922
-------------------------------------------------------
     Total Common Stocks
       (Cost $125,544)                          187,942
-------------------------------------------------------
PREFERRED STOCK (0.0%)
Fresenius National Medical Care*       20,000         2
-------------------------------------------------------
     Total Preferred Stock
       (Cost $0)                                      2
-------------------------------------------------------
U.S. TREASURY OBLIGATIONS (17.5%)
U.S. Treasury Notes
   6.000%, 05/31/98                    $1,300     1,304
   5.000%, 02/15/99                     1,000       982
   7.000%, 04/15/99                     1,000     1,021
   6.375%, 05/15/99                     1,000     1,008
   6.375%, 07/15/99                     1,000     1,009
   7.125%, 09/30/99                     1,500     1,539
   7.500%, 10/31/99                     1,000     1,036
   7.750%, 11/30/99                     1,000     1,043
   7.125%, 02/29/00                     1,500     1,542
   5.500%, 04/15/00                     2,000     1,966
   6.125%, 09/30/00                     1,500     1,497
   5.750%, 10/31/00                       700       690
   5.625%, 02/28/01                     3,000     2,935
   6.250%, 04/30/01                     1,000     1,000
   6.500%, 05/31/01                     2,000     2,018
   6.625%, 06/30/01                     1,000     1,014

                                       Face     Market
                                      Amount     Value
                                       (000)     (000)
                                      -----------------
   6.500%, 08/31/01                    $3,000  $  3,026
   7.500%, 11/15/01                     6,000     6,296
   5.875%, 11/30/01                     2,000     1,966
   6.250%, 01/31/02                     2,000     1,998
   6.375%, 08/15/02                     2,000     2,007
   6.250%, 02/15/03                     1,000       995
   6.500%, 05/15/05                     4,500     4,502
   6.500%, 08/15/05                     4,500     4,500
   6.875%, 05/15/06                     1,000     1,024
   7.000%, 07/15/06                     2,500     2,580
   6.500%, 10/15/06                     2,000     1,997
U.S. Treasury Bond
   5.625%, 02/15/06                     3,000     2,821
-------------------------------------------------------
     Total U.S. Treasury Obligations
       (Cost $55,080)                            55,316
-------------------------------------------------------
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED BONDS (8.0%)
FNMA
   7.500%, 08/01/01                     2,819     2,872
   8.000%, 08/01/24                       949       971
   8.000%, 05/01/25                     4,346     4,443
   7.000%, 12/01/26                     1,986     1,946
GNMA
   6.500%, 09/15/08                     3,608     3,563
   6.000%, 11/15/08                     2,337     2,260
   7.500%, 09/15/25                       993       996
   7.000%, 08/15/26                     2,491     2,442
   7.500%, 09/15/26                     3,460     3,473
   7.500%, 01/15/27                     2,475     2,481
-------------------------------------------------------
     Total U.S. Government Agency
       Mortgage-Backed Bonds
       (Cost $25,372)                            25,447
-------------------------------------------------------
CORPORATE OBLIGATIONS (9.7%)
American General
   6.750%, 06/15/05                     2,000     1,960
American Telephone & Telegraph
   7.500%, 06/01/06                     2,000     2,075
Associates of North America
   7.875%, 09/30/01                     2,000     2,098
Avco Financial Services
   7.375%, 08/15/01                     2,000     2,058

STEPSTONE FUNDS(R)                                              JANUARY 31, 1997
--------------------------------------------------------------------------------
Balanced Fund (cont'd)


                                       Face     Market
                                      Amount     Value
                                       (000)     (000)
                                      -----------------

CORPORATE OBLIGATIONS (CONTINUED)
Bankers Trust NY
   7.500%, 11/15/15                    $2,000  $  1,978
Chemical Banking
   6.700%, 08/15/08                     1,500     1,444
Chesapeake & Potomac Telephone
   of Maryland
   6.000%, 05/01/03                     1,500     1,444
First National Bank of Boston
   8.000%, 09/15/04                     2,000     2,093
Joseph E. Seagram & Sons
   7.000%, 04/15/08                     1,500     1,479
Lehman Brothers Holding
   8.500%, 05/01/07                     2,000     2,143
Lockheed Martin
   7.700%, 06/15/08                     2,000     2,083
Mobil
   7.250%, 03/15/99                     1,000     1,019
Panhandle Eastern
   7.875%, 08/15/04                     1,000     1,046
Province of British Columbia
   7.000%, 01/15/03                     1,500     1,526
Ralston Purina
   7.750%, 10/01/15                     2,000     2,028
Royal Bank of Scotland
   6.375%, 02/01/11                     2,500     2,281
Wal-Mart Stores
   5.875%, 10/15/05                     2,000     1,865
-------------------------------------------------------
     Total Corporate Obligations
       (Cost $30,231)                            30,620
-------------------------------------------------------
ASSET BACKED SECURITIES (0.8%)
American Express 1994-1A
   7.150%, 08/15/99                     1,500     1,521
J.C. Penney's Master Credit Card Trust,
   Ser C, Cl A
   9.625%, 06/15/00                     1,000     1,092
-------------------------------------------------------
     Total Asset Backed Securities
       (Cost $2,490)                              2,613
-------------------------------------------------------
EQUITY OPTION (0.0%)
Harris February 70 Calls* 3/24/97        (176)     (110)
-------------------------------------------------------
     Total Equity Option
       (Cost ($35))                                (110)
-------------------------------------------------------

                                       Face     Market
                                      Amount     Value
                                       (000)     (000)
                                      -----------------
REPURCHASE AGREEMENT (4.2%)
Deutsche Morgan Grenfell/
   C.J. Lawrence, Inc.
   5.55%, dated 01/31/97,
   matures 02/03/97,
   repurchase price $13,155,241
   (collateralized by various
   FHLMC obligations, par value
   $43,813,789, 6.00%-6.75%, 02/01/02-
   01/01/04: total market value
   $13,412,143) (A)                   $13,149 $  13,149
-------------------------------------------------------
     Total Repurchase Agreement
       (Cost $13,149)                            13,149
-------------------------------------------------------
     Total Investments (99.6%)
       (Cost $251,831)                          314,979
-------------------------------------------------------
Other Assets and Liabilities,
   Net (0.4%)                                     1,385
-------------------------------------------------------
NET ASSETS:
Fund Shares of Institutional Class
   (unlimited authorization --
   no par value) based on 20,453,169
   outstanding shares of beneficial
   interest                                     242,155
Fund Shares of Investment Class
   (unlimited authorization --
   no par value) based on 587,688
   outstanding shares of beneficial
   interest                                       6,989
Undistributed net investment income                 477
Accumulated net realized gain
   on investments                                 3,595
Net unrealized appreciation
   on investments                                63,148
-------------------------------------------------------
Total Net Assets: (100.0%)                     $316,364
-------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INSTITUTIONAL CLASS        $15.04
-------------------------------------------------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- INVESTMENT CLASS           $15.03
-------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE --
   INVESTMENT CLASS ($15.03/95.5%)               $15.74
=======================================================
(A) TRI-PARTY REPURCHASE AGREEMENT
* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
SER -- SERIES

STATEMENT OF NET ASSETS
---------------------------------------------------------
STEPSTONE GROWTH EQUITY FUND

                                                 MARKET
                                                  VALUE
                                       SHARES     (000)
                                      -----------------
COMMON STOCKS (96.5%)
APPAREL/TEXTILES (0.5%)
Cintas                                 17,000   $   968
-------------------------------------------------------
                                                    968
-------------------------------------------------------
AUTOMOTIVE (1.5%)
Chrysler                               49,788     1,736
Magna International, Cl A              27,000     1,502
-------------------------------------------------------
                                                  3,238
-------------------------------------------------------
BANKS (3.9%)
Banc One                               36,300     1,647
Chase Manhattan Bank                   16,500     1,526
Fleet Financial Group                  16,000       864
U.S. Bancorp                           90,780     4,136
-------------------------------------------------------
                                                  8,173
-------------------------------------------------------
CHEMICALS (2.6%)
IMC Fertilizer Group                   60,500     2,307
Monsanto                               57,000     2,159
W.R. Grace & Company                   20,000       995
-------------------------------------------------------
                                                  5,461
-------------------------------------------------------
COMMUNICATIONS EQUIPMENT (2.3%)
ADC Telecommunications*                98,000     3,516
Motorola                               20,000     1,365
-------------------------------------------------------
                                                  4,881
-------------------------------------------------------
COMPUTERS & SOFTWARE SERVICES (14.9%)
Cisco Systems*                         92,200     6,431
Compaq Computer*                       32,000     2,780
Computer Associates International      54,000     2,450
Compuware*                             48,700     3,324
CUC International*                    242,482     6,001
Hewlett Packard                        59,600     3,136
Microsoft*                             70,000     7,140
-------------------------------------------------------
                                                 31,262
-------------------------------------------------------
                                                 MARKET
                                                  VALUE
                                       SHARES     (000)
                                      -----------------

DRUGS (5.3%)
Alza*                                  61,000 $   1,761
Eli Lilly                               8,000       697
Johnson & Johnson                      24,000     1,383
Merck                                  15,000     1,361
Pfizer                                 16,300     1,514
Schering Plough                        58,200     4,401
-------------------------------------------------------
                                                 11,117
-------------------------------------------------------
ELECTRICAL UTILITIES (1.3%)
Illinova                               25,000       659
Ohio Edison                            16,000       370
Pinnacle West Capital                  56,500     1,787
-------------------------------------------------------
                                                  2,816
-------------------------------------------------------
ENTERTAINMENT (2.2%)
Regal Cinemas*                         24,000       642
Walt Disney                            53,091     3,889
-------------------------------------------------------
                                                  4,531
-------------------------------------------------------
FINANCIAL SERVICES (6.0%)
FNMA                                  136,800     5,404
MBNA                                  211,675     7,303
-------------------------------------------------------
                                                 12,707
-------------------------------------------------------
FOOD, BEVERAGE & TOBACCO (1.0%)
PepsiCo                                59,600     2,079
-------------------------------------------------------
                                                  2,079
-------------------------------------------------------
GAS/NATURAL GAS (1.7%)
Coastal                                32,000     1,548
Williams                               48,000     1,926
-------------------------------------------------------
                                                  3,474
-------------------------------------------------------
HOUSEHOLD FURNITURE & FIXTURES (0.6%)
Leggett & Platt                        40,000     1,285
-------------------------------------------------------
                                                  1,285
-------------------------------------------------------
HOUSEHOLD PRODUCTS (1.3%)
Danaher                                31,200     1,560
Gillette                               14,916     1,216
-------------------------------------------------------
                                                  2,776
-------------------------------------------------------

STEPSTONE FUNDS(R)                                              JANUARY 31, 1997
--------------------------------------------------------------------------------
GROWTH EQUITY FUND (CONT'D)

                                                 MARKET
                                                  VALUE
                                       SHARES     (000)
                                      -----------------
INSURANCE (9.2%)
Aetna                                  23,111  $  1,826
AFLAC                                  48,000     1,914
AMBAC                                  60,200     4,033
CRA Managed Care*                      16,000       780
Healthcare Compare*                    56,000     2,387
MBIA                                   26,600     2,557
Oxford Health Plan*                    67,000     3,643
Progressive of Ohio                    17,000     1,128
Travelers                              22,666     1,187
-------------------------------------------------------
                                                 19,455
-------------------------------------------------------
LEISURE PRODUCTS (1.0%)
Mattel                                 78,125     2,197
-------------------------------------------------------
                                                  2,197
-------------------------------------------------------
MACHINERY (3.1%)
Applied Materials*                     32,000     1,580
General Electric                       35,100     3,615
Illinois Tool Works                    16,000     1,306
-------------------------------------------------------
                                                  6,501
-------------------------------------------------------
MARINE TRANSPORTATION (2.1%)
Carnival, Cl A                        121,000     4,447
-------------------------------------------------------
                                                  4,447
-------------------------------------------------------
MEASURING DEVICES (0.9%)
Mallinckrodt                           45,700     1,874
-------------------------------------------------------
                                                  1,874
-------------------------------------------------------
MEDICAL PRODUCTS & SERVICES (2.0%)
Fresenius National Medical
   Care, ADR*                          20,981       624
Nellcor*                               99,600     1,693
Vivra*                                 63,225     1,928
-------------------------------------------------------
                                                  4,245
-------------------------------------------------------
MISCELLANEOUS BUSINESS SERVICES (4.6%)
Electronic Data Systems                32,750     1,507
First Data                            119,366     4,297
Fiserv*                                47,500     1,588
Shared Medical Systems                 46,500     2,194
-------------------------------------------------------
                                                  9,586
-------------------------------------------------------
                                                 MARKET
                                                  VALUE
                                       SHARES     (000)
                                      -----------------
MISCELLANEOUS CONSUMER SERVICES (0.7%)
Robert Half International*             32,000  $  1,376
-------------------------------------------------------
                                                  1,376
-------------------------------------------------------
PAPER & PAPER PRODUCTS (0.6%)
Willamette Industries                  20,000     1,258
-------------------------------------------------------
                                                  1,258
-------------------------------------------------------
PETROLEUM & SERVICES (1.5%)
Halliburton                            32,000     2,316
Schlumberger                            8,000       889
-------------------------------------------------------
                                                  3,205
-------------------------------------------------------
PETROLEUM REFINING (2.6%)
Amoco                                  16,000     1,392
Ashland                                12,900       556
British Petroleum, ADR                 18,561     2,629
Exxon                                   8,400       870
-------------------------------------------------------
                                                  5,447
-------------------------------------------------------
RAILROADS (1.7%)
Burlington Northern Santa Fe           12,000     1,050
Kansas City Southern Industries        53,400     2,623
-------------------------------------------------------
                                                  3,673
-------------------------------------------------------
RETAIL (8.8%)
Applebee's International               32,000       864
Corporate Express*                    134,120     4,527
Home Depot                             17,000       842
Kohls*                                 76,000     2,955
Landry's Seafood Restaurants*          51,800     1,055
McDonald's                             51,600     2,348
OfficeMax*                             24,000       288
Papa John's International*             42,650     1,237
Pep Boys-Manny, Moe & Jack             80,500     2,556
Tech Data*                             16,000       408
Toys "R" Us*                           39,400       985
Wal-Mart Stores                        21,800       518
-------------------------------------------------------
                                                 18,583
-------------------------------------------------------

STEPSTONE FUNDS(R)
-------------------------------------------------------
Growth Equity Fund (cont'd)

                                                 MARKET
                                                  VALUE
                                       SHARES     (000)
                                      -----------------

RUBBER & PLASTIC (0.5%)
Mark IV Industries                     46,305  $  1,094
-------------------------------------------------------
                                                  1,094
-------------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS (7.1%)
Integrated Device Technology*          87,400       918
Intel                                  59,700     9,686
National Semiconductor*                33,000       916
Parametric Technology*                 16,000       924
Xilinx*                                53,000     2,412
-------------------------------------------------------
                                                 14,856
-------------------------------------------------------
TELEPHONES & TELECOMMUNICATION (4.1%)
Cincinnati Bell                        57,000     3,527
MCI Communications                     78,800     2,768
SBC Communications                     43,200     2,371
-------------------------------------------------------
                                                  8,666
-------------------------------------------------------
TESTING LABORATORIES (0.3%)
Chiron*                                33,000       615
-------------------------------------------------------
                                                    615
-------------------------------------------------------
TRUCKING (0.6%)
Wabash National                        73,725     1,327
-------------------------------------------------------
                                                  1,327
-------------------------------------------------------
     Total Common Stocks
       (Cost $106,082)                          203,173
-------------------------------------------------------
PREFERRED STOCKS (0.3%)
Aetna                                   7,707       603
Fresenius National Medical Care*       20,000         2
-------------------------------------------------------
     Total Preferred Stocks
       (Cost $377)                                  605
-------------------------------------------------------


                                        FACE     MARKET
                                       AMOUNT     VALUE
                                        (000)     (000)
                                      -----------------
REPURCHASE AGREEMENT (3.2%)
Deutsche Morgan Grenfell/
   C.J. Lawrence, Inc.
   5.550%, dated 01/31/97,
   matures 02/03/97, repurchase
   price $6,697,059 collateralized
   by FHLMC, total par value
   $3,377,279, 5.668%, 09/01/13:
   FNMA, total par value $4,958,123,
   7.00%, 12/01/11: total market
   value $6,827,842) (A)               $6,694    $6,694
-------------------------------------------------------
     Total Repurchase Agreement
       (Cost $6,694)                              6,694
-------------------------------------------------------
     Total Investments (100.0%)
       (Cost $113,153)                          210,472
-------------------------------------------------------
Other Assets and Liabilities,
   Net (0.0%)                                       (28)
-------------------------------------------------------
NET ASSETS:
Fund Shares of Institutional Class
   (unlimited authorization --
   no par value) based on 10,080,249
   outstanding shares of beneficial
   interest                                     109,229
Fund Shares of Investment Class
   (unlimited authorization --
   no par value) based
   on 187,962 outstanding shares of
   beneficial interest                            2,920
Undistributed net investment income                 219
Accumulated net realized gain
   on investments                                   758
Net unrealized appreciation on investments       97,318
-------------------------------------------------------
Total Net Assets: (100.0%)                     $210,444
-------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INSTITUTIONAL CLASS        $20.50
-------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- INVESTMENT CLASS                 $20.48
-------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE --
   INVESTMENT CLASS ($20.48/95.5%)               $21.45
=======================================================
(A) TRI-PARTY REPURCHASE AGREEMENT
* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION

STATEMENT OF NET ASSETS                                         JANUARY 31, 1997
--------------------------------------------------------------------------------
STEPSTONE VALUE MOMENTUM FUND

                                                 MARKET
                                                  VALUE
                                       SHARES     (000)
                                      -----------------
COMMON STOCKS (94.7%)
AGRICULTURE (1.1%)
Dole Food                             100,000  $  3,712
-------------------------------------------------------
                                                  3,712
-------------------------------------------------------
AIRCRAFT (1.5%)
Boeing                                  1,260       135
Rockwell International*                30,000     1,973
Textron                                30,000     2,921
-------------------------------------------------------
                                                  5,029
-------------------------------------------------------
APPAREL/TEXTILES (0.3%)
Springs Industries, Cl A               20,000       845
-------------------------------------------------------
                                                    845
-------------------------------------------------------
AUTOMOTIVE (2.1%)
Arvin Industries                      100,000     2,413
Fleetwood Enterprises                  70,000     1,873
Ford Motor                             50,000     1,606
TRW                                    20,000     1,015
-------------------------------------------------------
                                                  6,907
-------------------------------------------------------
AUTO REPAIR & LEASING (0.8%)
Rollins Truck Leasing                 215,000     2,661
-------------------------------------------------------
                                                  2,661
-------------------------------------------------------
BANKS (4.7%)
Bank United, Cl A*                    120,000     3,255
BankAmerica                            35,000     3,907
First Union                            45,000     3,763
J.P. Morgan                            25,000     2,575
Wilmington Trust                       50,000     2,063
-------------------------------------------------------
                                                 15,563
-------------------------------------------------------
CHEMICALS (4.9%)
Avery Dennison                        114,000     4,175
Cabot                                 106,000     2,531
E.I. du Pont de Nemours                28,000     3,070
Monsanto                               60,000     2,273
W.R. Grace                             64,000     3,184
Wellman                                60,000     1,058
-------------------------------------------------------
                                                 16,291
-------------------------------------------------------


                                                 MARKET
                                                  VALUE
                                       SHARES     (000)
                                      -----------------

COMMUNICATIONS EQUIPMENT (1.8%)
CTS                                    75,000  $  3,488
Harris                                 35,000     2,664
-------------------------------------------------------
                                                  6,152
-------------------------------------------------------
COMPUTERS & SERVICES (3.9%)
Cisco Systems*                         60,000     4,185
Hewlett Packard                        95,000     4,999
IBM                                    24,000     3,774
-------------------------------------------------------
                                                 12,958
-------------------------------------------------------
DRUGS (4.4%)
Allegiance                              6,000       154
American Home Products                 30,000     1,901
Astra AB-A, ADR*                       50,000     2,394
Bristol Myers Squibb                   13,000     1,651
Merck                                  50,000     4,538
SmithKline Beecham, ADR                57,000     4,118
-------------------------------------------------------
                                                 14,756
-------------------------------------------------------
ELECTRICAL UTILITIES (0.8%)
General Public Utilities               75,000     2,513
-------------------------------------------------------
                                                  2,513
-------------------------------------------------------
FINANCIAL SERVICES (5.9%)
Aames Financial                        70,000     3,010
Bear Stearns                          110,957     3,329
Dean Witter Discover                   90,000     3,431
FNMA                                  120,000     4,740
Travelers                             100,001     5,238
-------------------------------------------------------
                                                 19,748
-------------------------------------------------------
FOOD, BEVERAGE & TOBACCO (4.2%)
American Brands                        20,000     1,020
IBP                                   130,000     2,990
Philip Morris                          35,000     4,161
Sara Lee                               80,000     3,160
Universal Foods                        75,000     2,663
-------------------------------------------------------
                                                 13,994
-------------------------------------------------------

STEPSTONE FUNDS(R)
--------------------------------------------------------
Value Momentum Fund (cont'd)

                                                 MARKET
                                                  VALUE
                                       SHARES     (000)
                                      -----------------

GAS/NATURAL GAS (4.0%)
Coastal                                45,000  $  2,177
MCN                                    75,000     2,428
Questar                                42,000     1,643
Sonat                                  40,000     2,130
Westcoast Energy                       70,000     1,225
Williams                               90,000     3,611
-------------------------------------------------------
                                                 13,214
-------------------------------------------------------
GLASS PRODUCTS (0.4%)
PPG Industries                         27,000     1,445
-------------------------------------------------------
                                                  1,445
-------------------------------------------------------
HOTELS & LODGING (0.5%)
Hilton Hotels                          60,000     1,710
-------------------------------------------------------
                                                  1,710
-------------------------------------------------------
HOUSEHOLD FURNITURE & FIXTURES (0.8%)
Leggett & Platt                        85,000     2,731
-------------------------------------------------------
                                                  2,731
-------------------------------------------------------
INSURANCE (4.4%)
Allstate                               39,467     2,595
Chubb                                  45,000     2,453
Equifax                               100,000     3,150
Lincoln National                       40,000     2,145
Providian                              50,000     2,694
Torchmark                              30,000     1,553
-------------------------------------------------------
                                                 14,590
-------------------------------------------------------
LEASING & RENTING (1.8%)
Comdisco                              135,000     4,168
Xtra                                   45,000     1,907
-------------------------------------------------------
                                                  6,075
-------------------------------------------------------
MACHINERY (5.1%)
Applied Materials*                     15,000       741
Caterpillar                            33,000     2,562
Deere                                  70,000     2,993
Dresser Industries                     95,000     3,218
General Electric                       45,000     4,635
Toro                                   85,500     3,003
-------------------------------------------------------
                                                 17,152
-------------------------------------------------------
                                                 MARKET
                                                  VALUE
                                       SHARES     (000)
                                      -----------------
MEASURING DEVICES (1.4%)
Mallinckrodt                           65,000  $  2,665
Perkin Elmer                           30,000     2,096
-------------------------------------------------------
                                                  4,761
-------------------------------------------------------
MEDICAL PRODUCTS & SERVICES (2.4%)
Baxter International                   30,000     1,384
Becton, Dickinson                      40,000     1,970
Fresenius National Medical
   Care, ADR*                          67,141     1,997
Novacare*                              50,000       531
Tenet Healthcare*                      76,000     2,052
-------------------------------------------------------
                                                  7,934
-------------------------------------------------------
MISCELLANEOUS BUSINESS SERVICES (0.4%)
Electronic Data Systems                25,000     1,150
NCR*                                    1,465        56
-------------------------------------------------------
                                                  1,206
-------------------------------------------------------
MISCELLANEOUS TRANSPORTATION (0.6%)
Harsco                                 30,000     2,104
-------------------------------------------------------
                                                  2,104
-------------------------------------------------------
OFFICE FURNITURE & FIXTURES (0.3%)
Hon Industries                         32,500     1,162
-------------------------------------------------------
                                                  1,162
-------------------------------------------------------
PAPER & PAPER PRODUCTS (2.8%)
Kimberly-Clark                         58,360     5,690
Weyerhaeuser                           45,000     2,048
Willamette Industries                  27,000     1,698
-------------------------------------------------------
                                                  9,436
-------------------------------------------------------
PETROLEUM & FUEL PRODUCTS (2.1%)
Occidental Petroleum                  135,000     3,443
Union Pacific Resources                55,408     1,572
Union Texas Petroleum                  90,000     1,913
-------------------------------------------------------
                                                  6,928
-------------------------------------------------------

STEPSTONE FUNDS(R)                                              JANUARY 31, 1997
--------------------------------------------------------------------------------
VALUE MOMENTUM FUND (CONT'D)

                                                 MARKET
                                                  VALUE
                                       SHARES     (000)
                                      -----------------

PETROLEUM REFINING (3.2%)
Ashland                                30,000  $  1,294
Chevron                                25,000     1,659
Mobil                                  28,000     3,675
Royal Dutch Petroleum, ADR             13,000     2,256
Valero Energy                          50,000     1,688
-------------------------------------------------------
                                                 10,572
-------------------------------------------------------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES (1.5%)
Eastman Kodak                          30,000     2,603
Xerox                                  39,000     2,286
-------------------------------------------------------
                                                  4,889
-------------------------------------------------------
PRINTING & PUBLISHING (3.8%)
Houghton Mifflin                       40,000     2,165
Lafarge                               140,000     2,993
McGraw-Hill                            75,000     3,731
Wallace Computer Services             110,000     3,685
-------------------------------------------------------
                                                 12,574
-------------------------------------------------------
RAILROADS (1.6%)
Burlington Northern Santa Fe           22,000     1,925
Florida East Coast Railway             35,000     3,303
-------------------------------------------------------
                                                  5,228
-------------------------------------------------------
REAL ESTATE (5.3%)
BRE Properties, Cl A                  152,262     3,768
CBL Associates Properties              85,000     2,178
First Industrial Realty Trust         135,000     3,915
JP Realty                             123,000     3,306
Post Properties                        65,000     2,698
Price Real Estate Investment Trust     20,000       735
Santa Anita Real Estate
   Investment Trust                    30,700       902
-------------------------------------------------------
                                                 17,502
-------------------------------------------------------
REPAIR SERVICES (1.9%)
PHH                                   130,000     6,256
-------------------------------------------------------
                                                  6,256
-------------------------------------------------------
                                                 MARKET
                                                  VALUE
                                       SHARES     (000)
                                      -----------------
RETAIL (2.4%)
Dayton-Hudson                          54,000  $  2,032
Kroger*                                50,000     2,388
May Department Stores                  50,000     2,225
Sears Roebuck                          31,000     1,488
-------------------------------------------------------
                                                  8,133
-------------------------------------------------------
RUBBER & PLASTIC (0.6%)
Hanna                                  90,000     1,935
-------------------------------------------------------
                                                  1,935
-------------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS (3.5%)
Intel                                  60,000     9,735
National Semiconductor*                75,000     2,081
-------------------------------------------------------
                                                 11,816
-------------------------------------------------------
STEEL & STEEL WORKS (0.8%)
Aluminum Company of America            20,000     1,380
Engelhard                              67,500     1,342
-------------------------------------------------------
                                                  2,722
-------------------------------------------------------
TELEPHONES & TELECOMMUNICATION (4.4%)
AT&T                                   23,449       923
Airtouch Communications*               16,000       414
Century Telephone Enterprises          90,000     2,824
Comsat                                 50,000     1,350
Frontier                              100,000     2,188
GTE                                    60,000     2,820
Lucent Technologies                    22,840     1,239
SBC Communications                     55,000     3,018
-------------------------------------------------------
                                                 14,776
-------------------------------------------------------
TRANSPORTATION SERVICES (0.7%)
GATX                                   51,000     2,493
-------------------------------------------------------
                                                  2,493
-------------------------------------------------------
WHOLESALE (1.6%)
Avnet                                  50,000     3,094
Universal                              70,000     2,170
-------------------------------------------------------
                                                  5,264
-------------------------------------------------------
     Total Common Stocks
       (Cost $193,935)                          315,737
-------------------------------------------------------

STEPSTONE FUNDS(R)
---------------------------------------------------------
VALUE MOMENTUM FUND (CONT'D)

                                     SHARES/FACE MARKET
                                       AMOUNT     VALUE
                                        (000)     (000)
                                      -----------------

PREFERRED STOCK (0.0%)
Fresenius National Medical Care*       64,000   $     6
-------------------------------------------------------
     Total Preferred Stock (Cost $0)                  6
-------------------------------------------------------
REPURCHASE AGREEMENT (5.9%)
Deutsche Morgan Grenfell/C.J. Lawrence, Inc.
   5.550%, dated 01/31/97, matures 02/03/97,
   repurchase price $19,663,913 (collateralized
   by various FHLMC obligations, total par
   value $14,838,634, 5.668%-7.50%,
   12/01/03-01/01/27: FNMA obligation,
   total par value $6,000,000, 6.723%,
   02/01/26: total market
   value $20,047,920) (A)             $19,655    19,655
-------------------------------------------------------
     Total Repurchase Agreement
       (Cost $19,655)                            19,655
-------------------------------------------------------
     Total Investments (100.6%)
       (Cost $213,590)                          335,398
-------------------------------------------------------
Other Assets and Liabilities,
   Net (-0.6%)                                   (1,953)
-------------------------------------------------------
                                                MARKET
                                                 VALUE
                                                 (000)
                                               --------
NET ASSETS:
Fund Shares of Institutional Class
  (unlimited authorization -- no par value)
   based on 14,717,403 outstanding shares of
   beneficial interest                         $200,105
Fund Shares of Investment Class
   (unlimited authorization --
   no par value) based on 740,181
   outstanding shares of beneficial interest     10,133
Undistributed net investment income               1,032
Accumulated net realized gain
   on investments                                   368
Net unrealized appreciation
   on investments                               121,807
-------------------------------------------------------
Total Net Assets: (100.0%)                     $333,445
-------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INSTITUTIONAL CLASS        $21.57
-------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- INVESTMENT CLASS                 $21.57
-------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE --
   INVESTMENT CLASS ($21.57/95.5%)               $22.59
=======================================================
(A) TRI-PARTY REPURCHASE AGREEMENT
* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION

STATEMENT OF NET ASSETS                                        JANUARY 31, 1997
--------------------------------------------------------------------------------
STEPSTONE BLUE CHIP GROWTH FUND

                                                 MARKET
                                                  VALUE
                                       SHARES     (000)
                                      -----------------
COMMON STOCKS (91.2%)
AIR TRANSPORTATION (1.1%)
AMR*                                   11,000   $   879
-------------------------------------------------------
                                                    879
-------------------------------------------------------
AIRCRAFT (1.3%)
Allied Signal                           6,000       422
Boeing                                  6,000       643
-------------------------------------------------------
                                                  1,065
-------------------------------------------------------
AUTOMOTIVE (1.9%)
Chrysler                               20,000       698
General Motors                         15,000       885
-------------------------------------------------------
                                                  1,583
-------------------------------------------------------
BANKS (10.1%)
Bank of Boston                         14,400     1,026
Bankers Trust                           5,000       425
Chase Manhattan Bank                    5,000       463
Citicorp                               13,500     1,571
Comerica                                5,000       286
CoreStates Finance                     15,000       746
First Union                            11,000       920
J.P. Morgan                            15,000     1,545
Merchantile Bancorp                    15,000       799
NationsBank                             3,262       352
-------------------------------------------------------
                                                  8,133
-------------------------------------------------------
BEAUTY PRODUCTS (1.0%)
Proctor & Gamble                        7,000       809
-------------------------------------------------------
                                                    809
-------------------------------------------------------
CHEMICALS (3.0%)
E.I. du Pont de Nemours                15,000     1,644
Morton International                   10,000       406
Olin                                   10,000       366
Primex Technologies*                    1,000        19
-------------------------------------------------------
                                                  2,435
-------------------------------------------------------
COMMUNICATIONS EQUIPMENT (0.5%)
Motorola                                6,000       410
-------------------------------------------------------
                                                    410
-------------------------------------------------------
                                                 MARKET
                                                  VALUE
                                       SHARES     (000)
                                      -----------------
COMPUTERS & SERVICES (2.9%)
EMC*                                   15,000  $    568
Gateway 2000*                          15,000       917
Hewlett Packard                        10,000       526
Western Digital*                        5,000       363
-------------------------------------------------------
                                                  2,374
-------------------------------------------------------
CONCRETE & MINERAL PRODUCTS (1.6%)
Minnesota Mining & Manufacturing       15,000     1,279
-------------------------------------------------------
                                                  1,279
-------------------------------------------------------
DRUGS (5.7%)
American Home Products                 10,000       634
Amgen*                                 10,000       564
Biogen*                                 5,000       234
Eli Lilly                               9,426       821
Johnson & Johnson                      13,000       749
Merck                                   9,000       817
Schering Plough                        10,000       756
-------------------------------------------------------
                                                  4,575
-------------------------------------------------------
ELECTRICAL EQUIPMENT (0.3%)
Solectron*                              3,750       226
-------------------------------------------------------
                                                    226
-------------------------------------------------------
ELECTRICAL UTILITIES (1.1%)
Duke Power                             10,000       469
Texas Utilities                        10,000       405
-------------------------------------------------------
                                                    874
-------------------------------------------------------
ENTERTAINMENT (1.0%)
Walt Disney                            11,500       842
-------------------------------------------------------
                                                    842
-------------------------------------------------------
FINANCIAL SERVICES (3.2%)
American Express                        5,000       312
Bear Stearns                           26,250       788
Franklin Resources                     15,000       818
Household International                 2,500       248
Merrill Lynch                           5,000       421
-------------------------------------------------------
                                                  2,587
-------------------------------------------------------

STEPSTONE FUNDS(R)
---------------------------------------------------------
BLUE CHIP GROWTH FUND (CONT'D)

                                                 MARKET
                                                  VALUE
                                       SHARES     (000)
                                      -----------------
COMMON STOCKS (CONTINUED)
FOOD, BEVERAGE & TOBACCO (5.9%)
Coca Cola Company                      32,000   $ 1,852
Coca-Cola Enterprises                   8,000       455
PepsiCo                                20,000       698
Philip Morris                          15,000     1,783
-------------------------------------------------------
                                                  4,788
-------------------------------------------------------
FOOTWEAR (0.8%)
Nike                                    9,700       658
-------------------------------------------------------
                                                    658
-------------------------------------------------------
GAS/NATURAL GAS (0.7%)
El Paso Natural Gas                     6,000       323
Noram Energy                           15,000       234
-------------------------------------------------------
                                                    557
-------------------------------------------------------
HOTELS & LODGING (0.9%)
HFS*                                   10,000       700
-------------------------------------------------------
                                                    700
-------------------------------------------------------
HOUSEHOLD PRODUCTS (1.6%)
Clorox                                  3,750       445
Gillette                               10,000       815
-------------------------------------------------------
                                                  1,260
-------------------------------------------------------
INSURANCE (2.8%)
American International Group            5,000       606
ITT Hartford Group                      8,000       587
Pacificare Health Systems, Cl A*        4,000       302
Pacificare Health Systems, Cl B*        4,000       321
SunAmerica                             10,000       461
-------------------------------------------------------
                                                  2,277
-------------------------------------------------------
LEISURE PRODUCTS (0.4%)
Mattel                                 12,500       352
-------------------------------------------------------
                                                    352
-------------------------------------------------------
MACHINERY (5.1%)
Case                                   12,000       636
Caterpillar                            12,100       939
Deere                                  18,000       770
General Electric                       17,500     1,803
-------------------------------------------------------
                                                  4,148
-------------------------------------------------------
                                                 MARKET
                                                  VALUE
                                       SHARES     (000)
                                      -----------------
MEDICAL PRODUCTS & SERVICES (3.5%)
Boston Scientific*                      5,000  $    341
Columbia HCA Healthcare                15,000       593
Guidant                                16,000       892
Healthsouth Rehabilitation*             7,500       327
Medtronic                              10,000       685
-------------------------------------------------------
                                                  2,838
-------------------------------------------------------
MISCELLANEOUS BUSINESS SERVICES (8.3%)
3Com*                                  10,000       671
Adaptec*                                5,000       219
Cisco Systems*                          8,000       558
Computer Associates International      32,550     1,477
Electronic Data Systems                 9,223       424
Microsoft*                             16,000     1,632
NCR*                                      937        36
Oracle Systems*                         5,000       194
Peoplesoft*                            15,000       818
Sun Microsystems*                      20,000       635
-------------------------------------------------------
                                                  6,664
-------------------------------------------------------
PAPER & PAPER PRODUCTS (0.8%)
International Paper                    15,000       613
-------------------------------------------------------
                                                    613
-------------------------------------------------------
PETROLEUM & FUEL PRODUCTS (2.0%)
Burlington Resources                    5,000       249
Halliburton                            10,000       724
Schlumberger                            3,000       333
Tidewater                               7,000       329
-------------------------------------------------------
                                                  1,635
-------------------------------------------------------
PETROLEUM REFINING (8.1%)
British Petroleum, ADR                     74        10
Chevron                                15,000       996
Exxon                                  15,000     1,554
Mobil                                   7,900     1,037
Royal Dutch Petroleum, ADR              8,000     1,388
Texaco                                 15,000     1,588
-------------------------------------------------------
                                                  6,573
-------------------------------------------------------
PRINTING & PUBLISHING (0.5%)
Time Warner                            10,000       385
-------------------------------------------------------
                                                    385
-------------------------------------------------------

STEPSTONE FUNDS(R)                                             JANUARY 31, 1997
--------------------------------------------------------------------------------
Blue Chip Growth Fund (cont'd)

                                                 MARKET
                                                  VALUE
                                       SHARES     (000)
                                      -----------------
PROFESSIONAL SERVICES (0.5%)
Paychex                                 7,500  $    364
-------------------------------------------------------
                                                    364
-------------------------------------------------------
RETAIL (6.2%)
Alberto Culver, Cl A                   20,000       893
Borders Group*                         10,000       446
Dayton-Hudson                          10,000       376
Home Depot                             18,000       891
Kmart*                                 20,000       223
Price/Costco*                          14,500       386
Revco Drug Stores*                      7,500       281
Safeway*                               10,000       478
Sears Roebuck                           5,000       240
Staples*                               20,000       410
TJX                                     9,000       358
-------------------------------------------------------
                                                  4,982
-------------------------------------------------------
RUBBER & PLASTIC (1.3%)
Dow Chemical                            7,500       578
Goodyear Tire & Rubber                  8,000       436
-------------------------------------------------------
                                                  1,014
-------------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS (2.0%)
Intel                                  10,000     1,623
-------------------------------------------------------
                                                  1,623
-------------------------------------------------------
SPECIALTY MACHINERY (0.7%)
U.S. Filter*                           15,000       576
-------------------------------------------------------
                                                    576
-------------------------------------------------------
STEEL & STEEL WORKS (1.0%)
Aluminum Company of America             8,400       580
Bethlehem Steel*                       25,000       213
-------------------------------------------------------
                                                    793
-------------------------------------------------------


                                     SHARES/FACE  MARKET
                                       AMOUNT     VALUE
                                        (000)     (000)
                                      -----------------
TELEPHONES & TELECOMMUNICATION (3.1%)
Ameritech                              15,200  $    908
AT&T                                   15,000       591
Lucent Technologies                     6,805       369
Teleport Communications Group*          7,500       233
Worldcom*                              15,000       377
-------------------------------------------------------
                                                  2,478
-------------------------------------------------------
WHOLESALE (0.3%)
Omnicare                               10,000       276
-------------------------------------------------------
                                                    276
-------------------------------------------------------
     Total Common Stocks
       (Cost $53,806)                            73,625
-------------------------------------------------------
CONVERTIBLE BOND (0.3%)
Tele Communications International
   4.500%, 02/15/06                    $  300       239
-------------------------------------------------------
     Total Convertible Bond
       (Cost $310)                                  239
-------------------------------------------------------
FINANCIAL OPTION (1.0%)
S&P 500 Depositary Receipt             10,000       785
-------------------------------------------------------
     Total Financial Option
       (Cost $675)                                  785
-------------------------------------------------------
EQUITY OPTIONS (0.0%)
3Com February 65 Puts* 02/24/97            50         8
3Com March 75 Calls* 03/24/97            (100)      (18)
Gateway 2000 March 60 Puts* 03/24/97      100        45
Gateway 2000 March 70 Calls* 03/24/97    (100)      (24)
Microsoft February 100 Calls* 02/24/97    (25)      (11)
Microsoft February 105 Calls* 02/24/97    (25)       (5)
Nike Inc-B February 65 Calls* 02/24/97    (62)      (23)
Wetern Digital February 75 Calls* 02/24/97(50)      (11)
-------------------------------------------------------
     Total Equity Options (Cost $(36))              (39)
-------------------------------------------------------

STEPSTONE FUNDS(R)
--------------------------------------------------------------------------------
BLUE CHIP GROWTH FUND (CONT'D)

                                        FACE     MARKET
                                       AMOUNT     VALUE
                                        (000)     (000)
                                      -----------------
TIME DEPOSIT (7.2%)
Sanwa Bank Limited
   5.469%, 02/03/97                    $5,843   $ 5,843
-------------------------------------------------------
     Total Time Deposit
       (Cost $5,843)                              5,843
-------------------------------------------------------
     Total Investments (99.7%)
       (Cost $60,598)                            80,453
-------------------------------------------------------
Other Assets and Liabilities,
   Net (0.3%)                                       229
-------------------------------------------------------
                                                 MARKET
                                                  VALUE
                                                  (000)
                                                 -------
NET ASSETS:
Fund Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 5,562,903 outstanding shares
   of beneficial interest                       $58,220
Undistributed net investment income                   6
Accumulated net realized gain
   on investments                                 2,601
Net unrealized appreciation
   on investments                                19,855
-------------------------------------------------------
Total Net Assets: (100.0%)                      $80,682
-------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INSTITUTIONAL CLASS        $14.50
=======================================================
* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS

STATEMENT OF NET ASSETS                                         JANUARY 31, 1997
--------------------------------------------------------------------------------
STEPSTONE EMERGING GROWTH FUND

                                                 MARKET
                                                  VALUE
                                       SHARES     (000)
                                      -----------------

COMMON STOCKS (88.9%)
AEROSPACE & DEFENSE (0.8%)
Sci Systems*                            7,500   $   437
-------------------------------------------------------
                                                    437
-------------------------------------------------------
AIR TRANSPORTATION (0.3%)
Comair Holdings                         2,250        46
Mesaba Holdings*                       10,000       137
-------------------------------------------------------
                                                    183
-------------------------------------------------------
APPAREL/TEXTILES (1.1%)
Jones Apparel Group*                   10,000       342
Mohawk Industries*                     10,000       257
-------------------------------------------------------
                                                    599
-------------------------------------------------------
BANKS (5.6%)
Astoria Financial                      10,000       390
California Federal Bank, SCLRPI*          300         5
Cullen/Frost Bankers                    7,400       259
Dauphin Deposit Bank & Trust            5,000       207
Deposit Guaranty                        7,000       220
First Security                          3,750       128
Hibernia, Cl A                         12,500       166
Imperial Bancorp*                       7,500       186
Merchantile Bancorp                    10,000       532
Old Kent Financial                      3,858       187
Roosevelt Financial Group              10,000       215
Roslyn Bancorp*                        10,000       159
Signet Banking                          7,500       224
Union Planters                          8,000       329
-------------------------------------------------------
                                                  3,207
-------------------------------------------------------
BROADCASTING, NEWSPAPERS & ADVERTISING (0.9%)
CKS Group*                              4,000       124
Evergreen Media, Cl A*                  5,000       155
SFX Broadcasting, Cl A*                 7,500       251
-------------------------------------------------------
                                                    530
-------------------------------------------------------
BUILDING & CONSTRUCTION (0.1%)
Southern Energy Homes*                  6,000        78
-------------------------------------------------------
                                                     78
-------------------------------------------------------
                                                 MARKET
                                                  VALUE
                                       SHARES     (000)
                                      -----------------

CHEMICALS (0.9%)
Cytec Industries*                      10,500   $   419
McWhorter Technologies*                 5,000       113
-------------------------------------------------------
                                                    532
-------------------------------------------------------
COMMUNICATIONS EQUIPMENT (4.0%)
ADC Telecommunications*                 5,600       201
Ascend Communications*                  3,500       244
Aseco*                                  7,500        80
Aspect Telecommunications*              7,000       217
Dionex*                                 5,000       202
DSP Communications*                     2,500        56
ECI Telecom                            11,000       264
Pairgain Technologies*                 10,000       409
Tellabs*                               15,000       618
-------------------------------------------------------
                                                  2,291
-------------------------------------------------------
COMPUTERS & SERVICES (0.9%)
Network Appliance*                      5,000       256
Printronix*                             5,000        79
Verifone*                               5,000       181
-------------------------------------------------------
                                                    516
-------------------------------------------------------
COMPUTERS & SOFTWARE SERVICES (10.3%)
3Com*                                   5,000       336
Baan NV*                               10,000       454
Cadence Design Systems*                12,500       478
Cisco Systems*                         12,500       872
CUC International*                     30,000       742
Digex*                                  5,000        60
Gasonics International*                 7,500       134
HBO                                    10,000       626
Hyperion Software*                      5,000       119
JDA Software Group*                     5,000       150
Netscape Communications*                5,000       189
Physician Computer Networks*           15,000       126
Proxim*                                 9,000       189
Quarterdeck Office Systems*            10,000        51
Rational Software*                      5,000       127
Saville Systems Ireland, ADR*          14,000       588
Sun Microsystems*                       3,000        95
Symantec*                               7,100       114

STEPSTONE FUNDS(R)
-------------------------------------------------------
EMERGING GROWTH FUND (CONT'D)

                                                 MARKET
                                                  VALUE
                                       SHARES     (000)
                                      -----------------

COMPUTERS & SOFTWARE SERVICES (CONTINUED)
Sync Research*                         15,000    $  208
Verilink*                               5,750       145
Westell Technologies*                   5,000        73
-------------------------------------------------------
                                                  5,876
-------------------------------------------------------
CONSUMER PRODUCTS (1.5%)
USA Detergents*                         5,500       201
Vans*                                  15,000       208
Wolverine World Wide                   14,625       452
-------------------------------------------------------
                                                    861
-------------------------------------------------------
DRUGS (6.3%)
Advanced Paradigm*                      2,500        47
Agouron Pharmecutical*                  4,000       343
Alkermes*                              10,000       232
Arqule*                                 7,500       167
Autoimmune*                             5,000        85
Axogen Limited Units*                   2,500        69
Bio-Technology General*                10,000       169
Boston Scientific*                      3,200       218
Cell Genesys*                          15,000       112
Creative Biomolecules*                  5,000        52
Cypros Pharmaceutical*                 12,500        70
Depotech*                               9,500       171
Dura Pharmaceuticals*                   7,000       294
Geltex Pharmaceuticals*                 7,500       184
Guilford Pharmaceuticals*               6,000       147
IDEC Pharmaceuticals Corp*             10,000       232
Jones Medical                           5,000       190
Liposome*                              24,000       549
Magainin Pharmaceuticals*              10,000        80
North American Vaccine*                 4,000        98
Royce Labs*                            10,000        70
-------------------------------------------------------
                                                  3,579
-------------------------------------------------------
ELECTRICAL INSTRUMENTS (0.3%)
Belden                                  5,000       191
-------------------------------------------------------
                                                    191
-------------------------------------------------------
ENERGY (0.7%)
Barrett Resources*                      9,500       367
-------------------------------------------------------
                                                    367
-------------------------------------------------------

                                                 MARKET
                                                  VALUE
                                       SHARES     (000)
                                      -----------------
ENTERTAINMENT (1.2%)
Carmike Cinemas, Cl A*                  5,000    $  119
Mirage Resorts*                        16,000       402
Regal Cinemas*                          5,000       134
-------------------------------------------------------
                                                    655
-------------------------------------------------------
ENVIRONMENTAL SERVICES (0.9%)
International Technology*               6,250        52
USA Waste Services*                    12,800       467
-------------------------------------------------------
                                                    519
-------------------------------------------------------
FINANCIAL SERVICES (1.5%)
Finova Group                            5,000       360
First American, Tennessee               5,000       306
JSB Financial                           6,000       220
-------------------------------------------------------
                                                    886
-------------------------------------------------------
HEALTHCARE (0.4%)
National Surgery Centers*               7,500       256
-------------------------------------------------------
                                                    256
-------------------------------------------------------
HOTELS & LODGING (1.4%)
HFS*                                   10,000       700
Prime Hospitality*                      6,000       103
-------------------------------------------------------
                                                    803
-------------------------------------------------------
HOUSEHOLD PRODUCTS (0.3%)
Helen of Troy Limited*                  7,500       178
-------------------------------------------------------
                                                    178
-------------------------------------------------------
INSURANCE (2.1%)
Conseco                                 5,000       367
Fremont General                         7,500       225
Penncorp Financial Group                6,000       220
Provident                               7,500       368
-------------------------------------------------------
                                                  1,180
-------------------------------------------------------
MACHINERY (0.8%)
Camco International                    10,000       479
-------------------------------------------------------
                                                    479
-------------------------------------------------------

STEPSTONE FUNDS(R)                                              JANUARY 31, 1997
--------------------------------------------------------------------------------
EMERGING GROWTH FUND (CONT'D)

                                                 MARKET
                                                  VALUE
                                       SHARES     (000)
                                      -----------------
MEASURING DEVICES (0.9%)
Epic Design Technology*                 3,400 $     109
Genrad*                                 5,000       107
Laser Technology*                      23,000        95
Thermoquest*                           15,000       219
-------------------------------------------------------
                                                    530
-------------------------------------------------------
MEDICAL PRODUCTS & SERVICES (9.3%)
Adac Laboratories                       6,000       149
Arrow International                     5,000       160
Biochem Pharma*                        16,000       898
Biofield*                               4,000        48
Cardiothoracic Systems*                12,500       317
Coherent*                               3,500       169
Conceptus*                              7,500        98
Concord EFS*                           17,843       357
Endosonics*                             5,000        64
ESC Medical Systems*                   10,000       325
Express Scripts*                        5,000       170
Fresenius National Medical
   Care ADR*                           25,000       744
Genesis Health Ventures*                6,000       187
Heartstream*                            2,000        22
Hologic*                                6,000       178
Medquist*                               3,750        93
Molecular Devices*                      5,000        77
Renal Treatment Centers*               15,000       422
Safeskin*                               7,500       180
Spectranetics*                         15,000        73
Staar Surgical*                        15,000       202
Theragenics*                           11,500       303
Veterinary Centers of America*         10,000       102
-------------------------------------------------------
                                                  5,338
-------------------------------------------------------
METALS & MINING (0.3%)
Amcol International                    10,000       179
-------------------------------------------------------
                                                    179
-------------------------------------------------------
MISCELLANEOUS BUSINESS SERVICES (5.9%)
Administaff                             5,000       109
Amisys Managed Care Systems*           10,000       152
Clarify*                                2,500        90
Cognos*                                 5,000       148
Computer Management Sciences*           4,500       100
-------------------------------------------------------


                                                 MARKET
                                                  VALUE
                                       SHARES     (000)
                                      -----------------
Cyberguard Corp*                        5,000  $     52
Cybermedia*                             7,500       142
Digital Solutions*                     35,000       113
Fiserv*                                 5,000       167
Fore Systems*                           7,500       218
Geoworks*                              11,000       275
GTech*                                  5,000       174
Imnet Systems*                          5,000       148
Logicon                                 3,500       121
Macromedia*                             7,500        83
McAfee Associates*                      3,000       175
Meta Group*                             3,750        93
Midway Games*                           5,000        99
Nova*                                   3,000        63
Object Design*                          3,750        31
Pixar*                                  2,000        27
Procom Technology*                      7,500       116
Source Services*                        5,000        99
Sterling Commerce*                      7,963       270
Systemsoft Corp*                        9,000       124
Vantive*                                5,000       154
Visigenic Software*                     2,500        37
-------------------------------------------------------
                                                  3,380
-------------------------------------------------------
MISCELLANEOUS CONSUMER SERVICES (1.8%)
Corestaff*                              5,000       115
K-III Communications*                  10,000       106
Norrell                                10,000       279
Service International                  18,000       522
-------------------------------------------------------
                                                  1,022
-------------------------------------------------------
MISCELLANEOUS MANUFACTURING (0.4%)
Mueller Industries*                     5,000       209
-------------------------------------------------------
                                                    209
-------------------------------------------------------
PETROLEUM & FUEL PRODUCTS (2.5%)
Apache                                 10,000       384
Benton Oil & Gas*                       5,000        98
Cabot Oil & Gas, Cl A                  10,000       182
Global Industustries*                   2,000        42
Pride Petroleum Services*              10,000       226
Reading & Bates*                        9,000       262
Union Texas Petroleum                  10,000       212
-------------------------------------------------------
                                                  1,406
-------------------------------------------------------

STEPSTONE FUNDS(R)
--------------------------------------------------------------------------------
EMERGING GROWTH FUND (CONT'D)

                                                 MARKET
                                                  VALUE
                                       SHARES     (000)
                                      -----------------

PETROLEUM REFINING (0.4%)
Valero Energy                           7,500  $    253
-------------------------------------------------------
                                                    253
-------------------------------------------------------
PRINTING & PUBLISHING (0.9%)
Digital Generations Systems*           12,000        82
Gartner Group, Cl A*                   12,000       411
-------------------------------------------------------
                                                    493
-------------------------------------------------------
PROFESSIONAL SERVICES (1.8%)
Apollo Group, Cl A*                    10,000       333
Childrens Comprehensive*                7,500        98
Medaphis*                               7,000        94
Paychex                                 7,500       364
Uol Publishing*                        10,000       153
-------------------------------------------------------
                                                  1,042
-------------------------------------------------------
RAILROADS (0.4%)
Coach USA*                              3,000        88
Hub Group*                              5,000       135
-------------------------------------------------------
                                                    223
-------------------------------------------------------
REAL ESTATE (0.4%)
CWM Mortgage Holdings                  10,000       217
-------------------------------------------------------
                                                    217
-------------------------------------------------------
RETAIL (6.0%)
Boston Chicken*                        10,500       364
CKE Restaurants                        10,500       219
CML Group                              27,500        89
Corporate Express*                      5,000       169
Cost Plus*                              5,000        86
Delia's*                                5,000        93
Family Dollar Stores                   10,000       210
Gadzooks*                               9,000       253
Omnicare                               34,000       939
Papa John's International*              5,000       145
Rare Hospitality International*         5,000        76
Staples*                               30,000       615
Starbucks*                              5,000       171
-------------------------------------------------------
                                                  3,429
-------------------------------------------------------
                                                 MARKET
                                                  VALUE
                                       SHARES     (000)
                                      -----------------

RUBBER & PLASTIC (1.0%)
Carlisle                               12,000  $    353
Sealed Air*                             5,000       214
-------------------------------------------------------
                                                    567
-------------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS (4.9%)
Atmel*                                  7,500       348
BMC Industries                         13,500       442
Hadco*                                  4,000       217
Integrated Device Technology*          10,000       105
Lernout & Hauspie Speech*               6,500       153
Microchip Technology*                   7,500       286
Read-Rite*                              7,500       248
Sanmina*                                5,000       298
Speedfam International*                 7,500       262
Tencor Instruments*                     5,000       204
Vitesse Semiconductor*                  4,500       247
-------------------------------------------------------
                                                  2,810
-------------------------------------------------------
SPECIALTY MACHINERY (1.0%)
U.S. Filter*                           15,000       576
-------------------------------------------------------
                                                    576
-------------------------------------------------------
TELEPHONES & TELECOMMUNICATION (3.1%)
Cascade Communications*                 8,000       318
GST Telecommunications*                10,000        95
Pacific Gateway Exchange*               7,500       223
Premiere Technologies*                  3,750        97
Worldcom*                              40,780     1,025
-------------------------------------------------------
                                                  1,758
-------------------------------------------------------
TESTING LABORATORIES (1.1%)
Cellpro*                                5,000        54
Curative Technologies*                  5,000       162
Martek Biosciences*                     7,500       184
Primark*                                7,500       210
-------------------------------------------------------
                                                    610
-------------------------------------------------------
TRANSPORTATION SERVICES (0.3%)
Sabre Group Holdings*                   7,000       188
-------------------------------------------------------
                                                    188
-------------------------------------------------------
54

STEPSTONE FUNDS(R)                                              JANUARY 31, 1997
--------------------------------------------------------------------------------
EMERGING GROWTH FUND (CONT'D)

                                                 MARKET
                                                  VALUE
                                       SHARES     (000)
                                      -----------------

WHOLESALE (4.2%)
Cardinal Health                        27,000     1,691
Central Garden & Pet*                   7,500       203
Chronimed*                              7,000        88
Ha Lo Industries*                       1,875        47
Physician Sales & Services*            11,000       209
Pomeroy Computer Resources*             5,000       158
-------------------------------------------------------
                                                  2,396
-------------------------------------------------------
     Total Common Stocks
       (Cost $40,534)                            50,829
-------------------------------------------------------
EQUITY OPTIONS (0.3%)
3Com February 65 Puts* 02/24/97            50         8
3Com March 75 Calls* 03/24/97             (50)       (9)
Alkermes February
   22.5 Puts* 02/24/97                    100        12
Alkermes February 30 Calls* 02/24/97      (100)      (1)
Biochem Pharmaceuticals February
   50 Puts* 02/24/97                       75         5
Cascade Communications February
   50 Puts* 02/24/97                       35        35
Concord EFS March
   30 Calls* 03/24/97                    (175)       (4)
Concord EFS February
   25 Puts* 02/24/97                      175        90
DSP Communications February
   22.5 Puts* 02/24/97                     25         4
DSP Communications February
   27.5 Calls* 02/24/97                   (25)
Hologic March 25 Puts* 03/24/97            60         3
Hologic March 35 Calls* 03/24/97          (60)       (4)
Rational Software April
   45 Calls* 04/21/97                     (50)       (1)
Rational Software February
   35 Puts* 02/24/97                       50        48
Sanmina February 50 Puts* 02/24/97         50         1
Sanmina February 60 Calls* 02/24/97       (50)      (14)
-------------------------------------------------------
     Total Equity Options
       (Cost $79)                                   173
-------------------------------------------------------


                                        FACE     MARKET
                                       AMOUNT     VALUE
                                        (000)     (000)
                                      -----------------


TIME DEPOSIT (11.6%)
Sanwa Bank Limited
   5.469%, 02/03/97                   $ 6,628   $ 6,628
-------------------------------------------------------
     Total Time Deposit
       (Cost $6,628)                              6,628
-------------------------------------------------------
     Total Investments (100.8%)
       (Cost $47,241)                            57,630
-------------------------------------------------------
Other Assets and Liabilities,
   Net (-0.8%)                                     (474)
-------------------------------------------------------
NET ASSETS:
Fund Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 4,232,593 outstanding shares
   of beneficial interest                        44,949
Accumulated net realized gain
   on investments                                 1,818
Net unrealized appreciation on investments       10,389
-------------------------------------------------------
Total Total Net Assets: (100.0%)                $57,156
-------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INSTITUTIONAL CLASS        $13.50
=======================================================
* NON-INCOME PRODUCING SECURITY
ADR --AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
SCLRPI -- SECONDARY CONTINGENT LITIGATION RECOVERY PARTICIPATION INTERESTS

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STEPSTONE INTERNATIONAL EQUITY FUND

                                                 MARKET
                                                  VALUE
                                       SHARES     (000)
                                      -----------------


FOREIGN COMMON STOCKS (99.7%)
FINLAND (0.4%)
Nokia, Cl A                             3,000    $  194

-------------------------------------------------------
                                                    194
-------------------------------------------------------
FRANCE (8.7%)
Accor                                   1,802       242
Alcatel Alsthom                         2,636       262
Banque Nationale Paris                  3,854       155
Carrefour                                 675       406
Castorama                               2,118       349
Chargeurs International                   770        42
Danone                                  2,000       310
Elf Aquitaine                           2,385       232
Essilor International                     750       223
GAN*                                    5,800       118
Lafarge                                 2,927       177
LVMH Moet Hennesey                      1,800       456
Pathe*                                    770       196
Peugeot                                 1,400       150
Schneider                               5,079       257
Societe Generale                        1,809       208
Valeo                                   3,536       233
-------------------------------------------------------
                                                  4,016
-------------------------------------------------------
GERMANY (8.9%)
Allianz                                   214       396
BASF                                   12,000       434
Bayer                                   9,500       360
BMW                                       400       257
Daimler-Benz*                           4,000       281
Degussa                                   500       213
Deutsche Bank                           4,000       200
Gehe                                    6,250       415
Karstadt                                  550       168
Preussag                                  700       167
RWE                                     7,500       318
Siemens                                 9,500       467
Veba                                    8,000       443
-------------------------------------------------------
                                                  4,119
-------------------------------------------------------


                                                 MARKET
                                                  VALUE
                                       SHARES     (000)
                                      -----------------


HONG KONG (7.0%)
Amoy Properties                       200,000    $  254
Cheung Kong Holdings                   60,000       559
Hong Kong & China Gas                 150,000       283
Hong Kong Telecommunications          104,030       180
HSBC Holdings                          36,816       853
Hutchison Whampoa                      60,000       453
New World Development                  60,000       370
Swire Pacific, Ser A                   30,000       276
-------------------------------------------------------
                                                  3,228
-------------------------------------------------------
JAPAN (33.6%)
Amada                                  47,000       314
Amada Metrecs                          30,000       250
Asahi Breweries                        39,000       367
Asahi Organic Chemical                 63,000       328
Best Denki                             33,000       351
Chugai Pharmaceutical                  49,000       380
Chugoku Elec Power                     17,000       300
Cmk                                    28,000       351
CSK                                    14,000       333
Daiwa Securities                       36,000       279
Fuji Bank                              21,000       220
Fujisawa Pharmaceutical                48,000       373
Gun-ei Chemicals                       96,000       299
Hitachi Cable                          54,000       330
Industrial Bank of Japan               19,760       249
Japan Synthetic Rubber                 56,000       381
Kamigumi                               52,000       279
Kansai Electric Power                  16,700       310
Katokichi                              20,000       302
Kuraray                                40,000       337
Long Term Credit Bank Japan            61,000       226
Maeda                                  46,000       325
Makita                                 30,000       401
Matsushita Electric Works              40,000       337
Meiji Seika                            69,000       347
Mitsui Marine & Fire                   53,000       285
Mitsui Trust & Banking                 38,000       243
NGK Insulators                         37,000       324
Nomura Securities                      21,000       269
Olympus Optical                        44,000       367
Organo                                 44,000       295

STEPSTONE FUNDS(R)                                              JANUARY 31, 1997
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND (CONT'D)

                                                 MARKET
                                                  VALUE
                                       SHARES     (000)
                                      -----------------

Ryobi Limited                          78,000  $    270
Sanyo Electric                         90,000       379
Seven Eleven                            7,000       397
Shinmaywa Industries                   48,000       316
Shizuoka Bank                          37,000       342
Sumitomo Bank                          23,000       249
Sumitomo Trust & Banking               34,000       266
Taisei                                 69,000       312
Takara Standard                        43,000       341
Tokio Marine & Fire                    34,000       309
Tokyo Gas                             112,000       283
Tokyo Style                            25,000       305
Tomen                                 120,000       330
Toppan Printing                        31,000       368
Toshiba                                65,000       378
Toyo Ink                               78,000       296
Toyo Tire & Rubber                    100,000       318
Yamato Transportation                  39,000       360
-------------------------------------------------------
                                                 15,571
-------------------------------------------------------
MALAYSIA (4.2%)
AMMB Holdings                          40,000       354
Edaran Otomobil                        20,000       198
Hicom Holdings                         50,000       125
Malayan Banking                        12,000       133
Petronas Gas                           60,000       217
Rothmans of Pall Mall                  20,000       215
Sime Darby                             60,000       223
Telekom Malaysia                       20,000       157
United Engineers                       20,000       179
YTL                                    30,000       159
-------------------------------------------------------
                                                  1,960
-------------------------------------------------------
NETHERLANDS (5.5%)
Aegon                                   5,052       310
Ahold                                   5,306       328
Akzo                                    2,000       281
Elsevier NV                            15,000       231
IHC  Caland                             4,000       235
Phillips Electronics                    5,000       201
Royal Dutch Petroleum                   1,500       263
Unilever                                2,000       332
Wolters Kluwer                          3,000       371
-------------------------------------------------------
                                                  2,552
-------------------------------------------------------
                                                 MARKET
                                                  VALUE
                                       SHARES     (000)
                                      -----------------

PHILIPPINES (1.2%)
Ayala Land                             78,000 $      95
Ayala                                  37,500        43
DMCI Holdings                          60,000        47
JG Summit Holdings                    127,000        39
Manila Electric, Cl B                   9,000        76
Metro Bank & Trust                      3,750       103
Petron                                112,000        51
Philippine Long Distance Telephone      1,000        61
SM Prime Holdings                     185,000        56
-------------------------------------------------------
                                                    571
-------------------------------------------------------
SINGAPORE (6.9%)
Cerebos Pacific                        20,000       148
DBS Land                              150,000       618
Development Bank of Singapore          45,000       624
Keppel                                 30,000       243
Singapore Airlines                     55,000       516
Singapore Tech Industrial             120,000       310
Singapore Telecommunications          100,000       236
United Overseas Bank                   42,000       489
-------------------------------------------------------
                                                  3,184
-------------------------------------------------------
SWEDEN (0.8%)
Astra                                   2,500       119
Ericsson                                5,000       168
Pharmacia                               2,000        74
-------------------------------------------------------
                                                    361
-------------------------------------------------------
SWITZERLAND (6.0%)
ABB AG                                    300       384
Alusuisse Lonza                           250       203
CS Holdings                             3,000       309
Nestle                                    300       326
Novartis AG                               320       367
Roche Holdings                             50       440
SMH PC                                    400       272
Union Bank of Switzerland                 250       208
Zurich Versicherung                       950       268
-------------------------------------------------------
                                                  2,777
-------------------------------------------------------

STEPSTONE FUNDS(R)
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND (CONT'D)

                                                 MARKET
                                                  VALUE
                                       SHARES     (000)
                                      -----------------


THAILAND (0.8%)
Advanced Info Service                   4,700 $      46
Bangkok Bank                            8,700        75
Electric Generating                    26,000        63
PTT Exploration                         5,200        75
Siam Commercial Bank                   20,000       131
-------------------------------------------------------
                                                    390
-------------------------------------------------------
UNITED KINGDOM (13.9%)
Assocociated British Ports             50,000       241
British Airport Authority              21,239       181
BTR                                    75,000       311
Cable & Wireless                       20,959       156
General Accident                       40,000       516
Glaxo Wellcome                         35,000       560
Hardy Oil & Gas                        40,000       202
Hays  PLC                              50,000       451
Marks & Spencer                        60,410       479
National Grid Group                    33,000       110
Prudential                             51,875       448
Reuters Holdings                       25,000       263
Rexam                                  50,000       263
RTZ                                    20,000       292
Shell Transportation & Trading         35,000       603
Southern Electric                      30,000       385
TSB Lloyds Group                       55,000       423
Zeneca Group                           20,000       578
-------------------------------------------------------
                                                  6,462
-------------------------------------------------------
UNITED STATES (1.8%)
Latin America Equity Fund              55,000       853

-------------------------------------------------------
                                                    853
-------------------------------------------------------
     Total Foreign Common Stocks
       (Cost $45,970)                            46,238
-------------------------------------------------------
FOREIGN PREFERRED STOCK (0.2%)
GERMANY (0.2%)
Jungheinrich                              700        77
-------------------------------------------------------
     Total Foreign Preferred Stocks
       (Cost $164)                                   77
-------------------------------------------------------


                                                MARKET
                                                 VALUE
                                                 (000)
                                                -------
     Total Investments (99.9%)
       (Cost $46,134)                           $46,315
-------------------------------------------------------
Other Assets and Liabilities,
   Net (0.1%)                                        58
-------------------------------------------------------
NET ASSETS:
Fund Shares of Institutional Class
   (unlimited authorization -- no par value)
   based on 1,343,530 outstanding
   shares of beneficial interest                 45,914
Distributions in excess of net
   investment income                               (190)
Accumulated net realized gain
   on investments                                   482
Net unrealized depreciation on
   foreign currency contracts and
   translation of other assets and
   liabilities denominated in
   foreign currency                                 (14)
Net unrealized appreciation
   on investments                                   181
-------------------------------------------------------
Total Net Assets: (100.0%)                      $46,373
-------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INSTITUTIONAL CLASS        $34.52
=======================================================
*  NON-INCOME PRODUCING SECURITY.
CL -- CLASS
SER -- SERIES

STATEMENT OF OPERATIONS                      FOR THE YEAR ENDED JANUARY 31, 1997
--------------------------------------------------------------------------------
STEPSTONE FUNDS

                                                                                (IN THOUSANDS)
                                                                  --------------------------------------------------

                                                                    TREASURY                     CALIFORNIA TAX-FREE
                                                                  MONEY MARKET    MONEY MARKET      MONEY MARKET
                                                                      FUND            FUND              FUND
--------------------------------------------------------------------------------------------------------------------
Interest Income                                                     $26,110          $50,071           $4,362
--------------------------------------------------------------------------------------------------------------------
Expenses:
   Administrative Fee                                                   616            1,163              164
   Investment Adviser Fee                                             1,470            2,773              391
   Investment Adviser Fee Waiver                                       (245)              --             (265)
   Custodian/Wire Agent Fee                                              43               75               21
   Professional Fees                                                     79              179               12
   Registration Fees                                                     86              163               27
   Distribution Fee (1)                                               1,263            1,539              364
   Distribution Fee Waiver                                             (474)            (577)             (64)
   Insurance Expenses                                                     7                7                1
   Trustees Fees                                                         15               20                3
   Printing Expenses                                                     37               73               11
   Miscellaneous Expenses                                                69               43                2
   Amortization of Deferred Organizational Costs                         10               --               --
--------------------------------------------------------------------------------------------------------------------
         Total Expenses                                               2,976            5,458              667
         Reduction of Expenses (2)                                      (15)             (15)             (15)
--------------------------------------------------------------------------------------------------------------------
         Total Net Expenses                                           2,961            5,443              652
--------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                             23,149           44,628            3,710
--------------------------------------------------------------------------------------------------------------------
Net Realized Gain on Investments                                          9               85                1
--------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting from Operations                    $23,158          $44,713           $3,711
====================================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

(1) ALL DISTRIBUTION FEES ARE INCURRED IN THE INVESTMENT CLASS
(2) SEE NOTE 3

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS                      FOR THE YEAR ENDED JANUARY 31, 1997
--------------------------------------------------------------------------------
STEPSTONE FUNDS

                                                                                (IN THOUSANDS)
                                                           ----------------------------------------------------------------
                                                                                           CALIFORNIA
                                                                              LIMITED     INTERMEDIATE
                                                           INTERMEDIATE-     MATURITY       TAX-FREE     CONVERTIBLE
                                                             TERM BOND      GOVERNMENT        BOND       SECURITIES
                                                               FUND            FUND           FUND          FUND
---------------------------------------------------------------------------------------------------------------------------
Interest Income                                                $9,390         $2,053          $487        $  647
Dividend Income                                                    --             --            --           190
Less: Foreign Taxes withheld, net of reclaims                      --             --            --            --
---------------------------------------------------------------------------------------------------------------------------
           Total Investment Income                              9,390          2,053           487           837
---------------------------------------------------------------------------------------------------------------------------
Expenses:
   Administrative Fee                                             179             43            13            24
   Investment Adviser Fee                                         711            101            50           116
   Investment Adviser Fee Waiver                                   --             --           (49)           --
   Custodian/Wire Agent Fee                                        27             17            17             7
   Professional Fees                                                8              4             2             3
   Registration Fees                                               19             (1)           (2)            1
   Distribution Fee (1)                                            22              2            19            --
   Distribution Fee Waiver                                        (22)            (2)          (19)           --
   Insurance Fees                                                   1             --            --            --
   Trustees Fees                                                    2              1            --             1
   Printing Fees                                                   14              1             2             1
   Miscellaneous Fees                                               9             19             2             1
   Amortization of Deferred Organizational Costs                   --              2            --            11
---------------------------------------------------------------------------------------------------------------------------
           Total Expenses                                         970            187            35           165
           Reduction of Expenses (2)                              (15)           (15)          (15)           --
---------------------------------------------------------------------------------------------------------------------------
           Total Net Expenses                                     955            172            20           165
---------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                        8,435          1,881           467           672
---------------------------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss) on Investments                        (2,153)           (92)           --           812
---------------------------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss) on Option Contracts                       --             --            --            --
---------------------------------------------------------------------------------------------------------------------------
Net Realized Gain on Foreign Currency Transactions                 --             --            --            --
---------------------------------------------------------------------------------------------------------------------------
Change in Unrealized Appreciation (Depreciation)
   on Investments                                              (3,828)          (487)          (65)        1,680
---------------------------------------------------------------------------------------------------------------------------
Change in Unrealized Appreciation on Foreign Currency              --             --            --            --
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on
   Investments                                                 (5,981)          (579)          (65)        2,492
---------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Resulting from
   Operations                                                  $2,454         $1,302          $402        $3,164
===========================================================================================================================


                                          GOVERNMENT                   GROWTH        VALUE      BLUE CHIP   EMERGING   INTERNATIONAL
                                          SECURITIES     BALANCED      EQUITY      MOMENTUM      GROWTH      GROWTH       EQUITY
                                             FUND          FUND         FUND         FUND         FUND        FUND         FUND
--------------------------------------------------------------------------------------------------------------------------------
Interest Income                             $3,071       $ 7,141      $  643       $  820       $  256       $  430         $ 94
Dividend Income                                 --         4,439       1,961        7,308        1,236          158          855
Less: Foreign Taxes
 withheld, net of reclaims                      --            --          --           --           --           --          (84)
--------------------------------------------------------------------------------------------------------------------------------
           Total Investment Income           3,071        11,580       2,604        8,128        1,492          588          865
--------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Administrative Fee                           61           342         246          336           92           67           60
   Investment Adviser Fee                      243         1,630       1,171        1,599          437          428          462
   Investment Adviser Fee Waiver                --            --          --           --           --           --          (49)
   Custodian/Wire Agent Fee                     13            36          32           36           19            9           62
   Professional Fees                            13            53          32           52           22           15            5
   Registration Fees                             3            29          24           33           13            9            4
   Distribution Fee (1)                         --            34          13           54           --           --           --
   Distribution Fee Waiver                      --           (13)         (5)         (20)          --           --           --
   Insurance Fees                                1             2           2            2            1            1           --
   Trustees Fees                                 1             8           5            5            2            1            1
   Printing Fees                                 4            37          26           29           10            6            5
   Miscellaneous Fees                            8            20          18           23            1            7           14
   Amortization of Deferred
     Organizational Costs                       11            --          --           --           11           11           10
--------------------------------------------------------------------------------------------------------------------------------
           Total Expenses                      358         2,178       1,564        2,149          608          554          574
           Reduction of Expenses (2)            --           (15)        (15)         (15)          --           --           --
--------------------------------------------------------------------------------------------------------------------------------
           Total Net Expenses                  358         2,163       1,549        2,134          608          554          574
--------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                     2,713         9,417       1,055        5,994          884           34          291
--------------------------------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss) on Investments     (1,410)       14,191      15,766        7,874        5,193        5,733        2,351
--------------------------------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss) on
   Option Contracts                             --            87         126           --          256          (43)          --
--------------------------------------------------------------------------------------------------------------------------------
Net Realized Gain on Foreign
   Currency Transactions                        --            --          --           --           --           --          425
--------------------------------------------------------------------------------------------------------------------------------
Change in Unrealized
   Appreciation (Depreciation)
   on Investments                             (974)       18,736      29,170       53,010        8,107        4,357       (4,106)
--------------------------------------------------------------------------------------------------------------------------------
Change in Unrealized Appreciation
   on Foreign Currency                          --            --          --           --           --           --         (103)
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized
   Gain (Loss) on Investments               (2,384)       33,014      45,062       60,884       13,556       10,047       (1,433)
--------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net
   Assets Resulting from Operations         $  329       $42,431     $46,117      $66,878      $14,440      $10,081      $(1,142)
--------------------------------------------------------------------------------------------------------------------------------

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(1) ALL DISTRIBUTION FEES ARE INCURRED IN THE INVESTMENT CLASS.
(2) SEE NOTE 3.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

60 & 61

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
STEPSTONE FUNDS

                                                                                   (IN THOUSANDS)
                                                 ---------------------------------------------------------------------------------
                                                         TREASURY                                            CALIFORNIA TAX-FREE
                                                       MONEY MARKET                  MONEY MARKET               MONEY MARKET
                                                           FUND                          FUND                        FUND
                                                 -------------------------   -------------------------   -------------------------
                                                   02/01/96      02/01/95      02/01/96      02/01/95      02/01/96      02/01/95
                                                 TO 01/31/97   TO 01/31/96   TO 01/31/97   TO 01/31/96   TO 01/31/97   TO 01/31/96
----------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income                         $   23,149    $   16,279      $ 44,628   $   35,778      $  3,710      $  3,776
   Net Realized Gain (Loss) on Investments                9             5            85          (13)            1            --
----------------------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Resulting From Operations  23,158        16,284        44,713       35,765         3,711         3,776
Distributions to Shareholders:
   Net Investment Income:
     Institutional Class                             (8,504)       (8,954)      (26,589)     (26,497)       (1,211)       (1,571)
     Investment Class                               (14,646)       (7,325)      (18,042)      (9,276)       (2,500)       (2,205)
   Capital Gains:
     Institutional Class                                 --            --            --           --            --            --
     Investment Class                                    --            --            --           --            --            --
----------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                          (23,150)      (16,279)      (44,631)     (35,773)       (3,711)       (3,776)
----------------------------------------------------------------------------------------------------------------------------------
Change in Net Assets                                      8             5            82           (8)           --            --
----------------------------------------------------------------------------------------------------------------------------------
Share Transactions (All at $1.00 Per Share):
   Institutional Class:
     Proceeds from Shares Issued                  1,358,161     1,141,639     4,063,181    3,642,987       281,820       307,913
     Reinvestment of Cash Distributions                 155         2,164         6,239       12,994            --           632
     Cost of Shares Redeemed                     (1,369,613)   (1,104,578)   (4,048,975)  (3,689,649)     (288,535)     (317,672)
----------------------------------------------------------------------------------------------------------------------------------
       Total Institutional Share Transactions       (11,297)       39,225        20,445      (33,668)       (6,715)       (9,127)
----------------------------------------------------------------------------------------------------------------------------------
   Investment Class:
     Proceeds from Shares Issued                    791,385       467,443     1,097,689      420,652       237,667       143,423
     Reinvestment of Cash Distributions              13,881         6,283        16,920        8,172         2,396         1,956
     Cost of Shares Redeemed                       (591,176)     (387,009)     (797,687)    (280,481)     (170,553)     (113,696)
                                                   --------      --------      --------      -------      --------      --------
       Total Investment Share Transactions          214,090        86,717       316,922      148,343        69,510        31,683
----------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets From
   Share Transactions                               202,793       125,942       337,367      114,675        62,795        22,556
----------------------------------------------------------------------------------------------------------------------------------
       Total Increase in Net Assets                 202,801       125,947       337,449      114,667        62,795        22,556
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period                              398,006       272,059       762,688      648,021       124,100       101,544
----------------------------------------------------------------------------------------------------------------------------------
   End of Period                                  $ 600,807      $398,006    $1,100,137     $762,688      $186,895      $124,100
==================================================================================================================================


AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
STEPSTONE FUNDS

                                                                                (IN THOUSANDS)
                                                   ----------------------------------------------------------------------------

                                                                                                            CALIFORNIA
                                                        INTERMEDIATE-           LIMITED MATURITY           INTERMEDIATE
                                                          TERM BOND                GOVERNMENT              TAX-FREE BOND
                                                            FUND                      FUND                     FUND
                                                   ------------------------  ------------------------  ------------------------
                                                    02/01/96     02/01/95      02/01/96     02/01/95     02/01/96     02/01/95
                                                   TO 01/31/97  TO 01/31/96  TO 01/31/97  TO 01/31/96  TO 01/31/97  TO 01/31/96
-------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net Investment Income                              $ 8,435     $ 7,738      $ 1,881       $ 2,045       $  467    $   640
  Net Realized Gain (Loss) on Investments             (2,153)      3,766          (92)         (119)          --       (598)
  Change in Unrealized Appreciation (Depreciation) on
    Investments                                       (3,828)      8,187         (487)          905          (65)     2,004
---------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Resulting
   From Operations                                     2,454      19,691        1,302         2,831          402      2,046
---------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
  Net Investment Income:
    Institutional Class                               (8,016)     (7,330)      (1,841)       (2,021)        (235)      (429)
    Investment Class                                    (326)       (383)         (33)          (42)        (217)      (224)
  Capital Gains:
    Institutional Class                                   --          --           --            --           --         --
    Investment Class                                      --          --           --            --           --         --
---------------------------------------------------------------------------------------------------------------------------
       Total Distributions                            (8,342)     (7,713)      (1,874)       (2,063)        (452)      (653)
---------------------------------------------------------------------------------------------------------------------------
Change in Net Assets                                  (5,888)     11,978         (572)          768          (50)     1,393
---------------------------------------------------------------------------------------------------------------------------
Share Transactions:
  Institutional Class:
    Proceeds from Shares Issued                       42,015      42,987        8,544         4,715        5,838      1,685
    Reinvestment of Cash Distributions                 5,582       7,227        1,096         2,005          111         18
    Cost of Shares Redeemed                          (24,514)    (38,490)     (26,750)       (5,203)      (2,702)   (11,244)
                                                    --------    --------     --------      --------     --------   --------
       Total Institutional Share Transactions         23,083      11,724      (17,110)        1,517        3,247     (9,541)
  Investment Class:
    Proceeds from Shares Issued                           22          78        1,000            41        1,852        337
    Reinvestment of Cash Distributions                   326         383           33            42          217        224
    Cost of Shares Redeemed                           (1,278)     (1,297)      (1,135)         (222)        (502)    (1,626)
                                                    --------    --------     --------      --------     --------   --------
       Total Investment Share Transactions              (930)       (836)        (102)         (139)       1,567     (1,065)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets From Share
   Transactions                                       22,153      10,888      (17,212)        1,378        4,814    (10,606)
---------------------------------------------------------------------------------------------------------------------------
       Total Increase (Decrease) in Net Assets        16,265      22,866      (17,784)        2,146        4,764     (9,213)
---------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period                               139,359     116,493       36,146        34,000        8,462     17,675
---------------------------------------------------------------------------------------------------------------------------
   End of Period                                    $155,624    $139,359     $ 18,362       $36,146      $13,226    $ 8,462
Shares Issued and Redeemed:
  Institutional Shares:
    Issued                                             4,141       4,225          894           491          603        178
    Issued in Lieu of Cash Distributions                 550         710          115           209           11          2
    Redeemed                                          (2,410)     (3,773)      (2,804)         (542)        (278)    (1,183)
                                                    --------    --------     --------       -------     --------   --------
       Total Institutional Share Transactions          2,281       1,162       (1,795)          158          336     (1,003)
  Investment Shares:
    Issued                                                 2           7          103             4          190         35
    Issued in Lieu of Cash Distributions                  32          38            4             4           23         24
    Redeemed                                            (125)       (128)        (118)          (23)         (52)      (171)
                                                    --------    --------     --------       -------     --------   --------
       Total Investment Share Transactions               (91)        (83)         (11)          (15)         161       (112)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Share Transactions          2,190       1,079       (1,806)          143          497     (1,115)
===========================================================================================================================
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
63

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
STEPSTONE FUNDS

                                                                             (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------
                                                   CONVERTIBLE SECURITIES   GOVERNMENT SECURITIES         BALANCED
                                                            FUND                    FUND                    FUND
                                                   ---------------------- ------------------------ -----------------------
                                                    02/01/96    02/01/95     02/01/96   02/01/95    02/01/96    02/01/95
                                                   TO 01/31/97 TO 01/31/96 TO 01/31/97 TO 01/31/96 TO 01/31/97 TO 01/31/96
---------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net Investment Income                               $  672     $  532      $ 2,713    $ 2,188     $ 9,417     $ 6,604
  Net Realized Gain (Loss) on Investments                812        (14)      (1,410)     1,661      14,191       6,254
  Net Realized Gain (Loss) on Option Contracts            --          1           --         --          87         104
  Net Realized Gain on Foreign Currency Transactions      --         --           --         --          --          --
  Change in Unrealized Appreciation (Depreciation)
    on Investments                                     1,680      1,682         (974)     1,677      18,736      38,493
  Change in Unrealized Appreciation on
    Foreign Currency                                      --        --            --        --           --          --
---------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                    3,164      2,201          329      5,526      42,431      51,455
---------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
  Net Investment Income:
    Institutional Class                                 (672)      (522)      (2,681)    (2,167)     (9,025)     (6,372)
    Investment Class                                      --         --           --         --        (265)       (235)
  Gains:
    Institutional Class                                 (533)        --           --         --     (11,438)     (5,794)
    Investment Class                                      --         --           --         --        (339)       (213)
---------------------------------------------------------------------------------------------------------------------------
      Total Distributions                             (1,205)      (522)      (2,681)    (2,167)    (21,067)    (12,614)
---------------------------------------------------------------------------------------------------------------------------
Change in Net Assets                                   1,959      1,679       (2,352)     3,359      21,364      38,841
---------------------------------------------------------------------------------------------------------------------------
Share Transactions:
  Institutional Class:
    Proceeds from Shares Issued                        7,145      7,325       17,762     26,500      81,907      66,771
    Reinvestment of Cash Distributions                 1,205        522        2,681      2,167      19,069      12,136
    Cost of Shares Redeemed                           (5,848)    (3,155)     (13,434)   (17,479)    (48,042)    (49,861)
                                                      ------     ------      -------    -------     -------     -------
      Total Institutional Share Transactions           2,502      4,692        7,009     11,188      52,934      29,046
  Investment Class:
    Proceeds from Shares Issued                           --         --           --         --       1,002         495
    Reinvestment of Cash Distributions                    --         --           --         --         604         448
    Cost of Shares Redeemed                               --         --           --         --      (1,840)     (1,092)
                                                      ------     ------      -------    -------     -------     -------
      Total Investment Share Transactions                 --         --           --         --        (234)       (149)
---------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets From Share Transactions     2,502      4,692        7,009     11,188      52,700      28,897
---------------------------------------------------------------------------------------------------------------------------
      Total Increase in Net Assets                     4,461      6,371        4,657     14,547      74,064      67,738
---------------------------------------------------------------------------------------------------------------------------
Assets:
  Beginning of Period                                 16,668     10,297       46,725     32,178     242,300     174,562
---------------------------------------------------------------------------------------------------------------------------
  End of Period                                      $21,129    $16,668      $51,382    $46,725    $316,364    $242,300
Shares Issued and Redeemed:
  Institutional Shares:
    Issued                                               651        728        1,878      2,753       5,687       5,157
    Issued in Lieu of Cash Distributions                 109         53          284        228       1,306         921
    Redeemed                                            (533)      (317)      (1,419)    (1,829)     (3,344)     (3,894)
                                                      ------     ------      -------    -------     -------     -------
    Total Institutional Share Transactions               227        464          743      1,152       3,649       2,184
  Investment Shares:
    Issued                                                --         --           --         --          70          37
    Issued in Lieu of Cash Distributions                  --         --           --         --          41          34
    Redeemed                                              --         --           --         --        (129)        (88)
                                                      ------     ------      -------    -------     -------     -------
      Total Investment Share Transactions                 --         --           --         --         (18)        (17)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Share Transactions            227        464          743      1,152       3,631       2,167
===========================================================================================================================


                                                                             (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------------

                                                          GROWTH EQUITY           VALUE MOMENTUM         BLUE CHIP GROWTH
                                                               FUND                    FUND                    FUND
                                                      ----------------------- ----------------------  -----------------------
                                                        02/01/96   02/01/95    02/01/96    02/01/95     02/01/96   02/01/95
                                                      TO 01/31/97 TO 01/31/96 TO 01/31/97 TO 01/31/96 TO 01/31/97 TO 01/31/96
-----------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net Investment Income                                   $ 1,055    $ 1,107     $ 5,994     $ 4,019      $  884     $  743
  Net Realized Gain (Loss) on Investments                  15,766     11,047       7,874       9,006       5,193      3,514
  Net Realized Gain (Loss) on Option Contracts                126        182          --          --         256       (379)
  Net Realized Gain on Foreign Currency Transactions           --         --          --          --         --          --
  Change in Unrealized Appreciation (Depreciation)
    on Investments                                         29,170     32,685      53,010      52,751       8,107     10,866
  Change in Unrealized Appreciation on
    Foreign Currency                                           --         --          --          --          --         --
-----------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                        46,117     45,021      66,878      65,776      14,440     14,744
-----------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
  Net Investment Income:
    Institutional Class                                    (1,053)    (1,121)     (5,703)     (3,872)       (893)      (762)
    Investment Class                                          (11)       (11)       (274)       (209)         --         --
  Gains:
    Institutional Class                                   (15,384)    (9,394)    (11,218)     (4,808)     (3,340)      (925)
    Investment Class                                         (277)      (102)       (595)       (258)         --         --
-----------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                 (16,725)   (10,628)    (17,790)     (9,147)     (4,233)    (1,687)
-----------------------------------------------------------------------------------------------------------------------------
Change in Net Assets                                       29,392     34,393      49,088      56,629      10,207     13,057
-----------------------------------------------------------------------------------------------------------------------------
Share Transactions:
  Institutional Class:
    Proceeds from Shares Issued                            40,990     33,917     102,484      44,290      21,863     20,422
    Reinvestment of Cash Distributions                      9,445     10,453      10,755       8,517       4,233      1,687
    Cost of Shares Redeemed                               (51,306)   (36,487)    (64,457)    (34,471)    (19,031)   (10,075)
                                                          -------    -------     -------     -------     -------    -------
      Total Institutional Share Transactions                 (871)     7,883      48,782      18,336       7,065     12,034
  Investment Class:
    Proceeds from Shares Issued                             1,335        683       2,798         870          --         --
    Reinvestment of Cash Distributions                        188        113         869         467          --         --
    Cost of Shares Redeemed                                  (535)      (227)     (1,958)     (2,351)         --         --
                                                          -------    -------     -------     -------     -------    -------
      Total Investment Share Transactions                     988        569       1,709      (1,014)         --         --
-----------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets From Share Transactions            117      8,452      50,491      17,322       7,065     12,034
-----------------------------------------------------------------------------------------------------------------------------
      Total Increase in Net Assets                         29,509     42,845      99,579      73,951      17,272     25,091
-----------------------------------------------------------------------------------------------------------------------------
Assets:
  Beginning of Period                                     180,935    138,090     233,866     159,915      63,410     38,319
-----------------------------------------------------------------------------------------------------------------------------
  End of Period                                          $210,444   $180,935    $333,445    $233,866     $80,682    $63,410
Shares Issued and Redeemed:
  Institutional Shares:
    Issued                                                  2,123      2,017       5,141       2,744       1,649      1,769
    Issued in Lieu of Cash Distributions                      482        617         536         515         310        145
    Redeemed                                               (2,662)    (2,167)     (3,263)     (2,161)     (1,416)      (917)
                                                          -------    -------     -------     -------     -------    -------
    Total Institutional Share Transactions                    (57)       467       2,414       1,098         543        997
  Investment Shares:
    Issued                                                     72         39         141          53          --         --
    Issued in Lieu of Cash Distributions                       10          7          43          28          --         --
    Redeemed                                                  (27)       (13)        (98)       (157)         --         --
                                                          -------    -------     -------     -------     -------    -------
      Total Investment Share Transactions                      55         33          86         (76)         --         --
-----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Share Transactions                  (2)       500       2,500       1,022         543        997
=============================================================================================================================


                                                                   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------

                                                       EMERGING GROWTH       INTERNATIONAL EQUITY
                                                            FUND                     FUND
                                                    ----------------------- -----------------------
                                                     02/01/96    02/01/95     02/01/96  02/01/95(1)
                                                    TO 01/31/97 TO 01/31/96 TO 01/31/97 TO 01/31/96
-------------------------------------------------------------------------------------------------
Investment Activities:
  Net Investment Income                                $   34      $  70       $  291     $  519
  Net Realized Gain (Loss) on Investments               5,733      1,020        2,351        167
  Net Realized Gain (Loss) on Option Contracts            (43)      (107)          --         --
  Net Realized Gain on Foreign Currency Transactions       --         --          425        179
  Change in Unrealized Appreciation (Depreciation)
    on Investments                                      4,357      7,122       (4,106)     4,287
  Change in Unrealized Appreciation on
    Foreign Currency                                       --         --         (103)        89
-------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                    10,081      8,105       (1,142)     5,241
-------------------------------------------------------------------------------------------------
Distributions to Shareholders:
  Net Investment Income:
    Institutional Class                                   (41)       (88)      (1,087)      (517)
    Investment Class                                       --         --           --         --
  Gains:
    Institutional Class                                (4,336)      (867)      (1,914)      (122)
    Investment Class                                       --         --           --         --
-------------------------------------------------------------------------------------------------
      Total Distributions                              (4,377)      (955)      (3,001)      (639)
-------------------------------------------------------------------------------------------------
Change in Net Assets                                    5,704      7,150       (4,143)     4,602
-------------------------------------------------------------------------------------------------
Share Transactions:
  Institutional Class:
    Proceeds from Shares Issued                        28,704     17,160       10,986     44,605
    Reinvestment of Cash Distributions                  4,375        955          909        639
    Cost of Shares Redeemed                           (23,397)    (7,423)      (5,567)    (5,658)
                                                      -------     ------       ------     ------
      Total Institutional Share Transactions            9,682     10,692        6,328     39,586
  Investment Class:
    Proceeds from Shares Issued                            --         --           --         --
    Reinvestment of Cash Distributions                     --         --           --         --
    Cost of Shares Redeemed                                --         --           --         --
                                                      -------     ------       ------     ------
      Total Investment Share Transactions                  --         --           --         --
-------------------------------------------------------------------------------------------------
Net Increase in Net Assets From Share Transactions      9,682     10,692        6,328     39,586
-------------------------------------------------------------------------------------------------
      Total Increase in Net Assets                     15,386     17,842        2,185     44,188
-------------------------------------------------------------------------------------------------
Assets:
  Beginning of Period                                  41,770     23,928       44,188         --
-------------------------------------------------------------------------------------------------
  End of Period                                       $57,156    $41,770      $46,373    $44,188
Shares Issued and Redeemed:
  Institutional Shares:
    Issued                                              2,159      1,579          288      1,320
    Issued in Lieu of Cash Distributions                  334         84           25         18
    Redeemed                                           (1,758)      (704)        (149)      (159)
                                                      -------     ------       ------     ------
    Total Institutional Share Transactions                735        959          164      1,179
  Investment Shares:
    Issued                                                 --         --           --         --
    Issued in Lieu of Cash Distributions                   --         --           --         --
    Redeemed                                               --         --           --         --
                                                      -------     ------       ------     ------
      Total Investment Share Transactions                  --         --           --         --
-------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Share Transactions             735        959          164      1,179
=================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

(1) COMMENCED OPERATIONS ON FEBRUARY 1, 1995.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
64 & 65

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STEPSTONE FUNDS

For a Share Outstanding Throughout the Period or Year

                        INVESTMENT ACTIVITIES      DISTRIBUTIONS                                                          RATIO
             NET     ------------------------- -------------------                 NET              NET                 OF EXPENSES
            ASSET                NET REALIZED                                     ASSET            ASSETS,    RATIO     TO AVERAGE
            VALUE,       NET    AND UNREALIZED    NET              CONTRIBUTION   VALUE,            END     OF EXPENSES NET ASSETS
          BEGINNING  INVESTMENT  GAIN (LOSS)   INVESTMENT  CAPITAL      OF         END     TOTAL  OF PERIOD TO AVERAGE  EXCLUDING
          OF PERIOD    INCOME   ON INVESTMENTS   INCOME     GAINS     CAPITAL   OF PERIOD  RETURN   (000)   NET ASSETS  FEE WAIVERS
------------------------------------------------------------------------------------------------------------------------------------
--------------------------
TREASURY MONEY MARKET FUND
--------------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1997      1.00       0.049         --        (0.049)       --         --        1.00    4.99%   170,992     0.44%      0.50%
  1996      1.00       0.054         --        (0.054)       --         --        1.00    5.52%   182,286     0.45%      0.50%
  1995      1.00       0.039         --        (0.039)       --         --        1.00    3.97%   143,035     0.44%      0.51%
  1994      1.00       0.027         --        (0.027)       --         --        1.00    2.75%   170,879     0.45%      0.55%
  1993 (1)  1.00       0.005         --        (0.005)       --         --        1.00    2.90%*  125,673     0.45%*     0.55%*
  INVESTMENT CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1997      1.00       0.046         --        (0.046)       --         --        1.00    4.73%   429,815     0.69%      0.90%
  1996      1.00       0.051         --        (0.051)       --         --        1.00    5.26%   215,720     0.70%      0.90%
  1995      1.00       0.036         --        (0.036)       --         --        1.00    3.71%   129,024     0.69%      0.90%
  1994 (2)  1.00       0.022         --        (0.022)       --         --        1.00    2.51%*   29,188     0.71%*     0.96%*
-----------------
MONEY MARKET FUND
-----------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1997      1.00       0.049          --       (0.049)       --         --        1.00    5.03%   523,571     0.49%      0.49%
  1996      1.00       0.054          --       (0.054)       --         --        1.00    5.57%   503,080     0.50%      0.50%
  1995      1.00       0.039      (0.001)      (0.039)       --        0.001      1.00    3.99%   536,754     0.50%      0.50%
  1994      1.00       0.029          --       (0.029)       --         --        1.00    2.99%   498,795     0.49%      0.49%
  1993      1.00       0.035          --       (0.035)       --         --        1.00    3.61%   521,664     0.46%      0.46%
  1992 (3)  1.00       0.057          --       (0.057)       --         --        1.00    5.86%   240,341     0.48%      0.51%
  INVESTMENT CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1997      1.00       0.047          --       (0.047)       --         --        1.00    4.78%   576,566     0.73%      0.88%
  1996      1.00       0.052          --       (0.052)       --         --        1.00    5.31%   259,608     0.75%      0.90%
  1995      1.00       0.037          --       (0.037)       --         --        1.00    3.78%   111,267     0.70%      0.90%
  1994      1.00       0.027          --       (0.027)       --         --        1.00    2.77%    86,291     0.70%      0.89%
  1993      1.00       0.033          --       (0.033)       --         --        1.00    3.36%    79,253     0.69%      0.86%
  1992 (4)  1.00       0.036          --       (0.036)       --         --        1.00    4.74%   144,086     0.67%*     0.70%*

                                RATIO OF
                             NET INVESTMENT
                 RATIO OF      INCOME TO
              NET INVESTMENT    AVERAGE
                  INCOME       NET ASSETS
                TO AVERAGE     EXCLUDING
                NET ASSETS    FEE WAIVERS
--------------------------------------------
--------------------------
TREASURY MONEY MARKET FUND
--------------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1997            4.88%          4.82%
  1996            5.37%          5.32%
  1995            3.85%          3.78%
  1994            2.72%          2.62%
  1993 (1)        2.81%*         2.71%*
  INVESTMENT CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1997            4.64%          4.43%
  1996            5.10%          4.90%
  1995            4.04%          3.83%
  1994 (2)        2.45%*         2.20%*
-----------------
MONEY MARKET FUND
-----------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1997            4.93%          4.93%
  1996            5.43%          5.43%
  1995            3.93%          3.93%
  1994            2.93%          2.93%
  1993            3.47%          3.47%
  1992 (3)        5.68%          5.65%
  INVESTMENT CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1997             4.69%          4.54%
  1996             5.16%          5.01%
  1995             3.79%          3.59%
  1994             2.71%          2.52%
  1993             3.41%          3.24%
  1992 (4)         4.95%*         4.92%*

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
*   ANNUALIZED.
(1) COMMENCED OPERATIONS ON DECEMBER 1, 1992.
(2) COMMENCED OPERATIONS ON MARCH 5, 1993.
(3) COMMENCED OPERATIONS ON FEBRUARY 1, 1991.
(4) COMMENCED OPERATIONS ON MAY 28, 1991.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                        INVESTMENT ACTIVITIES      DISTRIBUTIONS                                               RATIO
             NET     ------------------------- -------------------     NET              NET                 OF EXPENSES
            ASSET                NET REALIZED                         ASSET            ASSETS,    RATIO     TO AVERAGE
            VALUE,       NET    AND UNREALIZED    NET                 VALUE,            END     OF EXPENSES NET ASSETS
          BEGINNING  INVESTMENT  GAIN (LOSS)   INVESTMENT  CAPITAL     END     TOTAL  OF PERIOD TO AVERAGE  EXCLUDING
          OF PERIOD    INCOME   ON INVESTMENTS   INCOME     GAINS   OF PERIOD  RETURN   (000)   NET ASSETS  FEE WAIVERS
------------------------------------------------------------------------------------------------------------------------
-------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND
-------------------------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1997       1.00     0.031          --        (0.031)       --       1.00      3.12%   36,207    0.27%       0.49%
  1996       1.00     0.034          --        (0.034)       --       1.00      3.48%   42,923    0.28%       0.49%
  1995       1.00     0.026          --        (0.026)       --       1.00      2.67%   52,050    0.29%       0.50%
  1994       1.00     0.021          --        (0.021)       --       1.00      2.13%   52,982    0.30%       0.54%
  1993       1.00     0.025          --        (0.025)       --       1.00      2.61%   45,521    0.30%       0.54%
  1992 (5)   1.00     0.025          --        (0.025)       --       1.00      3.75%*  30,567    0.30%*      0.57%*
  INVESTMENT CLASS(**)
  FOR THE YEARS ENDED JANUARY 31,:
  1997       1.00     0.027          --        (0.027)       --       1.00      2.78%  150,688    0.60%       0.88%
  1996       1.00     0.031          --        (0.031)       --       1.00      3.14%   81,177    0.61%       0.88%
  1995       1.00     0.023          --        (0.023)       --       1.00      2.33%   49,494    0.62%       0.90%
  1994       1.00     0.018          --        (0.018)       --       1.00      1.80%   52,220    0.63%       0.94%
  1993       1.00     0.022          --        (0.022)       --       1.00      2.27%    8,542    0.63%       0.94%
  1992 (6)   1.00     0.021          --        (0.021)       --       1.00      3.24%*   8,246    0.61%*      0.88%*
---------------------------
INTERMEDIATE-TERM BOND FUND
---------------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1997      10.62     0.599       (0.460)      (0.595)       --      10.16      1.43%  150,411    0.67%       0.68%
  1996       9.67     0.609        0.951       (0.609)       --      10.62     16.58%  132,942    0.68%       0.68%
  1995      10.72     0.589       (1.034)      (0.590)     (0.015)    9.67     (4.11%) 109,848    0.71%       0.71%
  1994      10.57     0.598        0.352       (0.595)     (0.205)   10.72      9.22%  130,308    0.69%       0.69%
  1993      10.49     0.650        0.409       (0.636)     (0.343)   10.57     10.47%  112,806    0.67%       0.67%
  1992 (3)  10.00     0.750        0.603       (0.745)     (0.118)   10.49     14.05%   76,779    0.72%       0.75%
  INVESTMENT CLASS (**)
  FOR THE YEARS ENDED JANUARY 31,:
  1997      10.61     0.602       (0.462)      (0.595)       --      10.16      1.54%    5,213    0.67%       1.08%
  1996       9.67     0.609        0.940       (0.609)       --      10.61     16.48%    6,417    0.68%       1.09%
  1995      10.72     0.589       (1.034)      (0.590)     (0.015)    9.67     (4.11%)   6,645    0.71%       1.11%
  1994      10.57     0.615        0.335       (0.595)     (0.205)   10.72      9.23%    9,308    0.69%       1.09%
  1993 (11) 10.49     0.609        0.450       (0.636)     (0.343)   10.57     10.59%*   2,897    0.65%*      1.05%*


                              RATIO OF
                           NET INVESTMENT
               RATIO OF       INCOME TO
            NET INVESTMENT    AVERAGE
                INCOME       NET ASSETS    PORTFOLIO
              TO AVERAGE     EXCLUDING     TURNOVER
              NET ASSETS     FEE WAIVERS     RATE
-----------------------------------------------------
-------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND
-------------------------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1997          3.08%         2.86%            --
  1996          3.43%         3.22%            --
  1995          2.66%         2.45%            --
  1994          2.09%         1.85%            --
  1993          2.53%         2.29%            --
  1992 (5)      3.82%*        3.55%*           --
  INVESTMENT CLASS(**)
  FOR THE YEARS ENDED JANUARY 31,:
  1997          2.75%         2.47%            --
  1996          3.09%         2.82%            --
  1995          2.33%         2.05%            --
  1994          1.76%         1.45%            --
  1993          2.21%         1.90%            --
  1992 (6)      3.44%*        3.17%*           --
---------------------------
INTERMEDIATE-TERM BOND FUND
---------------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1997          5.93%         5.92%           106%
  1996          5.97%         5.97%           147%
  1995          5.89%         5.89%            95%
  1994          5.56%         5.56%            72%
  1993          6.16%         6.16%            88%
  1992 (3)      7.37%         7.34%           126%
  INVESTMENT CLASS (**)
  FOR THE YEARS ENDED JANUARY 31,:
  1997          5.91%         5.50%           106%
  1996          5.99%         5.58%           147%
  1995          5.87%         5.47%            95%
  1994          5.51%         5.11%            72%
  1993 (11)     6.01%*        5.61%*           88%

AMOUNTS DESIGNATED AS "--"     ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
 *   ANNUALIZED.
**   TOTAL RETURN DOES NOT REFLECT THE SALES CHARGE.
(3)  COMMENCED OPERATIONS ON FEBRUARY 1, 1991.
(5)  COMMENCED OPERATIONS ON JUNE 10, 1991.
(6)  COMMENCED OPERATIONS ON JUNE 25, 1991.
(11) COMMENCED OPERATIONS ON FEBRUARY 3, 1992.

67

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STEPSTONE FUNDS
For a Share Outstanding Throughout the Period or Year

                        INVESTMENT ACTIVITIES      DISTRIBUTIONS                                               RATIO
             NET     ------------------------- -------------------     NET              NET                 OF EXPENSES
            ASSET                NET REALIZED                         ASSET            ASSETS,    RATIO     TO AVERAGE
            VALUE,       NET    AND UNREALIZED    NET                 VALUE,            END     OF EXPENSES NET ASSETS
          BEGINNING  INVESTMENT  GAIN (LOSS)   INVESTMENT  CAPITAL     END     TOTAL  OF PERIOD TO AVERAGE  EXCLUDING
          OF PERIOD    INCOME   ON INVESTMENTS   INCOME     GAINS   OF PERIOD  RETURN   (000)   NET ASSETS  FEE WAIVERS
------------------------------------------------------------------------------------------------------------------------
--------------------------------
LIMITED MATURITY GOVERNMENT FUND
--------------------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1997        9.70     0.532       (0.140)      (0.531)       --       9.56     4.20%  17,849     0.51%       0.56%
  1996        9.49     0.556        0.216       (0.561)       --       9.70     8.34%  35,518     0.53%       0.53%
  1995       10.00     0.441       (0.517)      (0.434)       --       9.49    (0.73%) 33,249     0.55%       0.55%
  1994 (12)  10.00     0.253        0.004       (0.257)       --      10.00     3.56%* 33,982     0.58%*      0.58%*
  INVESTMENT CLASS (**)
  FOR THE YEARS ENDED JANUARY 31,:
  1997        9.71     0.543       (0.151)      (0.531)       --       9.57     4.19%     513     0.51%       0.96%
  1996        9.50     0.562        0.208       (0.561)       --       9.71     8.33%     628     0.53%       0.93%
  1995       10.01     0.454       (0.530)      (0.434)       --       9.50    (0.73%)    751     0.51%       0.91%
  1994 (13)   9.98     0.163        0.018       (0.151)       --      10.01     4.04%*  3,148     0.75%*      1.15%*
------------------------------------------
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1997        9.85     0.430       (0.078)      (0.442)       --       9.76     3.72%   7,435     0.20%       0.85%
  1996        8.95     0.518        0.873       (0.487)       --       9.85    15.83%   4,196     0.24%       0.71%
  1995       10.04     0.460       (1.098)      (0.452)       --       8.95    (6.33%) 12,793     0.50%       0.72%
  1994 (14)  10.00     0.117        0.028       (0.105)       --      10.04     5.01%* 22,197     0.50%*      0.73%*
  INVESTMENT CLASS (**)
  FOR THE YEARS ENDED JANUARY 31,:
  1997        9.84     0.458       (0.112)      (0.442)       --       9.74     3.62%   5,791     0.20%       1.25%
  1996        8.94     0.470        0.918       (0.487)       --       9.84    15.84%   4,266     0.23%       1.12%
  1995       10.03     0.439       (1.077)      (0.452)       --       8.94    (6.33%)  4,882     0.50%       1.12%
  1994 (14)  10.00     0.115        0.020       (0.105)       --      10.03     4.67%*  2,830     0.50%*      1.13%*

                                RATIO OF
                             NET INVESTMENT
                  RATIO OF      INCOME TO
               NET INVESTMENT    AVERAGE
                   INCOME       NET ASSETS    PORTFOLIO
                 TO AVERAGE     EXCLUDING     TURNOVER
                 NET ASSETS     FEE WAIVERS     RATE
-------------------------------------------------------
--------------------------------
LIMITED MATURITY GOVERNMENT FUND
--------------------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1997              5.59%           5.54%         80%
  1996              5.80%           5.80%        186%
  1995              4.54%           4.54%        166%
  1994 (12)         3.49%*          3.49%*        77%
  INVESTMENT CLASS (**)
  FOR THE YEARS ENDED JANUARY 31,:
  1997              5.59%           5.14%         80%
  1996              5.80%           5.40%        186%
  1995              4.36%           3.96%        166%
  1994 (13)         3.41%*          3.01%*        77%
------------------------------------------
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1997              4.69%           4.04%          6%
  1996              4.97%           4.50%         30%
  1995              4.84%           4.62%         22%
  1994 (14)         4.31%*          4.08%         19%
  INVESTMENT CLASS (**)
  FOR THE YEARS ENDED JANUARY 31,:
  1997              4.69%           3.64%          6%
  1996              4.93%           4.04%         30%
  1995              4.92%           4.30%         22%
  1994 (14)         4.26%*          3.63%*        19%

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
 *   ANNUALIZED.
**   TOTAL RETURN DOES NOT REFLECT THE SALES CHARGE.
(12) COMMENCED OPERATIONS ON MAY 7, 1993.
(13) COMMENCED OPERATIONS ON AUGUST 18, 1993.
(14) COMMENCED OPERATIONS ON OCTOBER 15, 1993.

68

                        INVESTMENT ACTIVITIES      DISTRIBUTIONS                                               RATIO
             NET     ------------------------- -------------------     NET              NET                 OF EXPENSES
            ASSET                NET REALIZED                         ASSET            ASSETS,    RATIO     TO AVERAGE
            VALUE,       NET    AND UNREALIZED    NET                 VALUE,            END     OF EXPENSES NET ASSETS
          BEGINNING  INVESTMENT  GAIN (LOSS)   INVESTMENT  CAPITAL     END     TOTAL  OF PERIOD TO AVERAGE  EXCLUDING
          OF PERIOD    INCOME   ON INVESTMENTS   INCOME     GAINS   OF PERIOD  RETURN   (000)   NET ASSETS  FEE WAIVERS
------------------------------------------------------------------------------------------------------------------------
---------------------------
CONVERTIBLE SECURITIES FUND
---------------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1997      10.43      0.376        1.423        (0.378)   (0.270)    11.58     17.72%  21,129     0.85%       0.85%
  1996       9.08      0.407        1.350        (0.404)       --     10.43     19.67%  16,668     0.85%       0.85%
  1995 (9)  10.00      0.354       (0.930)       (0.343)       --      9.08     (5.83%) 10,297     0.85%       0.85%
--------------------------
GOVERNMENT SECURITIES FUND
--------------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1997       9.94      0.524       (0.505)       (0.520)       --      9.44      0.34%  51,382     0.74%       0.74%
  1996       9.07      0.556        0.870        (0.556)       --      9.94     16.16%  46,725     0.75%       0.75%
  1995 (9)  10.00      0.491       (0.950)       (0.475)       --      9.07     (4.49%) 32,178     0.75%       0.75%
-------------
BALANCED FUND
-------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1997      13.92      0.422        1.699        (0.409)   (0.595)    15.04     16.30% 307,531     0.79%       0.79%
  1996      11.45      0.415        2.831        (0.417)   (0.362)    13.92     28.93% 233,878     0.80%       0.80%
  1995      12.21      0.390       (0.756)       (0.391)   (0.003)    11.45     (2.95%)167,434     0.80%       0.80%
  1994      11.50      0.394        0.928        (0.391)   (0.221)    12.21     11.79% 152,189     0.69%       0.79%
  1993      11.15      0.413        0.543        (0.408)   (0.198)    11.50      8.86% 100,474     0.69%       0.79%
  1992 (3)  10.00      0.471        1.250        (0.465)   (0.106)    11.15     17.69%  67,098     0.78%       0.91%
  INVESTMENT CLASS (**)
  FOR THE YEARS ENDED JANUARY 31,:
  1997      13.91      0.464        1.706        (0.455)   (0.595)    15.03     16.04%   8,833     1.04%       1.19%
  1996      11.45      0.406        2.825        (0.406)   (0.362)    13.91     28.73%   8,422     0.89%       1.20%
  1995      12.21      0.393       (0.758)       (0.392)   (0.003)    11.45     (2.95%)  7,128     0.79%       1.19%
  1994      11.50      0.397        0.925        (0.391)   (0.221)    12.21     11.79%   7,292     0.69%       1.19%
  1993 (10) 11.30      0.092        0.404        (0.098)   (0.198)    11.50      4.45%*    425     0.60%*      1.10%*

                         NET INVESTMENT
             RATIO OF       INCOME TO
          NET INVESTMENT    AVERAGE
              INCOME       NET ASSETS    PORTFOLIO    AVERAGE
            TO AVERAGE     EXCLUDING     TURNOVER    COMMISSION
            NET ASSETS     FEE WAIVERS     RATE        RATE(A)
---------------------------------------------------------------
---------------------------
CONVERTIBLE SECURITIES FUND
---------------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1997      3.47%          3.47%           89%      0.0640
  1996      4.14%          4.14%           46%        n/a
  1995 (9)  3.87%          3.87%           36%        n/a
--------------------------
GOVERNMENT SECURITIES FUND
--------------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1997      5.59%          5.59%          186%        n/a
  1996      5.89%          5.89%          239%        n/a
  1995 (9)  5.46%          5.46%          184%        n/a
-------------
BALANCED FUND
-------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1997      3.48%          3.48%           27%      0.0604
  1996      3.20%          3.20%           26%        n/a
  1995      3.41%          3.41%           48%        n/a
  1994      3.35%          3.25%           49%        n/a
  1993      3.72%          3.62%           68%        n/a
  1992 (3)  4.44%          4.31%           56%        n/a
  INVESTMENT CLASS (**)
  FOR THE YEARS ENDED JANUARY 31,:
  1997      3.22%          3.07%           27%      0.0604
  1996      3.12%          2.81%           26%        n/a
  1995      3.41%          3.01%           48%        n/a
  1994      3.26%          2.76%           49%        n/a
  1993 (10) 3.20%*         2.70%*          68%        n/a

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(A) AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE IS ONLY REQUIRED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.
 *   ANNUALIZED.
**   TOTAL RETURN DOES NOT REFLECT THE SALES CHARGE.
(3)  COMMENCED OPERATIONS ON FEBRUARY 1, 1991.
(9)  COMMENCED OPERATIONS ON FEBRUARY 1, 1994.
(10) COMMENCED OPERATIONS ON NOVEMBER 13, 1992.

69

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STEPSTONE FUNDS

For a Share Outstanding Throughout the Period or Year

                        INVESTMENT ACTIVITIES      DISTRIBUTIONS                                               RATIO
             NET     ------------------------- -------------------     NET              NET                 OF EXPENSES
            ASSET                NET REALIZED                         ASSET            ASSETS,    RATIO     TO AVERAGE
            VALUE,       NET    AND UNREALIZED    NET                 VALUE,            END     OF EXPENSES NET ASSETS
          BEGINNING  INVESTMENT  GAIN (LOSS)   INVESTMENT  CAPITAL     END     TOTAL  OF PERIOD TO AVERAGE  EXCLUDING
          OF PERIOD    INCOME   ON INVESTMENTS   INCOME     GAINS   OF PERIOD  RETURN   (000)   NET ASSETS  FEE WAIVERS
-----------------------------------------------------------------------------------------------------------------------
------------------
GROWTH EQUITY FUND
------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1997      17.62       0.105        4.437      (0.106)    (1.561)    20.50    26.31%  206,595    0.79%        0.80%
  1996      14.13       0.115        4.483      (0.118)    (0.993)    17.62    32.93%  178,590    0.80%        0.80%
  1995      15.16       0.097       (0.854)     (0.092)    (0.181)    14.13    (4.98%) 136,668    0.78%        0.78%
  1994      13.79       0.066        1.370      (0.066)        --     15.16    10.48%  142,661    0.77%        0.79%
  1993      12.69       0.091        1.101      (0.092)        --     13.79     9.48%  122,529    0.68%        0.78%
  1992 (3)  10.00       0.103        2.703      (0.102)    (0.014)    12.69    28.28%   93,260    0.72%        0.85%
  INVESTMENT CLASS (**)
  FOR THE YEARS ENDED JANUARY 31,:
  1997      17.61       0.051        4.443      (0.065)    (1.561)    20.48    26.00%    3,849    1.04%        1.20%
  1996      14.13       0.101        4.480      (0.109)    (0.993)    17.61    32.79%    2,345    0.89%        1.19%
  1995      15.19       0.097       (0.884)     (0.092)    (0.181)    14.13    (5.17%)   1,422    0.78%        1.17%
  1994      13.80       0.064        1.392      (0.066)        --     15.19    10.61%    1,243    0.77%        1.18%
  1993      12.69       0.099        1.103      (0.092)        --     13.80     9.56%       43    0.67%        1.17%
  1992 (7)  11.76       0.019        0.948      (0.023)    (0.014)    12.69    39.11%*      13    0.83%*       0.96%*
-------------------
VALUE MOMENTUM FUND
-------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1997      18.05       0.436        4.371      (0.438)    (0.848)    21.57    27.33%  317,482    0.79%        0.79%
  1996      13.40       0.331        5.063      (0.337)    (0.408)    18.05    40.88%  222,065    0.80%        0.80%
  1995      14.27       0.318       (0.817)     (0.317)    (0.054)    13.40    (3.48%) 150,138    0.81%        0.81%
  1994      12.76       0.292        1.538      (0.290)    (0.030)    14.27    14.56%  140,609    0.77%        0.79%
  1993      11.68       0.310        1.103      (0.311)    (0.022)    12.76    12.33%   92,636    0.68%        0.78%
  1992 (3)  10.00       0.312        1.694      (0.302)    (0.024)    11.68    20.27%   51,682    0.78%        0.91%
  INVESTMENT CLASS (**)
  FOR THE YEARS ENDED JANUARY 31,:
  1997      18.05       0.389        4.368      (0.393)    (0.848)    21.57    27.04%   15,963    1.04%        1.19%
  1996      13.40       0.320        5.060      (0.323)    (0.408)    18.05    40.77%   11,801    0.89%        1.20%
  1995      14.27       0.321       (0.820)     (0.317)    (0.054)    13.40    (3.48%)   9,777    0.81%        1.21%
  1994      12.75       0.297        1.543      (0.290)    (0.030)    14.27    14.65%    9,346    0.77%        1.20%
  1993 (8)  11.52       0.246        1.257      (0.251)    (0.022)    12.75    15.97%*   3,162    0.65%*       1.15%*


                         NET INVESTMENT
             RATIO OF       INCOME TO
          NET INVESTMENT    AVERAGE
              INCOME       NET ASSETS    PORTFOLIO    AVERAGE
            TO AVERAGE     EXCLUDING     TURNOVER    COMMISSION
            NET ASSETS     FEE WAIVERS     RATE        RATE(A)
---------------------------------------------------------------
------------------
GROWTH EQUITY FUND
------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1997         0.55%          0.54%         21%        0.0618
  1996         0.68%          0.68%         24%          n/a
  1995         0.69%          0.69%         22%          n/a
  1994         0.48%          0.46%         45%          n/a
  1993         0.74%          0.64%         23%          n/a
  1992 (3)     0.90%          0.77%         26%          n/a
  INVESTMENT CLASS (**)
  FOR THE YEARS ENDED JANUARY 31,:
  1997         0.29%          0.13%         21%        0.0618
  1996         0.60%          0.30%         24%          n/a
  1995         0.69%          0.30%         22%          n/a
  1994         0.48%          0.07%         45%          n/a
  1993         0.69%          0.19%         23%          n/a
  1992 (7)     0.79%*         0.66%*        26%          n/a
-------------------
VALUE MOMENTUM FUND
-------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1997         2.26%          2.26%          9%        0.0590
  1996         2.07%          2.07%         20%          n/a
  1995         2.36%          2.36%          6%          n/a
  1994         2.19%          2.17%          5%          n/a
  1993         2.59%          2.49%          3%          n/a
  1992 (3)     2.88%          2.75%          5%          n/a
  INVESTMENT CLASS (**)
  FOR THE YEARS ENDED JANUARY 31,:
  1997         2.01%          1.86%          9%        0.0590
  1996         2.00%          1.69%         20%          n/a
  1995         2.37%          1.97%          6%          n/a
  1994         2.12%          1.69%          5%          n/a
  1993 (8)     2.53%*         2.03%*         3%          n/a


AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(A) AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE IS ONLY REQUIRED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.
 *  ANNUALIZED.
**  TOTAL RETURN DOES NOT REFLECT THE SALES CHARGE.
(3) COMMENCED OPERATIONS ON FEBRUARY 1, 1991.
(7) COMMENCED OPERATIONS ON NOVEMBER 14, 1991.
(8) COMMENCED OPERATIONS ON APRIL 2, 1992.

 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                        INVESTMENT ACTIVITIES      DISTRIBUTIONS                                               RATIO
             NET     ------------------------- -------------------     NET              NET                 OF EXPENSES
            ASSET                NET REALIZED                         ASSET            ASSETS,    RATIO     TO AVERAGE
            VALUE,       NET    AND UNREALIZED    NET                 VALUE,            END     OF EXPENSES NET ASSETS
          BEGINNING  INVESTMENT  GAIN (LOSS)   INVESTMENT  CAPITAL     END     TOTAL  OF PERIOD TO AVERAGE  EXCLUDING
          OF PERIOD    INCOME   ON INVESTMENTS   INCOME     GAINS   OF PERIOD  RETURN   (000)   NET ASSETS  FEE WAIVERS
------------------------------------------------------------------------------------------------------------------------
---------------------
BLUE CHIP GROWTH FUND
---------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1997      12.63       0.160       2.449       (0.162)    (0.574)    14.50    21.11%  80,682      0.84%        0.84%
  1996       9.53       0.174       3.311       (0.180)    (0.203)    12.63    36.95%  63,410      0.83%        0.83%
  1995 (9)  10.00       0.167      (0.479)      (0.158)        --      9.53    (3.10%) 39,319      0.85%        0.85%
---------------------
EMERGING GROWTH FUND
---------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1997      11.94       0.008       2.556       (0.009)    (0.991)    13.50    21.79%  57,156      1.04%        1.04%
  1996       9.42       0.026       2.807       (0.033)    (0.277)    11.94    30.24%  41,770      1.05%        1.05%
  1995 (9)  10.00       0.086      (0.535)      (0.080)    (0.051)     9.42    (4.48%) 23,928      1.05%        1.05%
--------------------------
INTERNATIONAL EQUITY FUND
--------------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1997      37.49       0.220      (0.965)      (0.812)    (1.416)    34.52    (2.14%) 46,373      1.18%        1.28%
  1996 (15) 33.51       0.447       4.084       (0.446)    (0.105)    37.49    13.56%  44,188      1.16%        1.36%

                          NET INVESTMENT
              RATIO OF       INCOME TO
           NET INVESTMENT    AVERAGE
               INCOME       NET ASSETS    PORTFOLIO    AVERAGE
             TO AVERAGE     EXCLUDING     TURNOVER    COMMISSION
             NET ASSETS     FEE WAIVERS     RATE        RATE(A)
----------------------------------------------------------------
---------------------
BLUE CHIP GROWTH FUND
---------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1997         1.21%         1.21%         80%        0.0598
  1996         1.54%         1.54%         69%          n/a
  1995 (9)     1.84%         1.84%         89%          n/a
---------------------
EMERGING GROWTH FUND
---------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1997         0.06%         0.06%        134%        0.0583
  1996         0.22%         0.22%        131%          n/a
  1995 (9)     1.01%         1.01%        123%          n/a
--------------------------
INTERNATIONAL EQUITY FUND
--------------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1997         0.60%         0.50%         29%        0.0235
  1996 (15)    1.31          1.11%         21%          n/a

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(A) AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE IS ONLY REQUIRED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.
*    ANNUALIZED
(9)  COMMENCED OPERATIONS ON FEBRUARY 1, 1994.
(15) COMMENCED OPERATIONS ON FEBRUARY 1, 1995.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
STEPSTONE FUNDS

1. Organization

Stepstone Funds (the "Trust" or the "Fund") was organized as a Massachusetts business trust under a Declaration of Trust dated October 16, 1990.

The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment company with fourteen funds: the Treasury Money Market Fund, the Money Market Fund and the California Tax-Free Money Market Fund (the "Money Market Funds") and the Intermediate-Term Bond Fund, the Limited Maturity Government Fund, the California Intermediate Tax-Free Bond Fund, the Convertible Securities Fund, the Government Securities Fund, the Balanced Fund, the Growth Equity Fund, the Value Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, and the International Equity Fund (the "Non-Money Market Funds"). The Trust is registered to offer two classes of shares, Institutional and Investment. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

At a meeting held on October 17, 1996, the Board of Trustees of the Stepstone Funds unanimously approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") by and between Stepstone and the HighMark Funds providing for the transfer of all assets and balance sheet liabilities of each Stepstone Fund to its corresponding HighMark Fund in exchange for shares of beneficial interest of such HighMark Fund and the assumption by such HighMark Fund of all the liabilities of such Stepstone Fund. Pending Shareholder approval, the reorganization is scheduled to begin on April 25, 1997. The combined fund family, called the HighMark Funds, will have over $5 billion in assets.

 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust.

     SECURITY VALUATION -- Investment securities held by the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

     Investments in equity securities held by the Non-Money Market Funds which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Option contracts are valued at the last quoted bid price as quoted on the primary exchange or board of trade which such option contracts are traded. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general Trustee supervision.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Equity Fund does not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

     The International Equity Fund reports gains and losses on foreign currency related transactions

                                                                JANUARY 31, 1997

as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. Federal income tax purposes.

FEDERAL INCOME TAXES -- It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

The International Equity Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated. The International Equity Fund accrues such taxes when the related income is earned.

NET ASSET VALUE PER SHARE -- The net asset value per share is calculated each business day for each Fund. In general, it is computed by dividing the assets of each Fund, less its liabilities, by the number of outstanding shares of each Fund.

DISCOUNTS AND PREMIUMS -- Discounts and premiums are accreted or amortized over the life of each security and are recorded as interest income for each of the Funds using a method that approximates the effective interest method.

CLASSES -- Class specific expenses are borne by that class. Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for Repurchase Agreements are held by the custodian bank until the respective agreements mature. Provisions of repurchase agreements and procedures adopted by the Adviser ensure that the market value of the collateral is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the fund may be delayed or limited.

OPTIONS TRANSACTIONS -- In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Growth Equity Fund, the Value Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, the Balanced and International Equity Fund may write covered call options. A risk in writing a call option is that the fund gives up the opportunity of profit if the market price of the underlying security increases.

The Fund realizes a gain upon the expiration of a written call option. When a written call option is closed prior to expiration by being exercised, the proceeds on the sale are increased by the amount of original premium received.

The Blue Chip Growth Fund, Emerging Growth Fund, the Balanced Fund and International Equity Fund may purchase options with respect to securities that are permitted investments. The risk in purchasing options is limited to the premium paid.

The Fund recognizes a gain when the underlying securities' market price rises (in case of a call) or falls (in case of a put) to the extent sufficient to cover the option premium and transaction costs.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income for the money market funds and the Limited Maturity Government Fund are declared daily and paid monthly. Each of the non-money market funds except the

--------------------------------------------------------------------------------
STEPSTONE FUNDS

Limited Maturity Government Fund and the International Equity Fund declare and pay dividends from net investment income monthly. The International Equity Fund declares and pays dividends from net investment income periodically. Any net realized capital gains will be distributed at least annually for all Funds.

RECLASSIFICATION ON COMPONENTS OF NET ASSETS -- In accordance with Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies", $805,074 relating to differences attributable to the classification of short-term capital gains and net investment income for tax distribution purposes of the Value Momentum Fund, as of January 31, 1997 have been reclassified between the Fund's accumulated net realized gains/losses and undistributed net income accounts, as appropriate. These reclassifications had no effect on net asset value.

3. Transactions with Affiliates and Organization Costs

SEI Fund Resources (the "Administrator"), a Delaware business trust, serves as Administrator to the Company. SEI Financial Management Corporation, a wholly-owned subsidiary of SEI Corporation, is the owner of all beneficial interest in the Administrator. The Trust and the Administrator are parties to an Administration Agreement (the "Agreement") dated January 30, 1991, under which the Administrator provides the Trust with management, administrative and shareholder services for an annual fee of .15% on the first $1 billion of aggregate net assets, .12% on the aggregate net assets from $1 billion to $2 billion, and .10% on the aggregate net assets in excess of $2 billion. The Administrator's fee is allocated to the funds based on the percentage of each Fund's average net assets to the total average net assets of the Trust.

The Administrator has agreed to absorb certain transfer agency related expenses on behalf of the Trust.

SEI Financial Services Company (the "Distributor") and the Trust are parties to a distribution agreement dated January 30, 1991. No compensation is paid to the Distributor for services rendered to the Institutional Class under this agreement. The Trust has adopted a Distribution Plan (the "Plan") on behalf of the Investment Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. This Plan provides that the Investment Class will bear the cost of its distribution expenses. The Plan also provides for additional payments to the Distributor of up to an annual rate of .40% of the Fund's Investment Class daily net assets. The Distributor has voluntarily agreed to waive the entire fee of 0.40% for the Intermediate-Term Bond, Limited Maturity and California Intermediate Tax- Free Bond Funds. In addition, the Distributor has voluntarily agreed to waive 0.15% of these fees for the Treasury Money Market, Money Market, Growth Equity, Value Momentum and Balanced Funds and 0.07% for the California Tax-Free Money Market. The Distributor reserves the right to terminate this waiver at any time in its sole discretion.

Certain officers and/or Trustees of the Trust are also officers and/or Directors of the Administrator. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees is paid by the Administrator. The aggregate amount of fees paid to unaffiliated Trustees during the last twelve months was approximately $71,500.

Organizational costs incurred by the Trust have been capitalized by the Trust and are being amortized over sixty months commencing with operations. In the event any of the initial shares of the Trust are redeemed during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable by the Trust to the holder thereof will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. Such costs include legal fees for organizational work performed by a law firm of which an officer of the Fund is a partner.

4. Investment Advisory Agreement

                                                                JANUARY 31, 1997

The Trust and Pacific Alliance Capital Management, a division of Union Bank of California, N.A., (the "Advisor") are parties to an Advisory Agreement. For its services, the Advisor is entitled to receive a fee, that is calculated daily and paid monthly, at an annual rate of .30% of the average daily net assets of the Treasury Money Market Fund, the Money Market Fund, the California Tax-Free Money Market Fund and the Limited Maturity Government Fund, .60% of the Growth Equity Fund, the Value Momentum Fund, the Blue Chip Growth Fund, the Balanced Fund and the Convertible Securities Fund, .50% of the Intermediate-Term Bond Fund, the Government Securities Fund and the California Intermediate Tax-Free Bond Fund,
 .80% of the Emerging Growth Fund and .95% of the International Equity Fund. The Advisor has voluntarily agreed, for an indefinite period of time to waive all or a portion of its fee in the Treasury Money Market Fund, the California Tax-Free Money Market Fund, the International Equity Fund, and the California Intermediate Tax-Free Bond Fund in order to limit the operating expenses of the Funds.

The Advisor and Bank of Tokyo-Mitsubishi Trust Company are parties to a Sub-Advisory Agreement for the Blue Chip Growth Fund, the Emerging Growth Fund, the Convertible Securities Fund and the Government Securities Fund.

Bank of Tokyo-Mitsubishi Trust Company is entitled to a fee that is calculated daily and paid monthly by the Advisor.

The Advisor and Tokyo-Mitsubishi Asset Management (U.K.), Ltd. are parties to a Sub-Advisory Agreement for the International Equity Fund. Tokyo-Mitsubishi Asset Management (U.K.), Ltd. is entitled to a fee that is calculated daily and paid monthly by the Advisor.

During the fiscal year ended January 31, 1997, Union Bank agreed to merge with the Bank of California, N.A., effective on April 1, 1996. After the merger, the resulting Bank changed its name to Union Bank of California, N.A. Union Capital Advisors combined with Merus Capital Management and was re-named Pacific Alliance Capital Management. Pacific Alliance Capital Management operates as a separate division of the Union Bank of California, N.A. The subadvisors, the Bank of Tokyo Trust Company, and the Bank of Tokyo Asset Management (U.K.), Ltd., each changed its name to Bank of Tokyo-Mitsubishi Trust Company and Tokyo-Mitsubishi Asset Management (U.K.), Ltd., respectively upon the merger of the Bank of Tokyo Trust Company and Mitsubishi Bank Trust Company of New York on April 1, 1996. These transactions resulted in the termination of the Stepstone Funds' investment advisory and subadvisory agreements. Subsequently, the Funds' shareholders approved new investment advisory and subadvisory contracts with Union Bank of California, N.A., Bank of Tokyo-Mitsubishi Trust Company and Tokyo-Mitsubishi Asset Management (U.K.), Ltd., respectively. The advisory fees have not been affected by these changes.

5. Investment Transactions

The purchases and sales of investment securities and United States Government Obligations (other than short-term securities) were as follows:

                            INVESTMENT     U.S. GOVERNMENT
                            SECURITIES       SECURITIES
                        ----------------- -----------------
                        PURCHASES  SALES  PURCHASES  SALES
                         (000'S)  (000'S)  (000'S)  (000'S)
                        --------- ------- --------- -------
Intermediate-Term Bond   $42,589 $28,154  $130,467 $111,233
Limited Maturity Govt.        --      --    19,503   37,061
California Intermediate
   Tax-Free Bond           4,654     600        --      --
Convertible Securities    17,292  15,701        --      --
Government Securities     15,310  11,338    78,821   76,294
Balanced                  55,149  54,215    53,982   15,006
Growth Equity             37,774  48,875        --      --
Value Momentum            62,057  21,719        --      --
Blue Chip Growth          54,696  54,463        --      --
Emerging Growth           66,354  60,895        --      --
International Equity      20,054  13,361        --      --

At January 31, 1997 the total cost of securities and net realized gains or losses on securities sold for Federal income tax purposes was not materially

--------------------------------------------------------------------------------
STEPSTONE FUNDS

different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation at January 31, 1997 for each portfolio was as follows:

                        APPRECIATION DEPRECIATION TOTAL
                           (000'S)      (000'S)  (000'S)
                           --------------      ------------
Intermediate-Term Bond    $  1,758     $ (762)    $ 996
Limited Maturity Govt.          96        (28)       68
California Intermediate
   Tax-Free Bond               161        (13)      148
Convertible Securities       3,056       (267)    2,789
Government Securities          339       (187)      152
Balanced                    65,687     (2,539)   63,148
Growth Equity               99,781     (2,463)   97,318
Value Momentum             123,433     (1,626)  121,807
Blue Chip Growth            20,418       (563)   19,855
Emerging Growth             12,261     (1,872)   10,389
International Equity         6,869     (6,688)      181

Subsequent to October 31, 1996, the Funds recognized net capital losses for tax purposes that have been deferred to 1997 and can be used to offset future capital gains at January 31, 1997. The Funds also had capital loss carryforwards at January 31, 1997, to the extent provided in the regulations for federal income tax as follows:

                        CAPITAL LOSS
                          CARRYOVER    EXPIRES      EXPIRES   EXPIRES     EXPIRES
                           1/31/97       2002         2003      2004        2005
                        ------------- ----------  ----------  --------  -----------
Money Market             $1,091,230   $       --  $1,078,029  $ 13,201  $       --
Cal Tax-Free MM               1,425           --          --     1,425          --
Int.-Term Bond            3,376,083    1,412,177          --        --   1,963,906
Limited Maturity Govt.    1,858,695        3,154     873,702   890,060      91,779
Cal. Int. Tax-Free Bond   1,309,541           --     588,399   711,043      10,099
Government Securities     1,793,225           --     372,601        --   1,420,624

The Treasury Money Market and Convertible Securities Funds utilized their entire capital loss carryforward balance of $2,187 and $57,121, respectively, which was carried over from the previous year. The Money Market and California Tax-Free Money Market Funds used $85,187 and $525, respectively, of its capital loss carryforward from the previous year.


The Blue Chip Growth and Emerging Growth Funds had wash sales in the fiscal year ended January 31, 1997 amounting to $123,484 and $51,237, respectively. These wash sale losses cannot be used currently for income tax purposes and are deferred. In addition, the Intermediate-Term Bond Fund had a post 10/31 loss deferral of $188,556.

6. Concentration of Credit Risk
The California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund invest in debt securities in the State of California. The ability of the issuers of the securities held by the Funds to meet their obligations may be affected by economic developments in that state. The International Equity Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

7. Subsequent Event
By unanimous consent of Trustees dated December 23, 1996, the Trustees of the Stepstone Funds had determined, and approved, that it is in the best interests of the Limited Maturity Government Fund ("the Fund") and its shareholders that the Fund be liquidated. Accordingly, effective February 26, 1997, the Fund liquidated and distributed the net liquidation proceeds to its shareholders.

8. Option Contracts
Transactions in covered call options and purchased put options during the period ended January 31, 1997 are summarized as follows:

                                         GROWTH EQUITY
                                     ---------------------
                                     NUMBER OF
     WRITTEN OPTION TRANSACTION      CONTRACTS  PREMIUM
-----------------------------------  ---------- ----------
Option written and outstanding at
  beginning of period                $   --        $ --
Call option written during period     1,220     430,994
Call option exercised during period    (100)   (104,697)
Call option expired during period      (700)   (176,772)
Call option closed during period       (420)   (149,525)
                                      -----    --------
Option written and outstanding at end
  of period                              --          --
                                      =====    ========

                                      BLUE CHIP GROWTH
                                     -------------------
                                     NUMBER OF
     WRITTEN OPTION TRANSACTION      CONTRACTS   PREMIUM
-----------------------------------  ----------  -------
Option written and outstanding at
  beginning of period                 $    35    $136,248
Call option written during period       1,947     396,965
Call option exercised during period        --          --
Call option expired during period        (635)   (126,047)
Call option closed during period         (985)   (314,105)
                                      -------     -------
Option written and outstanding at end
  of period                               362      93,061
                                      =======     =======

                                       EMERGING GROWTH
                                     -------------------
                                     NUMBER OF
     WRITTEN OPTION TRANSACTION      CONTRACTS   PREMIUM
-----------------------------------  ----------  -------
Option written and outstanding at
  beginning of period                $   150 $   44,892
Call option written during period      3,466    998,826
Call option exercised during period     (375)   (84,335)
Call option expired during period     (1,601)  (318,375)
Call option closed during period      (2,150)  (570,257)
                                     -------    -------
Option written and outstanding at end
  of period                             (510)    70,751
                                     =======    =======



                                           BALANCED
                                      --------------------
                                     NUMBER OF
     WRITTEN OPTION TRANSACTION      CONTRACTS   PREMIUM
-----------------------------------  ----------  -------
Option written and outstanding at
  beginning of period                 $   --    $     --
Call option written during period      1,145     230,242
Call option exercised during period     (296)    (53,470)
Call option expired during period       (358)    (79,372)
Call option closed during period        (315)    (62,267)
                                     -------    -------
Option written and outstanding at end
  of period                              176     35,133
                                     =======    =======

                                      BLUE CHIP GROWTH
                                     --------------------
                                     NUMBER OF
    PURCHASE OPTION TRANSACTION      CONTRACTS   PREMIUM
-----------------------------------  ----------  -------
Purchased put option outstanding at
   beginning of period               $     --   $     --
Put option purchased during period        485    114,392
Put option sold during period            (125)    (4,562)
Put option expired during period         (210)   (53,130)
Put option exercised during period         --         --
                                      -------    -------
Purchased put option outstanding at end
  of period                               150     56,700
                                      =======    =======

                                        EMERGING GROWTH
                                     --------------------
                                     NUMBER OF
    PURCHASE OPTION TRANSACTION      CONTRACTS   PREMIUM
-----------------------------------  ----------  -------
Purchase put option outstanding at
   beginning of period               $   100  $  24,237
Put option purchased during period     2,025    852,992
Put option sold during period         (1,060)  (353,455)
Put option expired during period      (1,185)  (255,801)
Put option exercised during period      (500)  (118,419)
                                     -------   --------
Purchased put option outstanding at end
  of period                             (620)   149,554
                                     =======   ========

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------
STEPSTONE FUNDS

9. Shareholder Voting Results (unaudited)

A special meeting of shareholders of the Trusts was held on March 7, 1996. At the meeting shareholders voted on three proposals. Each proposal and the results of the voting are set forth below:

PROPOSAL 1: To approve the selection of Union Bank of California, N.A. ("UBOC") as investment adviser to each Fund, and to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and UBOC.

                                     % OF         % OF
                                    QUORUM     OUTSTANDING
                                   --------    -----------
BALANCED FUND
  For               12,847,156       99.71       74.40
  Against                    0        0.00        0.00
  Abstain               37,120        0.29        0.21

BLUE CHIP GROWTH FUND
  For                4,567,300      100.00       92.26
  Against                    0        0.00        0.00
  Abstain                    0        0.00        0.00

CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
  (FORMERLY CALIFORNIA TAX-FREE BOND FUND)
  For                  867,938      100.00       98.45
  Against                    0        0.00        0.00
  Abstain                    4        0.00        0.00

CALIFORNIA TAX-FREE MONEY MARKET FUND
  For              105,223,318       98.59       90.41
  Against                4,946        0.00        0.00
  Abstain            1,503,898        1.41        1.29

CONVERTIBLES SECURITIES FUND
  For                1,527,248      100.00       95.95
  Against                    0        0.00        0.00
  Abstain                    0        0.00        0.00

EMERGING GROWTH FUND
  For                3,025,825       99.54       87.63
  Against               14,039        0.46        0.41
  Abstain                    0        0.00        0.00

                                     % OF         % OF
                                    QUORUM     OUTSTANDING
                                   --------    -----------

GOVERNMENT SECURITIES FUND
  For                4,345,629      100.00       93.17
  Against                    0        0.00        0.00
  Abstain                    0        0.00        0.00

GROWTH EQUITY FUND
  For                7,657,397       99.93       76.16
  Against                  682        0.01        0.01
  Abstain                4,735        0.06        0.05

INTERMEDIATE-TERM BOND FUND
  For                9,477,905       99.76       72.13
  Against               17,671        0.18        0.13
  Abstain                6,166        0.06        0.05

INTERNATIONAL EQUITY FUND
  For                1,151,910      100.00       97.33
  Against                    0        0.00        0.00
  Abstain                    0        0.00        0.00

LIMITED MATURITY GOVERNMENT FUND
  For                3,442,688       97.59       93.90
  Against                    0        0.00        0.00
  Abstain               84,921        2.41        2.32

MONEY MARKET FUND
  For              508,915,213       98.80       67.34
  Against              503,640        0.10        0.07
  Abstain            5,652,325        1.10        0.75

TREASURY MONEY MARKET FUND
  For              296,824,594       96.77       74.82
  Against              437,523        0.14        0.11
  Abstain            9,482,693        3.09        2.39

VALUE MOMENTUM FUND
  For               12,314,899       99.73       95.94
  Against               10,671        0.09        0.08
  Abstain               22,880        0.19        0.16

PROPOSAL 2: To approve the selection of Bank of Tokyo-Mitsubishi Trust Company or its successor as the sub-adviser to the Blue Chip Growth, Emerging Growth, Government Securities and Convertible Securities Funds, to approve a new sub-advisory agreement between Bank of Tokyo-Mitsubishi Trust Company (or its successor) and UBOC relating to these Funds.

                                     % OF         % OF
                                    QUORUM     OUTSTANDING
                                   --------    -----------
EMERGING GROWTH FUND
  For                3,025,825       99.54       87.63
  Against               14,039        0.46        0.41
  Abstain                    0        0.00        0.00

GOVERNMENT SECURITIES FUND
  For                4,345,629      100.00       93.17
  Against                    0        0.00        0.00
  Abstain                    0        0.00        0.00

CONVERTIBLE SECURITIES FUND
  For                1,527,248      100.00       95.95
  Against                    0        0.00        0.00
  Abstain                    0        0.00        0.00

BLUE CHIP GROWTH FUND
  For                4,567,300      100.00       92.26
  Against                    0        0.00        0.00
  Abstain                    0        0.00        0.00


PROPOSAL 3: To approve the selection of Tokyo-Mitsubishi Asset Management (U.K.), Ltd. or its successor as the sub-adviser to the International Equity Fund, and to approve the sub-advisory agreement between Tokyo-Mitsubishi Asset Management (U.K.), Ltd. (or its successor) and UBOC relating to the Fund.

                                     % OF         % OF
                                    QUORUM     OUTSTANDING
                                   --------    -----------
INTERNATIONAL EQUITY FUND
  For                1,151,910      100.00       97.33
  Against                    0        0.00        0.00
  Abstain                    0        0.00        0.00

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Trustees of
   Stepstone Funds:

We have audited the accompanying statements of net assets of the Treasury Money Market, Money Market, California Tax-Free Money Market, Intermediate-Term Bond, Limited Maturity Government, California Intermediate Tax-Free Bond, Convertible Securities, Government Securities, Balanced, Growth Equity, Value Momentum, Blue Chip Growth, Emerging Growth, and International Equity Funds of Stepstone Funds (the "Trust") as of January 31, 1997, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Treasury Money Market, Money Market, California Tax-Free Money Market, Intermediate-Term Bond, Limited Maturity Government, California Intermediate Tax-Free Bond, Convertible Securities, Government Securities, Balanced, Growth Equity, Value Momentum, Blue Chip Growth, Emerging Growth, and International Equity Funds of Stepstone Funds as of January 31, 1997, the results of their operations, changes in their net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP


Philadelphia, Pa.
March 15, 1997

NOTICE TO SHAREHOLDERS OF THE STEPSTONE FUNDS (UNAUDITED)
-------------------------------------------------------------------------------
For shareholders that do not have a January 31, 1997 tax year end, this notice is for informational purposes only. For shareholders with a January 31, 1997 tax year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended January 31, 1997, each fund is designated the following items with regard to distributions paid during the year.

                                                                              (A)           (B)            (C)
                                                                           LONG TERM     ORDINARY         (A+B)
                                                                         CAPITAL GAINS    INCOME          TOTAL
                                                                         DISTRIBUTIONS DISTRIBUTIONS  DISTRIBUTIONS
                                FUND                                      (TAX BASIS)   (TAX BASIS)    (TAX BASIS)
---------------------------------------------------------------------------------------------------------------------------
Treasury Money Market                                                          0%           100%           100%
Money Market                                                                   0%           100%           100%
California Tax-Free Money Market                                               0%           100%           100%
Intermediate-Term Bond                                                         0%           100%           100%
Limited Maturity                                                               0%           100%           100%
California Intermediate Tax-Free Bond                                          0%           100%           100%
Convertible Securities                                                        25%            75%           100%
Government Securities                                                          0%           100%           100%
Balanced                                                                      56%            44%           100%
Growth Equity                                                                 92%             8%           100%
Value Momentum                                                                63%            37%           100%
Blue Chip Growth                                                              68%            32%           100%
Emerging Growth                                                               44%            56%           100%
International Equity                                                          57%            43%           100%

                                                                             (D)            (E)            (F)
                                                                          QUALIFYING    TAX EXEMPT       FOREIGN
                                FUND                                     DIVIDENDS(1)    INTEREST      TAX CREDIT
---------------------------------------------------------------------------------------------------------------------------
Treasury Money Market                                                          0%             0%             0%
Money Market                                                                   0%             0%             0%
California Tax-Free Money Market                                               0%           100%             0%
Intermediate-Term Bond                                                         0%             0%             0%
Limited Maturity                                                               0%             0%             0%
California Intermediate Tax-Free Bond                                          0%           100%             0%
Convertible Securities                                                        16%             0%             0%
Government Securities                                                          0%             0%             0%
Balanced                                                                      34%             0%             0%
Growth Equity                                                                100%             0%             0%
Value Momentum                                                                84%             0%             0%
Blue Chip Growth                                                              79%             0%             0%
Emerging Growth                                                                6%             0%             0%
International Equity                                                           0%             0%             0%

---------------------------------------------------------------------------------------------------------------------------

(1)Qualifying dividends Represent dividends which qualify for the corporate dividends received deduction.
* Items (A) and (B) are based on a percentage of each fund's total distributions.
**Items (D) and (E) are based on a percentage of ordinary income distributions of each fund.